ANNUAL
................................................................................
FINANCIAL REPORT
................................................................................
STI CLASSIC EQUITY FUNDS
................................................................................
A FAMILY OF MUTUAL FUNDS
................................................................................


May 31, 2002


                                [STI Logo Omitted]


                              BACKED BY TRADITION.
                          STRENGTHENED BY EXPERIENCE.SM

Dear Valued STI Classic Funds' Shareholder:

The twelve-month period ended May 31, 2002, corresponding to the fiscal year of the STI Classic Funds, was marked by several significant events. Most important was the September 11th Attack on America. The human toll of that tragedy was of course immeasurable. For the financial markets, the attack hastened an end to the recession, as the Federal Reserve lowered interest rates dramatically and provided huge amounts of liquidity. The shift in interest rates meant that longer-term bonds had very satisfactory returns, but the yield on money market funds plummeted. The equity markets initially sold off but then regained ground in a dramatic recovery as consumer spending remained largely intact. After high volatility in both bonds and stocks during Q4-2001, bond prices flattened out after the first of the year and equity prices saw another corrective phase. Thus it was a period of considerable fluctuation and uncertainty, in contrast to the generally benign environment from 1992-1999, which was the longest bull market for stocks in history.

Investment returns in the financial markets were varied during this turbulent 12-month period. Even so, there were distinct opportunities to earn attractive returns. Moreover, investors who chose a balanced diversification strategy utilizing quality bonds and smaller cap stocks were able to come through the year with minimal damage. Illustrating this point, the bellwether equity indices were weak. For the 12 months ended May 31, the S&P 500 Composite Index, which tracks larger companies, declined -13.9% on a total return basis, while the Dow Jones Industrial Average fell -9.0%. The technology-laden NASDAQ was much worse, with a return of -23.4%. International stocks were not a haven either, as the Morgan Stanley EAFE Index declined -9.6%. Cash equivalents such as money market funds were more stable, but hardly lucrative given 12 month returns of the iMoneyNet Financial Money Funds Average of +2.1%. On the positive side, small cap stocks were exceptional as the S&P 600 Smallcap Index rose +9.6% and the S&P 400 Mid-cap Index was modestly positive at +2.4%. Longer maturity bonds did well as shown by the +7.8% return of the Lehman U.S. Government Credit Index. In general, value stocks did better, and small was better; the Russell 2000 Value Index was the best performing well recognized index with its +15.4% increase.

Looking at the performance of the STI Classic Funds, it was a challenging year, but for the most part, very successful. In the Equity funds segment, our value oriented funds, which include the Value Income Stock Fund, the Growth and Income Fund and Small Cap Value Fund, all had excellent results. The Balanced Fund, which invests in a combination of growth equities and quality bonds, also had very good performance within its Lipper peer group. Our Small Cap Growth Stock Fund did extremely well within its peer group and small growth benchmarks. Finally, the large cap oriented Capital Appreciation and International Equity Funds were not immune to weakness but both exceeded their index benchmarks and did well versus peer group competitors. Another bright spot was the STI Classic municipal bond funds; they produced investment returns in a range of 5.2% to 5.6% and were strong in their peer categories; particularly notable was the Investment Grade Tax-Exempt Bond Fund. Less favorable results were posted by STI Classic taxable bond funds. Several of these funds have traditionally invested a meaningful portion of assets in investment-grade corporate bonds. This area of the bond market bore the brunt of the recession and numerous major issuers were stressed by the environment. Despite the setbacks encountered, investors in corporate debt have historically earned very attractive returns when undervalued holdings snap back strongly during economic recoveries. Thus, our bond managers remain positively committed to this strategy in the expectation of being amply rewarded over the next couple of years.

Looking forward, the environment seems weighted with ominous uncertainty, but this has been the case in many prior cycles including the bear markets of 1973-74, 1980, 1987 and 1990-91. Investors seem most acutely concerned about additional terrorist events, corporate governance issues, and the quality of company profits. Obviously no period in investment history has been free of risk, and now is no different. That said, the fact that strong measures are being taken against both ideological terrorism and "corporate accounting terror" means the issues are out in the open, with the possibility of being less bad than worst-case fears. In last year's Annual Report, we warned against having overly optimistic expectations for stock returns, and suggested that a period of below-normal gains was likely in the aftermath of the 1990's boom. That process now seems well underway and the excesses have been significantly corrected with the bursting of the technology stock market bubble and the poor equity returns over the past year. The stock market at approximately 19X twelve-month forward estimated earnings looks reasonably valued. Worth remembering is that the ingredients for a stock market recovery are still in place: modest inflation, very low interest rates, an economy which is on a moderate growth recovery path, benign central bank monetary policy, and a cyclical rebound in corporate profits. Typically some event-unforeseeable now-sparks a return of investor confidence. Thus, we remain reasonably optimistic about the prospects for at least moderate gains from equities over the next year. We are more cautious on the prognosis for bonds. Bond investors face several challenges, including the possibility of a weaker U.S. dollar, incremental government spending on domestic and international security, the likelihood that inflation is already as good as it is going to get, and the impact of an economic rebound on liquidity and monetary policy. Thus, we have gone to a more neutral maturity structure in fixed income funds, while continuing to emphasize corporate and mortgage securities. Finally, with short term rates so low, money market funds seem the least attractive for investors who have a reasonable time horizon and no need for current liquidity.

The investment advisor for the STI Classic Funds, Trusco Capital Management, has many years of proven success. Integral to Trusco's favorable long-term investment performance is adherence to disciplined investment processes, a dedication to independent internal research analysis, and a strong aversion to chasing Wall Street "fads." We thank you, the STI Classic shareholders, for continued confidence in the funds we manage on your behalf.

                                   Sincerely,

                                   /s/Douglas S. Phillips

                                   Douglas S. Phillips, CFA
                                   Chief Investment Officer

                            STI CLASSIC BALANCED FUND
                            -------------------------


The STI Classic Balanced Fund ("the Fund") seeks to provide both current income and growth in capital by investing in a blend of investment grade bonds and large and midcap common stocks. Typically the Fund's asset allocation to bonds is 40% to 50% of the total portfolio, while common stocks are the balance, or 50% to 60% of assets. In this manner, the goal is to provide shareholders with an attractive and somewhat less volatile total investment return over longer time periods. Total return is defined as the current income from interest or dividends as well as changes in the value of assets held in the portfolio.

For the fiscal year ended May 31, 2002, the major asset groups in which the Fund invests went in opposite directions. Fixed income markets responded to recessionary conditions, aggressive easing by the Federal Reserve, and from time-to-time, a "flight to quality". Thus indices representing intermediate and longer-term investment grade bonds generally produced respectable investment returns in a range of 6.5% to 8.0%. Stocks, on the other hand, were weak as Fed interest rate cuts failed to offset the negative impact of recession, very weak corporate profits, and considerable volatility particularly after September 11th. Thus the Fund's equity benchmark, the S&P 500 Composite Index, fell 13.9%.

Despite these mixed trends, the Balanced Fund (Trust Shares) fared relatively well in preserving shareholder capital, with a modest negative return of only -3.3%. In comparison, a 60%/40% stock/bond blend of the Fund's two benchmarks, the S&P 500 Composite Index for stocks and the Lehman U.S. Government/Credit Index, was down -5.3% for the year ended May 31, 2002. Also, the Lipper Mutual Funds Balanced Objective showed an even greater decline of -5.9%. The STI Classic Balanced Fund (Trust Shares) outperformed 75% of its peers in this Lipper set of approximately 500 funds. The Fund's Trust shares has also outperformed almost two-thirds of its Lipper peers on three-years results and over three-fourths of peers on a five-year basis.

The Fund's relative success during the past year was primarily due to good stock selection in the major equity sectors. In CONSUMER stocks, the Fund emphasized companies with proven business models and strong revenue growth, such as HARLEY-DAVIDSON, LOWE'S, and BED, BATH, BEYOND. In HEALTHCARE, the Fund focused on service providers such as UNITED HEALTHCARE and device companies like ST. JUDE MEDICAL while underweighting the large pharmaceuticals which tended to lag the market. In FINANCIAL SERVICES, the Fund's emphasis on predictable revenue streams and minimal credit risk paid off in names like SLM CORP., AMBAC, and FIFTH THIRD BANCORP. In INFORMATION TECHNOLOGY, there was a tilt toward recurring revenue areas such as software (MICROSOFT) and services (ELECTRONIC DATA SYSTEMS), although later in the year we began to shift toward the more operationally leveraged semiconductor sector. In terms of its bond investments, the Fund concentrated on intermediate maturity bonds, while focusing on the mortgage and corporate sectors where value was evident in terms of historical spreads vs. Treasuries. The corporate exposure was moderately detrimental during the year as the recession and "event risk" on specific issuers as well a short-term orientation by bond rating agencies produced volatility in bond prices.

Going forward, the key strategies of the Fund remain intact. In equities, value added will typically be created through good bottoms-up stock selection and an emphasis on earnings growth. For the fixed income portfolio, the Fund generally avoids major bets on maturity structure, preferring to search for good value in sound credits in recognition that corporate bonds tend to have higher returns than Treasuries over the course of a full economic cycle. The Fund is well diversified across industries and issuers, but significant price moves in individual securities can have an impact on the overall Fund, despite the diversification. The Fund holds positions in fixed income instruments issued by WorldCom, Inc. (or affiliates) which revealed after the Fund's fiscal year-end that it had materially misrepresented the Company's financial condition. This revelation of fraud caused the prices of WorldCom securities to decline sharply, which we expect will have a negative impact, albeit modest, on the future performance of the Fund. The ultimate outcome of the situation remains highly uncertain; however we are monitoring it closely to determine the most appropriate investment strategy.



                                /s/L. Earl Denney

                                L. Earl Denney, CFA
                                Fixed Income Portfolio Manager



                                /s/Robert J. Rhodes

                                Robert J. Rhodes, CFA
                                Equity Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date

-3.29%              1.59%            7.29%          9.08%         107.62%

[Chart Omitted] [Plot Points follow]
                                                                  60/40 S&P 500
                 STI Classic       S&P 500        Lehman U.S.       Lehman U.S.
               Balanced Fund,    Composite        Government/       Government/
                Trust Shares       Index         Credit Index      Credit Index
1/31/94            10,000          10,000           10,000            10,000
5/94                9,554           9,579            9,579             9,446
5/95               10,387          11,510           11,121            10,543
5/96               12,180          14,781           13,142            10,975
5/97               14,210          19,126           15,844            11,842
5/98               17,357          24,992           19,474            13,202
5/99               19,263          30,253           22,323            13,738
5/00               20,230          33,424           23,946            13,997
5/01               20,885          29,898           23,620            15,799
5/02               20,198          25,757           22,361            17,037


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                           Annualized      Cumulative
                                           Inception       Inception
One Year       3 Years      5 Years         to Date         to Date

-3.57%           1.27%      6.95%            8.70%         101.62%  Without load
-7.21%          -0.01%      6.13%            8.20%          94.06%  With load

[Chart Omitted] [Plot Points follow]
                                                                   60/40 S&P 500
                 STI Classic       S&P 500        Lehman U.S.       Lehman U.S.
               Balanced Fund,     Composite       Government/       Government/
               Investor Shares      Index        Credit Index      Credit Index
1/31/94              9,625          10,000          10,000           10,000
5/94                 9,238           9,579           9,579            9,446
5/95                10,004          11,510          11,121           10,543
5/96                11,693          14,781          13,142           10,975
5/97                13,595          19,126          15,844           11,842
5/98                16,548          24,992          19,474           13,202
5/99                18,319          30,253          22,323           13,738
5/00                19,173          33,424          23,946           13,997
5/01                19,731          29,898          23,620           15,799
5/02                19,026          25,757          22,361           17,037

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                           Annualized     Cumulative
                                            Inception      Inception
One Year     3 Years          5 Years        to Date        to Date

-4.33%       0.49%            6.14%           8.71%          78.82% Without load
-6.18% With load

[Chart Omitted] [Plot Points follow]
                                                                60/40 S&P 500
              STI Classic        S&P 500         Lehman U.S.     Lehman U.S.
            Balanced Fund,     Composite        Government/       Government/
              Flex Shares        Index         Credit Index      Credit Index
6/30/95          10,000        10,000              10,000          10,000
5/31/96          11,401        12,549              10,327          11,617
5/31/97          13,157        16,239              11,143          14,006
5/31/98          15,900        21,219              12,422          17,215
5/31/99          17,465        25,686              12,927          19,733
5/31/00          18,142        28,378              13,171          21,168
5/31/01          18,525        25,384              14,866          20,880
5/31/02          17,723        21,868              16,032          19,767


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                      STI CLASSIC CAPITAL APPRECIATION FUND
                      -------------------------------------


The Capital Appreciation Fund ("the Fund") employs a philosophy of investing in large and midcap companies with positive earnings trends and reasonable valuations. Earnings trend criteria include a stable or improving rate of earnings growth, positive growth relative to investor expectations, and fundamental signs of growth sustainability. Other important elements considered are above average or rising profitability metrics such as return on equity, stable or improving revenue growth, and good quality of earnings. Generally companies in which the Fund invests represent leaders within their industry segments, as demonstrated by revenue growth, market shares, and levels of profitability. In terms of portfolio risk control, the Fund is structured to provide diversification across the major industry sectors, but with an emphasis on good earnings growth. Finally, the Fund manager employs an active sell discipline to weed out stocks with deteriorating earnings profiles, while striving to keep annual portfolio turnover within reasonable ranges.

Large Cap core style growth funds faced a considerable headwind over the past twelve months. Primary challenges included a generally difficult environment for technology stocks which are a major segment of the large cap market. Also many "value" stocks which were deeply beaten down in the Internet bubble of 1999-2000 continued to rebound to more normal valuations. In many instances, these "value" stocks did not exhibit the strong earnings characteristics we look for in stock selection, thus were not consistent with the Fund's investment philosophy. Reflecting these trends, the Fund's Trust shares posted a negative total return of -11.1% for the fiscal year ended May 31, 2002. While acknowledging this lack of absolute return progress for the year, we were nonetheless encouraged by success against relevant comparisons. The Fund's index benchmark, the S&P 500 Composite Index, was down 13.9%, considerably worse than the Fund. Within the Fund's Lipper peer group of Large Cap Core funds, the average return was even worse, at -15.2%, and the Fund's Trust shares outperformed 84% of the over 800 funds in that category. On a three and five year basis, the Fund's Trust shares has outperformed 82% and 87%, respectively, of its Lipper Large Cap Core fund peers while also surpassing the S&P 500 Composite Index.

During the last twelve months, the Fund was initially positioned rather defensively. The focus was on companies with stable revenue demand profits such as food suppliers, hospital management, technology service and software, and integrated energy companies. As the Federal Reserve began to respond to the recession which "officially" began in March 2001, with aggressive monetary easing, we felt the economic cycle would respond in rather typical fashion. Specifically, recessions usually last only 9-12 months and the stock market typically begins to respond to Fed rate cuts about nine months or so after the first cut. This meant that investors would tend to be looking for companies with greater operating earnings leverage by early 2002. Accordingly, beginning in late summer 2001, the Fund was gradually being repositioned to adopt a somewhat more aggressive stance. Obviously the terrible events of September 11th completely derailed this strategy. During the aftermath when the market was closed, we met with our research team frequently to formulate a new game plan. Based on considerable analysis and experience with crisis events, we believed the financial markets would trade down but in an over reactive process. We also felt the U.S. economy and American consumers were enormously resilient. Accordingly, the Fund aggressively added to companies with strong fundamental earnings trends which got hit in the late September sell off. This tactic paid off as the Fund outperformed its benchmark during the subsequent sharp recovery in Q4-2001. Since December 31, the stock market has reverted back to a more cautious mode, and the Fund has lagged just slightly through the end of May. The strategy of emphasizing companies which will benefit from rising industrial activity remains intact. We are convinced the earnings rebound will in fact occur, and the Fund's holdings will respond in due course.

Looking forward, several uncertainties preoccupy investors' minds, including global terrorism, an evaporation of belief in corporate financial reporting, and the usual macro worries about whether the recovery will abort. We recognize that the really big issues are beyond our control and part of the overall risk of investing in equities. Therefore, we will continue to work on our bottoms-up stock selection process, believing that companies with the best relative profits growth will inexorably reward you, our shareholders. While a fairly small handful of companies have been instrumental in damaging investor confidence, most companies continue to operate prudently and generate cash earnings which can be reinvested or paid out as dividends. And we are optimistic that a better, more transparent and investor-friendly financial reporting framework will emerge from the current scrutiny, to the ultimate benefit of investor confidence.

We thank you for your decision to invest in the Capital Appreciation Fund. We will work hard over the next year and beyond to produce competitive investment returns.

                                                     /s/Robert J. Rhodes

                                                     Robert J. Rhodes, CFA
                                                     Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date

-11.06%            -2.29%            7.32%         11.53%          195.00%

[Chart Omitted] [Plot Points follow]

             STI Classic Capital           S&P 500
             Appreciation Fund,          Composite
                Trust Shares               Index
7/31/92            10,000                 10,000
5/93               11,203                 10,884
5/94               11,638                 11,344
5/95               12,409                 13,630
5/96               16,004                 17,503
5/97               19,951                 22,649
5/98               25,938                 29,596
5/99               30,445                 35,826
5/00               33,179                 39,581
5/01               31,938                 35,405
5/02               28,406                 30,501



INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                       Annualized      Cumulative
                                        Inception       Inception
One Year      3 Years     5 Years        to Date         to Date

-11.68%       -2.93%       6.65%         11.15%         187.02%  Without load
-14.99%       -4.15%       5.83%         10.72%         176.24%  With load

[Chart Omitted] [Plot Points follow]

             STI Classic Capital          S&P 500
             Appreciation Fund,          Composite
               Investor Shares             Index
7/31/92             9,625                 10,000
5/93               1,1206                 11,328
5/94               11,572                 11,807
5/95               12,258                 14,186
5/96               15,712                 18,218
5/97               19,442                 23,574
5/98               25,024                 30,804
5/99               29,328                 37,288
5/00               31,759                 41,196
5/01               30,368                 36,849
5/02               26,821                 31,746

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                  Annualized            Cumulative
                                   Inception             Inception
One Year           3 Years          to Date               to Date

-12.05%            -3.36%           11.31%                 111.63% Without load
-13.79% With load

[Chart Omitted] [Plot Points follow]

             STI Classic Capital          S&P 500
             Appreciation Fund,          Composite
                 Flex Shares               Index
6/30/95            10,000                 10,000
5/96               12,387                 12,549
5/97               15,266                 16,239
5/98               19,559                 21,219
5/99               22,786                 25,686
5/00               24,557                 28,378
5/01               23,380                 25,384
5/02               20,563                 21,868



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                       STI CLASSIC GROWTH AND INCOME FUND
                       ----------------------------------


The STI Classic Growth and Income Fund ("the Fund") invests primarily in a diversified mix of midsize and larger domestic common stocks and listed ADRs of foreign companies with market capitalizations of at least $1.5 billion. The Fund is managed in a large capitalization, value-oriented style, competing against funds with a similar objective as categorized under Lipper's "Large Cap Value Equity" peer group. The Fund's management team utilizes a proprietary quantitative screening process to identify attractive ideas. The team then evaluates each potential idea with careful fundamental research, incorporating the depth of its collective investment experience, and constructs a diversified portfolio that seeks competitive long-term appreciation with below average variability of return.

Last year's commentary and outlook, we made the case for a historically subpar economic recovery producing a profit rebound within a low inflationary environment. At that time we also felt that the market correction which began in March 2000 left room for equities to stage a respectable albeit muted recovery, limited by overall valuation levels. The large capitalization segment of domestic equities performed poorly. Subsequent to our last fiscal year end update, two significant events materially detoured the recovery path for large cap equities. First, the terrorist acts of last September 11th and the ensuing realization that security both here and abroad would remain vulnerable to ongoing assault, changed investor's assessment of and willingness to take risk. Secondly, and perhaps as damaging from an investment perspective, were the corporate terrorist acts of deception, fraud, and financial abuse perpetrated by managements that have come to light in the aftermath of the ENRON scandal. The myriad excesses of the last bull market cycle continue to be exposed to an increasingly critical public eye, and the overall picture of management and accountability shortfalls by corporate stewards have undermined two basic tenets of investing: trust and confidence.

Thus for many investors equity investing has become an unprofitable exercise in frustration and unfulfilled potential and rife with unpleasant surprises -- an apt description of a bear market. In the year just ended, our benchmark S&P Barra Value Index declined -15.4%, slightly worse than the overall S&P 500 Composite Index return of -13.9%. The Lipper Large Cap Value Funds declined 9.22%. By comparison, the Growth and Income Fund posted losses of -7.8%, -8.0%, and -8.7% for the Trust, Investor, and Flex Class shares respectively. While the Fund performed better than both its benchmark index and its Lipper peer group average for the year, our enthusiasm is tempered by the market's disappointing showing and the negative absolute impact on our investors. Still, our use of broad portfolio diversification and shifting emphasis to greater economic sensitivity buffered the performance shock of last year's pothole. While our exposure to poor-performing telecommunications and technology sectors hurt results, we enjoyed strong returns from greater exposure to consumer spending related issues, industrials and consumer staples. Consumer related positions are being pared back and redeployed into industrial and basic industry stocks and into select situations in healthcare and utilities. We typically use a 12-18 month timeframe in evaluating investment alternatives, and strive to be opportunistic in times such as now when market focus becomes blurred, myopic, or buffeted by emotion and transient newsflows.

As conceded, our optimism last year collided with a raft of unexpected hazards and missed the mark. Nevertheless as we look ahead, we are encouraged by the progress on the economic and corporate profit recovery fronts, and believe the fundamental backdrop for equities is constructive and slowly improving. Also, inflation appears contained near term thus the interest rate outlook should be fairly benign. The severely recession-impacted areas of the economy -- business investment and inventories, are thawing from a deep freeze, and combined with greater government defense spending and a resilient consumer should foster a period of reasonable economic expansion. However, equities are unlikely to key off economic developments and respond fully until investors can resuscitate their dazed trust and confidence in corporate America and the capital markets. The restoration of investor confidence and the pace of economic/market recovery are linked in that both will develop slowly and unevenly and require a currently absent ingredient: patience. At the end of the day, the patient, disciplined investor is always best served, and the present environment should prove to be no different. The Growth and Income Fund team subscribes to that basic notion, and believes that this period of turmoil and high uncertainty has created sufficient opportunity that will become manifest in the upcoming year. We again thank all of our investors for your continued vote of confidence in our approach, particularly after such a challenging year, and hope to reflect on a period of better results in our next annual commentary.


                                               /s/Jeffrey E. Markunas

                                               Jeffrey E. Markunas, CFA
                                               Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date

-7.80%             -1.32%           7.05%           11.43%         185.02%

[Chart Omitted] [Plot Points follow]

              STI Classic Growth          S&P 500/
              and Income Fund,          BARRA Value
                Trust Shares               Index
9/30/92            10,000                 10,000
5/93               11,363                 11,497
5/94               11,462                 12,353
5/95               13,204                 14,461
5/96               16,420                 18,272
5/97               20,070                 22,924
5/98               25,406                 29,554
5/99               29,364                 33,422
5/00               30,571                 34,285
5/01               30,605                 36,729
5/02               28,218                 31,069



INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                         Annualized      Cumulative
                                          Inception       Inception
One Year           3 Years    5 Years      to Date         to Date

-7.97%             -1.50%      6.93%        10.84%          154.15% Without load
-11.42%            -2.74%      6.11%        10.37%          144.62% With load

[Chart Omitted] [Plot Points follow]

              STI Classic Growth          S&P 500/
              and Income Fund,          BARRA Value
               Investor Shares             Index
5/31/93             9,625                 10,000
5/94                9,712                 10,744
5/95               11,190                 12,578
5/96               13,909                 15,892
5/97               17,004                 19,938
5/98               21,506                 25,705
5/99               24,874                 29,069
5/00               25,849                 29,819
5/01               25,831                 31,946
5/02               23,772                 27,023


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                           Annualized     Cumulative
                                           Inception      Inception
One Year           3 Years     5 Years      to Date        to Date

-8.69%              -2.24%      6.15%        10.99%        110.86%  Without Load
-10.52% With load

[Chart Omitted] [Plot Points follow]

              STI Classic Growth          S&P 500/
              and Income Fund,          BARRA Value
                 Flex Shares               Index
4/30/95            10,000                 10,000
5/95               10,293                 10,445
5/96               12,721                 13,197
5/97               15,440                 16,557
5/98               19,403                 21,346
5/99               22,267                 24,140
5/00               22,959                 24,763
5/01               22,783                 26,528
5/02               20,803                 22,440





Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                   STI CLASSIC INFORMATION AND TECHNOLOGY FUND
                   -------------------------------------------


The Information and Technology Fund ("the Fund") seeks long-term capital appreciation by investing primarily in U.S. companies that are expected to benefit substantially from information & technology and achieve above average growth. The Fund has a three-tiered investment structure that it uses to classify holdings into one of the following three categories: pioneers, technology infrastructure companies, or information beneficiaries. The first category, pioneers, includes firms whose primary line of business focuses on an emerging technology product or information-intensive service. The second category, infrastructure companies, consists of established firms that provide infrastructure to support the electronic construction and transfer of information. The third category of companies encompasses established firms that harness information as a key driver of growth in their businesses. This three-tiered investment strategy helps the Fund to diversify its holdings and produce a superior risk-reward profile to those exhibited by pure technology funds.

The Fund believes that a carefully constructed, well-diversified portfolio is an extremely effective tool for investing in technology companies and information-intensive businesses. This philosophy has proven to be very helpful for technology and aggressive growth investors during the volatile period of the last two years. The Fund uses bottom-up analysis in which the competitive advantages of companies are examined. In addition, the Fund considers each position in the context of industry, economic and financial market trends. Finally, each position is assessed for its ability to optimize the portfolio's balance between risk and potential reward.

During the past 12 months, the Information and Technology Fund has returned -39.6% on Trust Shares. The Lipper Science and Technology Funds Index has returned -36.1% and the Goldman Sachs Technology Composite Index has returned -32.7% since May 31, 2001.



                                 /s/Alan Kelley

                                 Alan Kelley
                                 Portfolio Manager

TRUST SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                 Annualized       Cumulative
                  Inception        Inception
One Year           to Date          to Date

-39.58%            -7.77%           -19.40%

[Chart Omitted] [Plot Points follow]

           STI Classic       Goldman Sachs
         Information and      Technology       Goldman Sachs   Lipper Science &
        Tecnhnology Fund,      Composite        E-Commerce        Technology
          Trust Shares          Index*             Index       Funds Objective
9/30/99      10,000             10,000            10,000           10,000
5/00         15,870             12,616            13,356           15,063
5/01         13,340              7,273             7,311            8,499
5/02          8,060              4,506             4,920            5,357


FLEX SHARES(2)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                 Annualized       Cumulative
                  Inception        Inception
One Year           to Date          to Date

-40.24%            -8.62%           -21.36% Without load
-41.21% With load

[Chart Omitted] [Plot Points follow]

             STI Classic      Goldman Sachs
           Information and     Technology       Goldman Sachs   Lipper Science &
          Tecnhnology Fund,     Composite        E-Commerce        Technology
             Flex Shares         Index*             Index       Funds Objective
9/30/99        10,000            10,000             10,000           10,000
5/00           15,818            12,616             13,356           15,063
5/01           13,157             7,273              7,311            8,499
5/02            7,864             4,506              4,920            5,357


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) Trust Shares were offered beginning on September 30, 1999.

(2) Flex Shares were offered beginning on January 24, 2000. Flex Shares' performance for the periods prior to January 24, 2000 reflects the performance of the Fund's Trust Shares. The performance of the Trust Shares has not been adjusted to reflect the higher internal operating expenses of the Flex Shares. If it had, performance would have been lower than that shown.
* Previously the Fund's return had been compared to the Goldman Sachs E-Commerce Index, but the adviser believes that the Goldman Sachs Technology Composite Index more accurately reflects the inclusion of companies that are not focused on achieving growth through e-commerce initiatives.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                      STI CLASSIC INTERNATIONAL EQUITY FUND
                      -------------------------------------


The STI Classic International Equity Fund ("the Fund") invests in equity securities of foreign issuers and seeks to provide long-term capital appreciation. We strive to obtain investment results that outperform the international markets as measured by the MSCI EAFE Index. The Fund focuses on sector and company fundamentals specifically looking for companies that are leaders in their industry, produce quality products, and have sound financial positions. Our goal is to find companies that have improving growth characteristics at attractive valuation levels relative to their global peers.

The Fund's performance for the year June 2001 to May 2002 was -8.6% (Trust Shares) versus the MSCI EAFE Index return of -9.6% and the Lipper International Fund Average return of -9.6%. The Fund did a good job preserving capital relative to its benchmark and relative to the Lipper Average of similar funds, outperforming the benchmark by 1% and the average international fund by 1%.

During the 12-month period which was filled with volatility caused by international terrorism and massive changes to the benchmark of the Fund, the Fund managed to outperform for a number of reasons outlined below. First, we increased the number of stocks in the Fund and reduced the size of some of the largest holdings to better diversify in this period of extreme volatility. Second, we have continued to improve the quality of our research by adding an additional analyst, improving our quantitative screening processes and inputs, and improving other portfolio management tools. This streamlines the overall administrative burden of operating a fund and allows us to focus more on the investments.

Performance at the industry sector level was driven by good stock selection in Industrials and Financials. FAG Kugelfischer (ballbearings); Sandvick (mining tools) and Saint Gobain (high tech materials) were all purchased at very attractive valuations and appreciated considerably during the year contributing to outperformance. In Financials BNP Paribas (France) Keppel Corp (Singapore), and Hana Bank (South Korea) all shared strength of management teams and success in business strategies which helped lift these stocks during the year. Some of the pharmaceutical companies in Japan, like Tanabe Seiyaku and Daiichi Pharmaceuticals, showed superior R&D productivity and performed very well for the Fund, but were liquidated during the year due to increasing competition and deteriorating pipeline of new products. The portfolio was successful at the tactical allocation of capital during the year, maintaining overweight positions in the best performing sectors. France, Germany, and South Korea were the best performing countries for the Fund, with mild underperformance in Switzerland and Japan.

As we look forward, we believe a slow and gradual economic recovery will continue to materialize over the next few quarters. We have positioned the Fund to take advantage of this cyclical growth. The emphasis continues to be on stock selection. We will focus on companies with strong profitability growth, and strong market share growth in their respective industries that are trading at a valuation that is attractive when compared to their global peers. We believe earnings growth is the key to share price appreciation in any part of the economic cycle. Therefore a portfolio filled with companies that exhibit stronger than average earnings growth and lower than average valuation should do well over an investment cycle.

Successful results for the Fund will continue to be based on a dedication to in-depth fundamental research on companies brought to light via a disciplined quantitative process. Inherent in management of the Fund is a process designed to quickly identify sell candidates where earnings trends are beginning to deteriorate. Our approach should provide investors the opportunity to participate in the growth of the international markets while maintaining sensible valuation. We feel confident that the disciplined execution of our process should lead to strong investment results over time.

Stock market declines of the past year have started to bring valuations down toward more attractive levels. Relative to US stocks, many international stocks are still well undervalued, and we believe that this valuation disparity will continue to narrow. Low interest rates, better stock price valuations, and continued structural reforms give us reason to believe that the opportunity for strong economic growth is now available. Although international markets are likely to be characterized by volatility in the short term, we are confident that long-term investors should continue to be rewarded for their patience.


                                /s/Chad Deakins

                                Chad Deakins, CFA
                                Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date*        to Date*

-8.64%              -3.41%          0.33%           9.17%          90.28%

[Chart Omitted] [Plot Points follow]

              STI Classic
        International Equity Fund,     MSCI EAFE Index,
           Fund, Trust Shares              in U.S.$
6/30/94          10,000                    10,000
5/95             10,331                    10,343
5/96             11,291                    11,256
5/97             12,135                    12,067
5/98             15,269                    14,401
5/99             16,470                    15,010
5/00             19,659                    17,900
5/01             15,944                    14,558
5/02             13,962                    12,817


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                             Annualized    Cumulative
                                             Inception     Inception
One Year     3 Years          5 Years        to Date*      to Date*

 -8.90%       -3.74%           -0.04%          8.81%         85.77% Without load
-12.29%       -4.96%           -0.80%          8.25%         78.87% With load

[Chart Omitted] [Plot Points follow]

                STI Classic
         International Equity Fund,       MSCI EAFE Index,
          Fund, Investor Shares             in U.S.$
6/30/94           9,625                      10,000
5/95              9,905                      10,343
5/96             10,786                      11,256
5/97             11,554                      12,067
5/98             14,472                      14,401
5/99             15,532                      15,010
5/00             18,461                      17,900
5/01             14,896                      14,558
5/02             13,012                      12,817

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                          Annualized      Cumulative
                                          Inception       Inception
One Year       3 Years      5 Years        to Date*         to Date*

 -9.61%         -4.43%       -0.75%         8.17%           77.85% Without load
-11.42% With load

[Chart Omitted] [Plot Points follow]

                STI Classic
           International Equity Fund,     MSCI EAFE Index,
               Fund, Flex Shares            in U.S.$
6/30/95            10,000                    10,000
5/96               10,911                    11,020
5/97               11,610                    11,814
5/98               14,455                    14,099
5/99               15,421                    14,696
5/00               18,202                    17,525
5/01               14,591                    14,253
5/02               12,655                    12,548



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

* For periods prior to December 1995, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect fees and expenses of the Fund's Trust Shares. Trust Shares have lower expenses than Investor or Flex Shares, which results in higher performance for the Flex and Investor Shares than it would have been had the expenses of these classes have been applied. The collective investment fund was not a registered mutual fund, and therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                   STI CLASSIC INTERNATIONAL EQUITY INDEX FUND
                   -------------------------------------------


The STI Classic International Equity Index Fund (the "Fund") invests in equity securities of foreign issuers and seeks to closely match the returns of the MSCI EAFE-GDP Index, the Fund's benchmark. To help minimize tracking error, the Fund holds approximately 650 stocks in the portfolio. Tracking error represents a measure of how closely a portfolio matches the return of its benchmark. The Fund continues to have a low tracking error even though world equity market volatility has increased.

During the 12 month period ended May 31, 2002, the international markets were down considerably. The STI Classic International Equity Index Fund was down -12.4% on Trust Shares. The MSCI EAFE-GDP Index, the Fund's benchmark, was down a similar -12.0%. The Fund did a good job tracking the index. During the year there were two major index rebalancings due to changes in how MSCI calculates the indices. Each rebalance had a turnover of approximately 10%. Even given all the added transactions, the Fund tracked the index quite well. A reminder to our investors: the index itself has no transaction costs and therefore was not impacted by this turnover. A major change was made to the MSCI methodology to control for "free Float." The index is now more representative of an investable universe of developed markets companies. Historically changes to the index have been minor, and we expect them to be more modest in future years.

Performance for the year was down in all sectors but Materials and Consumer Staples. Information Technology, Telecomm, and Financial stocks were the worst performers. Japan had a very negative impact on the Fund with the Japanese market down over 17% during the time period covered by this report. Some of the smaller European markets like Belgium, Austria, and Switzerland along with Australia were up for the year.

Looking forward, there are several major themes which will continue to influence international equity stock performance: 1) The private sector is gaining influence in place of governments and the free market is helping resources be better allocated; 2) Productivity is continuing to increase throughout the world; 3) Adoption of U.S. style pension and retirement systems is increasing internationally, placing more assets into the global equity markets; and, 4) Industry consolidation is occurring on a global basis. Larger companies no longer compete in just one country, but compete globally. The International Equity Index Fund is a proven vehicle for participation in the global growth of non-U.S. markets. Because the benefits of more efficient capital markets are still growing overseas, we continue to suggest that international equities offer significant potential for U.S. investors. We are now witnessing the beginning of a change in the global outlook, where international stocks are outperforming domestic U.S. stocks. This trend could continue for the foreseeable future as non-U.S. equities play "catch-up" to U.S. stocks. For example, for the ten years ending May 31, 2002, the S&P 500 Composite Index of U.S. large stocks has returned 12.1% on an annualized basis while the MSCI EAFE Index of non-U.S. international companies is up only 5.3% annualized. Additionally, the trend of recent weakness in the exchange value of the U.S. dollar benefits U.S. investors in non-U.S. stocks.



                                           /s/Chad Deakins

                                           Chad Deakins, CFA
                                           Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date

-12.43%            -5.35%            2.84           4.19%          38.77%

[Chart Omitted] [Plot Points follow]

                 STI Classic             MSCI EAFE-GDP Index
         International Equity Index      Weighted, in U.S.$
             Fund, Trust Shares            (Price Return)
6/30/94           10,000                      10,000
5/95              10,331                      10,343
5/96              11,291                      11,256
5/97              12,135                      12,067
5/98              15,269                      14,401
5/99              16,470                      15,010
5/00              19,659                      17,900
5/01              15,944                      14,558
5/02              13,962                      12,817


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                       Annualized      Cumulative
                                        Inception       Inception
One Year      3 Years     5 Years        to Date         to Date

-12.65%       -5.73%       2.40%          3.76%           34.23% Without load
-15.92%       -6.94%       1.62%          3.26%           29.19% With load

[Chart Omitted] [Plot Points follow]

                 STI Classic             MSCI EAFE-GDP Index
         International Equity Index      Weighted, in U.S.$
            Fund, Investor Shares          (Price Return)
6/30/94             9,625                     10,000
5/95                9,905                     10,343
5/96               10,786                     11,256
5/97               11,554                     12,067
5/98               14,472                     14,401
5/99               15,532                     15,010
5/00               18,461                     17,900
5/01               14,896                     14,558
5/02               13,012                     12,817

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                              Annualized    Cumulative
                                              Inception     Inception
One Year       3 Years          5 Years        to Date       to Date

-13.27%        -6.37%            1.74%          3.30%        25.43% Without load
-15.00% With load

[Chart Omitted] [Plot Points follow]

                 STIClassic             MSCI EAFE-GDP Index
         International Equity Index     Weighted, in U.S.$
              Fund, Flex Shares           (Price Return)
6/30/95            10,000                     10,000
5/96               10,911                     11,020
5/97               1,1610                     11,814
5/98               14,455                     14,099
5/99               15,421                     14,696
5/00               18,202                     17,525
5/01               14,591                     14,253
5/02               12,655                     12,548


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                 STI CLASSIC LIFE VISION AGGRESSIVE GROWTH FUND
                 ----------------------------------------------


Diversified portfolios continued to provide relative stability during the past year in what proved to be an economically, financially and politically turbulent climate.

We began the new fiscal year for the STI Classic Life Vision Aggressive Growth Fund (the "Fund") in June 2001 with a sense of budding optimism that the worse of the economic slowdown was over, and that an economic recovery was evolving if not yet in place. Production cuts were well underway, excess inventories were being pared and interest rates were low enough to encourage mortgage re-financing. In addition, Congress and the Bush Administration passed a new tax cut and tax rebate plan that would increase consumer spending power.

However, the terrible tragedy of September 11th caused consumers, businessmen, politicians and investors alike to question previous "norms", sending the economy and the stock markets lower. We were encouraged by the quick and decisive reaction from the Federal Reserve, the Administration and Congress during the period following the attacks and felt that the steps taken would revive the ailing economy and equity market. That call turned out to be correct and the stock markets rallied sharply in the fourth quarter last year.

Unfortunately, the healing process for investor confidence was temporarily disrupted by the events of, and subsequent to, the Enron scandal as well as credit problems centered in the telecom industry. This tended to send equity markets lower at the end of the fiscal year for the Fund on May 31, 2002. During this time, the Fund's exposure to the small-cap equity class and the value style cushioned the impact of the turbulence experienced by less diversified investors. As a result of this diversification, the Fund generated superior returns relative to other multi-cap growth funds, though the Trust Class shares fell 7.0% in the twelve months ended May 31, 2002, versus the Lipper Multi-Cap Growth Funds Average return of -23.1% during that same period.

Looking ahead, our outlook for the economy is positive, though we believe that the recovery will advance at only a moderate pace. Our strategy for what we expect will be a low-trajectory recovery favors equities, but we pared back the exposure to the large-cap and growth segments earlier in the year and emphasized the more stable small-cap and value segments. However, we do look for a recovery in the large-cap market in the coming year.

We wish to take this opportunity to thank you again for the confidence you have placed with us in managing your funds in the STI Classic Life Vision Aggressive Growth Fund. We will strive to keep that trust in the year ahead.


                                /s/David E. West

                                David E. West
                                Managing Director


                                /s/Alan M. Gayle

                                Alan M. Gayle
                                Managing Director

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years*      to Date*        to Date*

-6.96%              0.94%            6.15%          9.35%         131.97%

[Chart Omitted] [Plot Points follow]

           STI Classic Life Vision
                 Aggressive          61/15/12/10/2                 Morgan Stanley                    Salomon      Russell
                Growth Fund,            Hybrid         Russell       MSCI EAFE        Russell        3-Month      Mid-Cap
                Trust Shares           Benchmark     1000 Index         Index       2000 Index     T-Bill Index     Index
12/31/92          10,000               10,000          10,000         10,000          10,000         10,000        10,000
5/93              10,697               10,719          10,420         12,519          10,588         10,125        10,590
5/94              10,840               11,376          10,850         14,218          11,511         10,454        11,183
5/95              12,108               13,011          12,908         14,922          12,697         10,998        12,953
5/96              14,858               16,230          16,711         16,514          17,255         11,601        16,650
5/97              17,216               19,358          21,243         17,761          18,458         12,211        19,526
5/98              21,038               23,986          27,767         19,735          22,378         12,851        24,862
5/99              22,557               27,219          33,406         20,595          21,776         13,462        27,102
5/00              24,192               30,565          37,402         24,125          23,934         14,163        30,696
5/01              24,935               28,159          33,374         19,910          25,296         14,984        32,209
5/02              23,199               25,531          28,926         18,051          25,169         15,378        31,043


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

* For periods prior to June 1997, when the Fund began operating, the performance quoted reflects past performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation model was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                 STI CLASSIC LIFE VISION GROWTH AND INCOME FUND
                 ----------------------------------------------



Diversified portfolios continued to provide relative stability during the past year in what proved to be an economically, financially and politically turbulent climate.

We began the new fiscal year for the STI Classic Life Vision Growth and Income Fund (the "Fund") in June 2001 with a sense of budding optimism that the worse of the economic slowdown was over, and that an economic recovery was evolving if not yet in place. Production cuts were well underway, excess inventories were being pared and interest rates were low enough to encourage mortgage re-financing. In addition, Congress and the Bush Administration passed a new tax cut and tax rebate plan that would increase consumer spending power.

However, the terrible tragedy of September 11th caused consumers, businessmen, politicians and investors alike to question previous "norms", sending the economy and the stock markets lower. We were encouraged by the quick and decisive reaction from the Federal Reserve, the Administration and Congress during the period following the attacks and felt that the steps taken would revive the ailing economy and equity market. That call turned out to be correct and the stock markets rallied sharply in the fourth quarter last year.

Unfortunately, the healing process for investor confidence was temporarily disrupted by the events of, and subsequent to, the Enron scandal as well as credit problems centered in the telecom industry. This tended to send equity markets lower and interest rates down at the end of the fiscal year for the Fund on May 31, 2002. During this time, the Fund's exposure to the small-cap equity class, the value style, and bonds cushioned the impact of the turbulence experienced by less diversified investors. As a result of this diversification, the Fund generated strong returns relative to other multi-cap value funds, though the Trust Class shares fell 3.0% in the twelve months ended May 31, 2002, versus the Lipper Multi-Cap Value Funds Average of -4.9% during that same period.

Looking ahead, our outlook for the economy is positive, though we believe that the recovery will advance at only a moderate pace. Our strategy for what we expect will be a low-trajectory recovery favors equities, but we pared back the exposure earlier in the year and emphasized the more stable small-cap and value segments as well as bonds.

We wish to take this opportunity to thank you again for the confidence you have placed with us in managing your funds in the STI Classic Life Vision Growth and Income Fund. We will strive to keep that trust in the coming year.



                                /s/David E. West

                                David E. West
                                Managing Director


                                /s/Alan M. Gayle

                                Alan M. Gayle
                                Managing Director

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                                 Annualized      Cumulative
                                                 Inception       Inception
One Year           3 Years       5 Years*         to Date*        to Date*

-2.97%              2.96%         6.57%            8.50%           115.67%

[Chart Omitted] [Plot Points follow]

         STI Classic Life Vision                               Merrill 1-5 Year                     Morgan
               Growth and        40/17/16/13/12/2              U.S.Corporate/     Lehman U.S.       Stanley     Russell     Russell
              Income Fund,           Hybrid         Russell     Government        Government/      MSCI EAFE      2000      Mid-Cap
              Trust Shares          Benchmark     1000 Index       Index         Credit Index        Index       Index       Index
12/31/92        10,000              10,000           10,000        10,000           10,000           10,000      10,000     10,000
5/93            10,551              10,786           10,420        10,368           10,541           12,519      10,588     10,590
5/94            10,664              11,376           10,850        10,550           10,648           14,218      11,511     11,183
5/95            11,875              12,859           12,908        11,441           11,884           14,922      12,697     12,953
5/96            13,878              15,337           16,711        12,017           12,371           16,514      17,255     16,650
5/97            15,688              17,705           21,246        12,849           13,349           17,761      18,458     19,526
5/98            18,529              21,264           27,771        13,845           14,881           19,735      22,378     24,862
5/99            19,760              23,499           33,412        14,575           15,485           20,595      21,776     27,102
5/00            20,908              25,898           37,408        15,085           15,778           24,125      23,934     30,696
5/01            22,227              25,173           33,379        16,782           17,808           19,968      25,296     32,209
5/02            21,567              23,997           28,926        17,974           19,205           18,051      25,169     31,043



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

* For periods prior to June 1997, when the Fund began operating, the performance quoted reflects performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation model was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                  STI CLASSIC LIFE VISION MODERATE GROWTH FUND
                  --------------------------------------------


Diversified portfolios continued to provide relative stability during the past year in what proved to be an economically, financially and politically turbulent climate.

We began the new fiscal year for the STI Classic Life Vision Moderate Growth Fund (the "Fund") in June 2001 with a sense of budding optimism that the worse of the economic slowdown was over, and that an economic recovery was evolving if not yet in place. Production cuts were well underway, excess inventories were being pared and interest rates were low enough to encourage mortgage re-financing. In addition, Congress and the Bush Administration passed a new tax cut and tax rebate plan that would increase consumer spending power.

However, the terrible tragedy of September 11th caused consumers, businessmen, politicians and investors alike to question previous "norms", sending the economy and the stock markets lower. We were encouraged by the quick and decisive reaction from the Federal Reserve, the Administration and Congress during the period following the attacks and felt that the steps taken would revive the ailing economy and equity market. That call turned out to be correct and the stock markets rallied sharply in the fourth quarter last year.

Unfortunately, the healing process for investor confidence was temporarily disrupted by the events of, and subsequent to, the Enron scandal as well as credit problems centered in the telecom industry. This tended to send equity markets lower and interest rates down at the end of the fiscal year for the Fund on May 31, 2002. During this time, the Fund's exposure to the small-cap equity class, the value style, and bonds cushioned the impact of the turbulence experienced by less diversified investors. As a result of this diversification, the Fund generated strong returns relative to other balanced funds, though the Trust Class shares fell 1.5% in the twelve months ended May 31, 2002, versus the Lipper Balanced Funds Average return of -5.9% during that same period of time.

Looking ahead, our outlook for the economy is positive, though we believe that the recovery will advance at only a moderate pace. Our strategy for what we expect will be a low-trajectory recovery favors equities, but we pared back the exposure earlier in the year and emphasized the more stable small-cap and value segments as well as bonds.

We wish to take this opportunity to thank you again for the confidence you have placed with us in managing your funds in the STI Classic Life Vision Moderate Growth Fund. We will strive to keep that trust in the coming year.


                                /s/David E. West

                                David E. West
                                Managing Director


                                /s/Alan M. Gayle

                                Alan M. Gayle
                                Managing Director

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                                 Annualized      Cumulative
                                                 Inception       Inception
One Year           3 Years      5 Years*         to Date*         to Date*

-1.52%             2.69%         6.19%              7.79%         102.72%

[Chart Omitted] [Plot Points follow]

        STI Classic Life Vision                                 Merrill 1-5 Year                   Morgan
                Moderate          27/26/22/14/01/1               U.S.Corporate/    Lehman U.S.     Stanley      Russell   Russell
              Growth Fund,             Hybrid         Russell      Government      Government/     MSCIEAFE       2000    Mid-Cap
              Trust Shares            Benchmark     1000 Index        Index       Credit Index      Index        Index     Index
12/31/92        10,000                10,000         10,000          10,000          10,000        10,000       10,000     10,000
5/93            10,539                10,738         10,420          10,368          10,541        12,519       10,588     10,590
5/94            10,601                11,244         10,850          10,550          10,648        14,218       11,511     11,183
5/95            11,774                12,572         12,908          11,441          11,884        14,922       12,697     12,953
5/96            13,439                14,466         16,711          12,017          12,371        16,514       17,255     16,650
5/97            15,013                16,317         21,243          12,849          13,349        17,761       18,458     19,526
5/98            17,580                19,056         27,767          13,845          14,881        19,735       22,378     24,862
5/99            18,718                20,725         33,406          14,575          15,485        20,595       21,776     27,102
5/00            19,553                22,481         37,402          15,085          15,778        24,125       23,934     30,696
5/01            20,585                22,672         33,374          16,782          17,808        19,910       25,296     32,209
5/02            20,272                22,370         28,926          17,974          19,205        18,051       25,169     31,043



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

* For periods prior to June 1997, when the Fund began operating, the performance quoted reflects performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation program was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                         STI CLASSIC MID-CAP EQUITY FUND
                         -------------------------------


The STI Classic Mid-Cap Equity Fund ("the Fund") seeks capital appreciation by investing primarily in the stocks of companies with a market capitalization between $500 million and $10 billion or in the S&P Mid-Cap 400 Index. Mid-Cap securities with a strong growth history are the primary consideration for this investment philosophy. These companies are evaluated relative to their industry sector and the market in general. Each industry sector is considered in relation to the business cycle, and the Fund maintains large positions in the sectors which appear to perform best in the given cycle. Stocks that fall within favored sectors are analyzed based on fundamentals -- the quality of earnings, dependability of growth rates, and relative attractiveness of price/earnings ratios.

For the fiscal year ended May 31, 2002 the Fund returned -10.6% (Trust Shares) versus a return of 2.4% for the S&P Mid-Cap 400 Index. Mid-cap stocks continued to outperform large cap stocks as the S&P 500 Composite Index returned -13.9% over the period. The Fund's bias toward growth stocks worked to its detriment over the last twelve months. The market has continued to experience a period of outperformance by Value versus Growth. For example, the Russell Mid-Cap Value Index returned 5.3% over the last twelve months versus a -17.2% return for the Russell Mid-Cap Growth Index. The Fund's performance fell in between the performance of the Lipper Mid-Cap Growth Index -18.5% and the Lipper Mid-Cap Core Index -4.4%. The Fund had a strong showing in the last seven months of 2001 driven by a focus on companies leveraged to an economic rebound. In 2002 the Fund's performance has been negatively impacted by poor performing Information Technology and Consumer Discretionary stocks where earnings improvement has not yet materialized.

Looking forward, we believe the relative performance of Growth versus Value may improve after what has been a difficult period for Growth managers. Mid-cap stocks have continued to perform well versus Large cap stocks. We feel that this can continue given Mid-caps' attractive valuations relative to Large caps and because of increased visibility and sponsorship for Mid-caps as an asset class. The Funds portfolio is valued at 17 times next year's projected earnings and the average projected long-term growth rate is 20%. We think these valuations offer a compelling investment opportunity. With an average market cap of $3.5 billion the Fund is positioned to participate in continued strong performance of mid-cap stocks. The Fund remains positioned to benefit from a continuing economic recovery. We are focusing most intensely on companies whose earnings are already showing positive earnings trends as a result of the improved economy. Earnings are improving for many cyclical companies. We expect that our bottoms-up approach to identifying and investing in companies with the best relative earnings growth will be rewarded.


                                /s/John Hamlin

                                John Hamlin, CFA
                                Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date

-10.59%            -0.30%            4.06%          8.30%          94.19%

[Chart Omitted] [Plot Points follow]

                 STI Classic           S&P 500
            Mid-Cap Equity Fund,       Mid-Cap
                Trust Shares          400 Index
2/28/94            10,000              10,000
5/94                9,735               9,516
5/95               10,958              10,803
5/96               13,756              13,873
5/97               15,714              16,397
5/98               19,035              21,294
5/99               19,342              23,837
5/00               23,036              28,950
5/01               21,442              32,111
5/02               19,171              32,879


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                            Annualized   Cumulative
                                             Inception    Inception
One Year           3 Years     5 Years        to Date      to Date

-11.00%            -0.75%       3.58%          7.78%        86.73% Without load
-14.30%            -2.01%       2.80%          7.29%        79.72% With load

[Chart Omitted] [Plot Points follow]

                 STI Classic           S&P 500
            Mid-Cap Equity Fund,       Mid-Cap
              Investor Shares         400 Index
1/31/94             9,625              10,000
5/94                9,471               9,381
5/95               10,603              10,650
5/96               13,247              13,676
5/97               15,070              16,164
5/98               18,168              20,992
5/99               18,381              23,498
5/00               21,790              28,539
5/01               20,191              31,655
5/02               17,970              32,412

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                             Annualized   Cumulative
                                             Inception    Inception
One Year       3 Years          5 Years       to Date      to Date

-11.54%        -1.33%            2.96%         7.02%        60.59% Without load
-13.31% With load

[Chart Omitted] [Plot Points follow]

                 STI Classic           S&P 500
            Mid-Cap Equity Fund,       Mid-Cap
                Flex Shares           400 Index
6/30/95            10,000              10,000
5/96               11,839              12,339
5/97               13,385              14,584
5/98               16,035              18,940
5/99               16,125              21,201
5/00               19,006              25,749
5/01               17,508              28,561
5/02               15,488              29,243



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                      STI CLASSIC MID CAP VALUE EQUITY FUND
                      -------------------------------------


The STI Classic Mid Cap Value Equity Fund's ("the Fund") primary emphasis is capital appreciation. The Fund seeks to achieve this goal through investing in mid-cap (market capitalization between $1 billion and $12 billion) companies that are believed to be undervalued. Our philosophy is that potential superior returns can be gained by investing in solid companies that are trading at a discount to their history, their peers, or the market. The Fund utilizes a disciplined, bottoms-up approach of seeking out undervalued companies that display characteristics of financial strength. This examination is centered on the traditional financial statement analysis of balance sheets, income statements and statements of cash flows. Next, the Fund attempts to identify those companies with improving fundamentals and/or some catalyst that increase the likelihood of a company's value being realized. The Fund places more emphasis on valuation metrics such as Price/Sales, Enterprise Value/EBITDA and Long-Term Debt/Capitalization ratios versus the more common Price/Earnings and Price/Expected EPS Growth ratios.

The Fund (Trust shares) returned a very favorable 9.7% for the inception-to-date period ended May 31, 2002. In general, the past year has seen a market environment where small and mid cap `value' companies were more in favor with investors and fared better than their larger growth counterparts. The Fund was able to take advantage of this opportunity by posting positive returns in the high single digits versus the negative performance exhibited by other style indices.

We are pleased with the Fund's (Trust shares) 9.7% return over the period mentioned above, but there was a slight underperformance versus the Russell Mid Cap Value Index, which returned 12.1% over the same time period. The Fund's process typically yields companies in the early stages of an economic or company specific turnaround. Therefore, it is not uncommon for initial underperformance to occur in any one company or even a whole sector in such a limited time frame as we are looking at here since the Fund's inception. A constant re-evaluation is conducted for any shifts in fundamentals and barring a major adverse change, we typically allow more time for a stock or sector to improve. Over longer time periods, we would expect our investment process to yield superior returns.

The Fund's heavier weighting in the Energy sector (12% versus the benchmark at 5%) along with strong stock selection helped this area to have a positive impact on performance. Our holdings benefited from a rise in oil prices due to fairly strict adherence by OPEC to capacity cutbacks and the continued unrest in the Middle East. The valuations of many of these companies increased and we began to question whether commodity prices could remain at above average levels. Thus, the Fund's weightings in the Energy sector have been shifted to a more neutral position versus the benchmark.

Looking ahead, the Fund is positioned to benefit from an anticipated economic recovery by being overweight in Materials, Industrials and Information Technology. This anticipated rebound is supported by the tremendous amount of monetary and fiscal stimulus provided by the government after the September 11th tragedy.


                                   /s/Dan Lewis

                                   Dan Lewis
                                   Co-Portfolio Manager


                                   /s/Don Wordell

                                   Don Wordell
                                   Co-Portfolio Manager

TRUST SHARES*
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                     Cumulative
                      Inception
                       to Date

                        9.65%

[Chart Omitted] [Plot Points follow]

                STI Classic           Russell 500
            Mid-Cap Value Equity        Mid-Cap
             Fund, Trust Shares       Value Index
11/30/01           10,000              10,000
5/02               10,965              11,212



FLEX SHARES*
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                       Cumulative
                        Inception
                         to Date

                          9.24% Without load
                          7.24% With load

[Chart Omitted] [Plot Points follow]

                STI Classic           Russell 500
            Mid-Cap Value Equity        Mid-Cap
              Fund, Flex Shares       Value Index
11/30/01           10,000               10,000
5/02               10,724               11,212


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*Commenced operations on November 30, 2001.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                     STI CLASSIC SMALL CAP GROWTH STOCK FUND
                     ---------------------------------------


The STI Classic Small Cap Growth Stock Fund's (the "Fund") investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong business fundamentals will provide superior returns over time. Management of the Fund believes in executing a disciplined and objective investment process and controlling risk through a broadly diversified portfolio. In selecting stocks for the Fund, the management team looks for companies with strong current and projected earnings growth, improving profitability trends, a strong balance sheet, and high quality earnings. In addition, the business fundamentals of each company are rigorously scrutinized to determine the sustainability of earnings growth prospects. Lastly, the Fund focuses on those companies that have the best combination of the above characteristics and purchases them at reasonable valuations. The portfolio holdings are spread across a broad spectrum of industries and economic sectors.

This past year was marked by a continuation of several trends in the marketplace. Small cap stocks outperformed Large cap stocks. Value stocks outperformed Growth stocks. And, the technology bubble continued to deflate. While there were several sharp rallies over the past year, the NASDAQ Composite lost another 23% of its value as most technology issues languished and stock valuations continued to contract. Excess capacity and intense competition within many segments of technology was a difficult challenge in and of itself. But under the weight of a weakening economy and weak corporate earnings, technology and telecom spending languished and actually continued to deteriorate. This environment was once again most difficult for growth-oriented managers.

To combat the weak economy, the Federal Reserve continued to lower interest rates throughout 2001. As a result, in the latter part of this fiscal year, the economy produced some of the initial signs of a trough and modest upturn, such as reduced inventory levels, an improvement in initial claims for unemployment, a trough in the rate of industrial production, and strong auto and new home sales. While the consumer has been a strong driver of the economy over the past year, even through the events of September 11th, the latest round of economic reports suggest that the consumer momentum might be starting to wane while industrial activity showed further evidence of improvement. These positive economic signs, while not reflected in technology issues, were reflected in many other small and mid-sized companies. The S&P Small Cap 600 and Russell 2000 Indices finished the year with returns of 9.6% and -0.5%, respectively. Meanwhile, the S&P 500 Composite Index of larger companies was down -13.9%, marking the third consecutive year (ending May 31) Small cap stocks have out-performed the Large cap index.

Within this environment of a strong consumer and improving industrial activity, Consumer Discretionary, Financial, Industrial, and Materials companies were some of the best performing groups among the Small cap stock universe. Many of these companies fall within the Value style category. The performance disparity between the Value and Growth styles was significant over the past year as the Russell 2000 Value Index returned 15.4% versus -15.8% for the Russell 2000 Growth Index. Three years ago, value measures did not seem to matter in selecting stocks. Over the past couple of years value once again has become one of the most important criterion for stock selection.

The Fund produced respectable investment results in a difficult year for growth investors. For the year ended May 31, 2002, the Fund (Trust shares) returned -5.6%, compared to the -0.5% and 9.6% return of the Russell 2000 and S&P Small Cap 600 Indices, respectively. The Fund results compare very favorably to its mutual fund peers as the Lipper Small Cap Growth average was down -13.7% and the Russell 2000 Growth Index was down -15.8%. This return placed the Fund (Trust shares) in the top 20 percentile of funds in the Lipper Small Cap Growth category.

The Fund's performance results can be attributed to a couple of key factors. As discussed above, many stocks within the Consumer Discretionary sector performed well, and this was one of the Fund's best performing groups as well. The Fund maintained exposure that averaged around 20% of the portfolio over the past year, in-line with the broad small cap benchmark, the S&P Small Cap 600 Index. Interestingly, three of the Fund's top contributors to performance were the same as the prior year, CHICO'S FASHIONS, CHRISTOPHER & BANKS, and CIRCUIT CITY - CARMAX GROUP. CHICO'S and CHRISTOPHER & BANKS have been two of the most successful apparel retailing concepts over the past 5 years, catering to the strong demographic group of women over 35+ years of age. Boasting some of the strongest fundamental trends in the group, these companies have maintained positive same-store sales momentum throughout the economic downturn and through September 11th, as well. CARMAX GROUP, the used-car retail superstore chain, has also been an up-and-coming retail concept. The company's no-haggle pricing policy and comfortable car shopping and buying atmosphere has won over the consumer, as the company posted double-digit same-store sales gains over the past year. Recently, the company announced a major expansion plan that Fund management determined would slow near-term earnings growth. As a result, the Fund sold nearly 70% of its holdings after a six-fold move from the average purchase price. Other strong performers in this group include gaming companies, PENN NATIONAL GAMING, and MTR GAMING, PF CHANGS CHINA BISTRO, COACH, the luxury retail leather and apparel chain, the recreational vehicle manufacturers MONACO COACH and WINNEBAGO, and shoe manufacturer, K-SWISS. The Fund manage ment team visited with the CEO of MTR GAMING following September 11th and could see first hand that business was robust and recovering at a rapid pace following an initial drop-off. In addition, the team got a first hand look at the growth drivers in place for 2002 and beyond. The Fund capitalized by purchasing additional shares at substantially discounted prices during the post September 11th market sell off.

The Industrials sector was also fertile ground for good performing stocks including defense stocks ALLIANT TECHSYSTEMS, DRS TECHNOLOGIES, HERLEY INDUSTRIES, and CACI INTERNATIONAL. The Fund had identified each of these companies prior to September 11th based on improving earnings trends and fundamentals. Fund management believes that the long-term fundamentals have improved substantially since September 11th with the passage of the largest defense budget ever. Several companies have seen immediate impact already to their bookings and orders, but the bulk of the impact from the increase in government spending will not take full effect until next year and beyond. Trucking stocks such as LANDSTAR and J B HUNT TRANSPORT were also strong performers. And last, DAL-TILE, one of the largest manufacturers of ceramic tile in the world, was acquired by MOHAWK INDUSTRIES during the 4th quarter of 2001. This strategic acquisition gives Mohawk instant entry into a new floor covering market and provides tremendous cross-selling opportunities for the combined company. The Fund owned both of these companies and benefited greatly as MOHAWK increased nearly 100% over the past year. While Fund management continues to like the company's prospects, the company has grown to nearly $5 billion in market capitalization and we have been in the process of phasing out of the position.

On the negative side, the Fund has maintained exposure in the technology sector on average 10% over the broad benchmark weighting. Toward the end of 2001, the management team began to see individual companies demonstrating positive indicators of improvement in earnings trends, fundamentals, balance sheet trends, and valuation. In addition, there existed pockets of real strength in several segments such as flat panel displays, DVD semiconductor chips, and supply chain management software. However, many of these indications were signals of false hope and caused us to be wrong on several companies and our decision to be over-weight the sector. As discussed above, this sector was the worst performing sector by far over the past year, and there has been no escaping the broad macro trends that have affected most companies within technology. Going forward, careful stock selection, opportune trading, and valuation analysis within this sector all should play a key role to success.

The Fund's overall strategy will remain consistent, focusing on companies that have accelerating sales and earnings momentum, positive estimate revision trends, improving fundamentals, strong cash flow, solid balance sheets and reasonable valuation. But while the strategy remains the same, the names of the companies may change, particularly during an economic transition. As the economy strengthens, many different types of companies are emerging with positive characteristics. Most recently our bottom-up stock selection approach has caused Fund management to place particular emphasis on companies within the Industrials, Materials, Energy and Consumer Discretionary sectors.

Our positive outlook for Small cap stocks remains, but has moderated somewhat. Much of the value disparity that existed between Small and Large cap stocks two years ago has diminished. Nonetheless, our positive outlook is buoyed by strong expected earnings growth over the coming quarters for Small cap companies and continued strong flows of funds into small cap stocks. One issue that has taken center stage with investors and tempers our positive outlook is the weak US dollar and the potential for rising bond yields as a result. An environment of dollar weakness and rising yields has historically been somewhat detrimental to Small cap stock performance. The Fund's management team is committed to managing the money of our shareholders in a prudent and disciplined fashion. Our investment approach should provide our investors the opportunity to participate in the high growth sectors of the Small cap market while moderating the risk compared to other aggressive Small cap Growth funds. We feel confident that the disciplined execution of our process will lead to consistently above average investment results over time.


                                /s/Mark D. Garfinkel

                                Mark D. Garfinkel, CFA
                                Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                  Annualized     Cumulative
      One          3 Years         Inception      Inception
     Year           Year            to Date        to Date

    -5.55%          9.19%           19.20%         89.69%

[Chart Omitted] [Plot Points follow]

                STI Classic               S&P Small Cap
           Small-Cap Growth Stock              600
             Fund, Trust Shares               Index
10/31/98           10,000                    10,000
5/99               12,070                    11,168
5/00               15,358                    12,748
5/01               16,637                    14,473
5/02               15,714                    15,865



INVESTOR SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                  Annualized     Cumulative
      One                          Inception      Inception
     Year          3 Year           to Date*       to Date*

    -5.86%          8.86%           18.90%          87.98% Without load
    -9.38%          7.48%           17.66%          80.93% With load

[Chart Omitted] [Plot Points follow]

                STI Classic               S&P Small Cap
           Small-Cap Growth Stock              600
            Fund, Investor Shares             Index
10/31/98            9,625                     10,000
5/99               11,618                     11,168
5/00               14,758                     12,748
5/01               15,922                     14,473
5/02               14,989                     15,865


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                  Annualized        Cumulative
      One          3 Years         Inception         Inception
     Year           Year            to Date           to Date

    -6.50%          8.08%           17.99%      82.76% Without load
    -8.36% With load

[Chart Omitted] [Plot Points follow]

                STI Classic              S&P Small Cap
           Small-Cap Growth Stock             600
              Fund, Flex Shares              Index
10/31/98           10,000                   10,000
May 99             12,004                   11,168
May 00             15,119                   12,748
May 01             16,206                   14,473
May 02             15,153                   15,865




Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) Investors Shares were offered beginning on December 12, 1999.

*Investor Shares performance for the periods prior to December 12, 1999 reflects the performance of the Fund's Trust Shares. The performance of the Trust Shares has not been adjusted to reflect the higher internal operating expenses of the Investor Shares. If it had, performance would have been lower than that shown.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                      This page left intentionally blank.

                     STI CLASSIC SMALL CAP VALUE EQUITY FUND
                     ---------------------------------------


Small cap value equities and the STI Classic Small Cap Value Equity Fund ("the Fund") produced excellent returns over the past year. The Fund outperformed its benchmark for the 12 months ended May 31, 2002, with the Fund (Trust shares) returning 20.1% versus the Russell 2000 Value Index return of 15.4%.

The Fund and Small cap value stocks performed well considering the stream of negative news that hit the financial markets over the past year. The tragic events of September 11th, other terrorist events around the globe, the fallout from Enron's collapse, Middle-East turmoil and volatile energy prices all made the last year treacherous for equity investors. With weak economic growth and depressed earnings from much of corporate America, our investment philosophy performed well. Our continued focus on high quality, undervalued, dividend paying, small cap companies paid off as investors focused on valuations, cash flow, and dividends. Those companies that are simpler to understand did better, as did those with pristine financial accounting. Continued fallout from the technology and telecom bubble of 3 years ago also aided the Fund as it had little exposure to those companies in those overvalued and overhyped sectors.

Consumer and credit cyclical companies performed very well over the year. Health care and Technology stocks under performed whereas the Fund's Energy stocks added value in a difficult sector.

We believe the U.S. and global economies are slowly recovering and we have positioned the portfolio to take advantage of this. We have recently been adding to the Fund's technology exposure as many of these companies have become undervalued. We also have a higher than normal exposure to international firms due to their attractive valuations.

The Fund portfolio is closer to long term normal valuations now than it was two years ago when the small cap value sector was dramatically undervalued. Relative to large cap stocks the small cap sector continues to have very attractive valuation characteristics. We remain positive on the small cap value sector and all of the companies the Fund owns.

We thank you for your continued interest in the Fund and look forward to continued success.


                                 /s/Brett Barner

                                 Brett Barner CFA
                                 Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                                Annualized      Cumulative
      One                                        Inception       Inception
     Year          3 Year           5 Years*      to Date*       to Date*

    20.06%         15.84%            9.32%         15.93%          214.50%

[Chart Omitted] [Plot Points follow]

                STI Classic                  Russell
           Small-Cap Value Equity          2000 Value
             Fund, Trust Shares              Index
8/31/94            10,000                   10,000
5/95               11,432                   10,471
5/96               15,171                   13,272
5/97               20,138                   16,009
5/98               24,888                   20,279
5/99               20,229                   18,346
5/00               19,274                   18,298
5/01               26,194                   23,684
5/02               31,448                   27,333




FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                           Annualized     Cumulative
      One                                  Inception      Inception
     Year         3 Year       5 Years*     to Date*       to Date*

    18.92%        14.64%        8.20%       15.16%          198.66% Without load
    16.92% With load

[Chart Omitted] [Plot Points follow]

                STI Classic                 Russell
           Small-Cap Value Equity          2000 Value
              Fund, Flex Shares              Index
8/31/94            10,000                   10,000
5/95               11,432                   10,471
5/96               15,171                   13,272
5/97               20,138                   16,009
5/98               24,627                   20,279
5/99               19,819                   18,346
5/00               18,700                   18,298
5/01               25,114                   23,684
5/02               29,865                   27,333



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

* For periods prior to January 1997, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect fees and expenses of the Fund's Trust Shares. Flex Shares' performance for periods from January 1997 to June 1997 reflect performance of the Trust Shares. Trust Shares have lower expenses than Flex Shares, which results in higher performance for Flex Shares than it would have been had the expenses of that class been applied. The collective investment fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                   STI CLASSIC TAX SENSITIVE GROWTH STOCK FUND
                   -------------------------------------------


The STI Classic Tax Sensitive Growth Stock Fund ("the Fund") seeks to provide long-term growth of capital by investing in a diversified common stock portfolio of financially strong U.S. growth companies across all industry sectors with a large capitalization emphasis. The Fund seeks to minimize taxable distributions. A number of tax management tools are used such as low turnover, tax swaps, offsetting gains with losses, and selling high cost lots.

For the year ended May 31, 2002, the benchmark S&P 500 Composite Index returned -13.9% on a total return basis. The Lipper Large-Cap Core Average registered a total return of -15.2%. The STI Classic Tax Sensitive Growth Stock Fund returned -13.1% (Trust Shares), which was ahead of both indices for the period.

Good relative performance over the last twelve months was due to several factors that materially affected the Fund. The investment climate was characterized by disappointing earnings forecasts, concern over company's debt levels and accounting, and mounting tension due to Middle East conflicts. Investor focus on company debt and accounting had a positive affect on Fund results. The investment philosophy of the Fund has always been to focus on companies that exhibit relatively low debt levels and high quality of earnings. For example, on May 31, 2002 the debt to equity ratio of the companies that make up the Fund was 32.2% versus the S&P 500 Composite Index of 36.7%, which illustrates the financial strength of the companies in the Fund.

At the industry sector level, certain themes emerged during the period as a result of our investment process. The process starts with qualitative factors such as relatively low company debt levels, strong management team, and conservative accounting practices. Next, quantitative factors such as earnings momentum and estimate revisions are utilized. This "bottoms-up" process resulted in a slight overweight in the Consumer and Health Care industries. Examples include CHRISTOPHER & BANKS, HARLEY-DAVIDSON, PROCTER & GAMBLE, and WELLPOINT HEALTH NETWORKS. Telecommunication Services were underweighted due to poor fundamentals and earnings momentum. These sector-weighting decisions had a positive influence on Fund results.

Going forward, the Fund is slightly overweight in Health Care and Retail but continues to trim as valuations rise. Plans are to add to cyclical areas such as Technology and Industrials if recent economic strength continues. The STI Tax Sensitive Growth Stock Fund completed the fourth year of paying out ZERO TAXABLE DISTRIBUTIONS and has an imbedded tax benefit of over $6 per share, which can be used to produce tax-free growth in future periods.



                                /s/Jonathan Mote

                                Jonathan Mote, CFA
                                Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                                 Annualized      Cumulative
      One                                         Inception       Inception
     Year          3 Year           5 Years*       to Date*       to Date*

    -13.05%        -8.10%            4.47%          9.00%         73.85 %

[Chart Omitted] [Plot Points follow]

                STI Classic                  S&P 500
         Tax Sensitive Growth Stock         Composite
             Fund, Trust Shares               Index
12/31/95          10,000                     10,000
5/96              10,767                     10,966
5/97              13,971                     14,190
5/98              17,311                     18,542
5/99              22,402                     22,445
5/00              24,750                     24,797
5/01              19,995                     22,181
5/02              17,386                     19,109




FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                         Annualized      Cumulative
      One                                 Inception       Inception
     Year          3 Year       5 Years*   to Date*       to Date*

    -13.98%        -9.06%        3.73%      8.40%          67.79% Without load
    -15.70% With load

[Chart Omitted] [Plot Points follow]

                STI Classic                  S&P 500
         Tax Sensitive Growth Stock         Composite
              Fund, Flex Shares               Index
12/31/95           10,000                   10,000
5/96               10,767                   10,966
5/97               13,971                   14,190
5/98               17,311                   18,542
5/99               22,309                   22,445
5/00               24,401                   24,797
5/01               19,506                   22,181
5/02               16,779                   19,109



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

* For periods prior to December 1998, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                       STI CLASSIC VALUE INCOME STOCK FUND
                       -----------------------------------


The STI Classic Value Income Stock Fund ("the Fund") seeks to provide current income with capital appreciation by investing primarily in dividend paying equity securities. The Fund's investment philosophy is based on our belief that dividends are not only an important component of total return but also a very useful tool that can give us information regarding a company's future earnings potential. The Fund employs a very disciplined and methodical approach to portfolio construction. The bottom-up process has three key factors to consider in all investment decisions: 1) Minimum dividend criteria, 2) Low historical valuation and 3) A catalyst for improving fundamental business momentum which can cause an upward revaluation in the individual security. Our process seeks dividend-paying stocks that are trading at the lower end of historical valuation ranges. The companies identified for focus are in the midst of fundamental change that we expect will reignite investor interest. They tend to exhibit "Value" characteristics such as low price-to-earnings ratios, low price-to-sales ratios and generally have higher dividend yields.

The Fund had relatively good performance for the twelve month period ended May 31, 2002, with a -3.7% return on Trust Shares versus -15.4% for the S&P 500/Barra Value Index and -5.6% for the Russell 1000 Value Index. The Fund's strict and rigorous application of our Value methodology certainly benefited performance over the last year as investors continued being concerned with the risk and valuations of many more speculative growth stocks. Of particular benefit were stocks in the MATERIALS sector which responded quite favorably to the very aggressive monetary policy stimulus over the last year, and ENERGY stocks where geopolitical tensions kept oil prices higher than demand would otherwise suggest.

The Fund is currently overweighted in Industrial stocks where valuations are reasonable, balance sheets are strong and operating leverage should be significant when economic activity fully recovers. The Fund is underweighted in Utilities where relative earnings growth should be the weakest and concerns over power trading cast a pall over the whole industry. It is also interesting to note that dividends are starting to garner increased investor attention these days in light of Enron's troubles and the greater uncertainty surrounding corporate profits. With nearly 400 companies restating earnings in the past three years, investors may be starting to demand more tangible proof of a company's earnings power. The Fund's primary investment philosophy is anchored to this very belief that dividend policies offer the solid evidence that investors seek. The Fund's portfolio yield continues to be consistently above that of the S&P 500/Barra Value Index and its peer group, indicating continued attention to maintaining a pure Value discipline.



                                        /s/Mills A. Riddick

                                        Mills A. Riddick, CFA
                                        Portfolio Manager
32

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                               Annualized   Cumulative
                                               Inception    Inception
One Year      3 Years    5 Years   10 Years*    to Date*    to Date*

-3.68%        -0.56%      6.11%     11.76%       12.93%     361.91% Without load

[Chart Omitted] [Plot Points follow]

             STI Classic Value       S&P 500/BARRA
             Income Stock Fund,         Value
                Trust Shares            Index
5/31/92            10,000              10,000
5/93               11,042              11,598
5/94               12,144              12,461
5/95               14,459              14,588
5/96               18,494              18,432
5/97               22,596              23,125
5/98               27,816              29,812
5/99               30,912              33,715
5/00               27,660              34,585
5/01               31,557              37,050
5/02               30,396              31,341


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                              Annualized   Cumulative
                                              Inception    Inception
One Year      3 Years    5 Years    10 Years*  to Date*     to Date*

-4.14%         -0.97%     5.70%       11.35%    12.60%      345.09% Without load
-7.73%         -2.22%     4.90%       10.92%    12.25%      328.29% With load

[Chart Omitted] [Plot Points follow]

             STI Classic Value       S&P 500/BARRA
             Income Stock Fund,          Value
               Investor Shares           Index
5/31/92             9,625               10,000
5/93               10,623               11,598
5/94               11,610               12,461
5/95               13,782               14,588
5/96               17,557               18,432
5/97               21,365               23,125
5/98               26,217               29,812
5/99               29,025               33,715
5/00               25,882               34,585
5/01               29,410               37,050
5/01               28,192               31,341


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                                              Annualized   Cumulative
                                               Inception   Inception
One Year     3 Years      5 Years   10 Years*  to Date*     to Date*

-4.82%       -1.68%        4.93%      10.90%    12.24%      327.55% Without load
-6.73% With load

[Chart Omitted] [Plot Points follow]

             STI Classic Value       S&P 500/BARRA
             Income Stock Fund,          Value
                 Flex Shares             Index
5/92               10,000              10,000
5/93               11,042              12,461
5/94               12,144              14,588
5/95               14,459              18,432
5/96               18,293              23,125
5/97               22,118              29,812
5/98               26,931              33,715
5/99               29,600              34,585
5/00               26,196              37,050
5/01               29,562              31,341
5/02               28,137              31,341


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

* For periods prior to February 1993, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                            STI CLASSIC VANTAGE FUND
                            ------------------------


The Vantage Fund ("the Fund") establishes long and short positions primarily in common stocks of U.S. companies. Using fundamental analysis, the Adviser buys stocks "long" that it believes will perform better than their peers, and sells stocks "short" that it believes will underperform their peers. A long position is established when the Adviser purchases a stock outright, and a short position is established when the Adviser sells a security that it has borrowed. Short positions may be used to partially hedge long positions or to garner returns from declines in security prices. The Adviser may also seek to enhance returns by purchasing securities with borrowed money. This investment technique, known as "leveraging," increases investment risk, but also increases investment opportunity. The Fund may borrow up to 33.33% of its assets (including the amount borrowed). From time to time, the Adviser may take defensive positions in cash or short-term debt securities. The Fund would initiate such defensive positions when the Adviser is concerned that short-term market volatility is unusually high or while the Adviser is reviewing and assessing the financial consequences of significant economic events.

The Fund's investment process originates with bottom-up analysis in which it analyzes the key drivers of companies and their stocks. This type of analysis enhances the Adviser's ability to evaluate the competitive advantages and market sustainability of individual companies. The Fund also continuously assesses the macroeconomic environment in order to identify influential industry, economic and financial market trends. If after conducting rigorous analysis the Adviser determines certain macro trends are significant, sustainable and under-appreciated by market participants, the Fund will take positions in companies whose key drivers stand to be impacted directly or indirectly by the identified trends.

As of May 31, 2002, the Vantage Fund (Trust shares) has returned -3.5% since its inception on November 30, 2001. The Wilshire 5000 Index and the Lehman U.S. Government/Credit Index have returned -3.4% and +1.6% respectively during the same period.


                                 /s/Alan Kelley

                                 Alan Kelley
                                 Portfolio Manager

TRUST SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                      Cumulative
                       Inception
                        to Date

                        -3.50%

[Chart Omitted] [Plot Points follow]

                 STI Classic            Wilshire         Lehman U.S.
                Vintage Fund,             500           Government/
                 Trust Shares            Index         Credit Index
11/30/01           10,000               10,000            10,000
5/02                9,669                9,661            10,158



FLEX SHARES(2)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

                    Cumulative
                     Inception
                      to Date

                       -3.60% Without load
                       -5.53%  With load

[Chart Omitted] [Plot Points follow]

                STI Classic            Wilshire         Lehman U.S.
                Vintage Fund,             500           Government/
                 Flex Shares             Index         Credit Index
11/30/01           10,000               10,000            10,000
5/02                9,467                9,661            10,158




Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1)  Trust Shares were offered beginning on November 30, 2001.

(2) Flex Shares were offered beginning on March 11, 2002. Flex Shares performance for the periods prior to January 24, 2000 reflects the performance of the Fund's Trust Shares. The performance of the Trust Shares has not been adjusted to reflect the higher internal operating expenses of the Flex Shares. If it had, performance would have been lower than that shown.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

STATEMENT OF NET ASSETS

STI CLASSIC EQUITY FUNDS  MAY 31, 2002



BALANCED FUND

-------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
COMMON STOCK (50.4%)
BASIC MATERIALS (0.5%)
   Rohm & Haas                         45,000      $  1,696
                                                   --------
CAPITAL GOODS (5.7%)
   General Dynamics                    23,000         2,314
   General Electric                    72,500         2,258
   Illinois Tool Works                 42,000         2,983
   Lockheed Martin                     84,000         5,212
   Masco                               78,000         2,079
   Tyco International                 166,000         3,644
                                                   --------
                                                     18,490
                                                   --------
COMMUNICATION SERVICES (0.9%)
   COX Communications, Cl A*           29,400           989
   Nokia OYJ ADR                      150,000         2,082
                                                   --------
                                                      3,071
                                                   --------
CONSUMER CYCLICALS (8.7%)
   Bed Bath & Beyond*                  51,500         1,766
   Best Buy*                           47,700         2,204
   Coach*                              33,500         1,751
   Family Dollar Stores                33,500         1,206
   Gannett                             27,000         2,047
   Harley-Davidson                     41,500         2,182
   Home Depot                          80,800         3,369
   International Game Technology*      31,200         1,950
   Kohl's*                             31,000         2,325
   Lowe's                              90,000         4,244
   Ltd Brands                          70,500         1,480
   McGraw-Hill                         35,900         2,266
   Office Depot*                       78,500         1,435
                                                   --------
                                                     28,225
                                                   --------
CONSUMER STAPLES (1.0%)
   Clorox                              69,600         3,188
                                                   --------
ENERGY (2.0%)
   Anadarko Petroleum                  50,000         2,537
   Apache                              38,000         2,116
   BP ADR                              33,800         1,726
                                                   --------
                                                      6,379
                                                   --------
FINANCE (9.5%)
   AMBAC Financial Group               40,000         2,694
   American Express                    57,200         2,431
   American International Group        41,100         2,752
   Citigroup                           98,000         4,232
   Countrywide Credit Industry         29,500         1,455
   Fifth Third Bancorp                 24,600         1,603
   Freddie Mac                         70,400         4,615
-------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
FINANCE--CONTINUED
   Marsh & McLennan                    27,500      $  2,775
   MBNA                                58,000         2,100
   SLM                                 66,200         6,387
                                                   --------
                                                     31,044
                                                   --------
HEALTH CARE (7.4%)
   Allergan                            17,900         1,129
   Guidant*                            90,000         3,600
   Health Management
     Associates, Cl A*                123,000         2,533
   Johnson & Johnson                   45,600         2,797
   King Pharmaceuticals*               52,000         1,407
   Lincare Holdings*                   32,041           951
   Pfizer                             110,700         3,830
   Tenet Healthcare*                   28,000         2,086
   UnitedHealth Group                  32,000         2,906
   Wellpoint Health Networks*          37,400         2,774
                                                   --------
                                                     24,013
                                                   --------
SERVICES (1.9%)
   Apollo Group, Cl A*                 67,200         2,317
   Omnicom Group                       27,000         2,332
   Sabre Holdings*                     42,500         1,674
                                                   --------
                                                      6,323
                                                   --------
TECHNOLOGY (11.0%)
   Adobe Systems                       72,000         2,599
   Affiliated Computer Services, Cl A* 40,500         2,254
   BMC Software*                      145,000         2,452
   Cisco Systems*                     135,000         2,130
   Electronic Data Systems             66,700         3,523
   Intel                              138,500         3,825
   Lexmark International*              56,800         3,547
   Micron Technology*                 128,000         3,018
   Microsoft*                          88,000         4,480
   Network Appliance*                  77,700         1,011
   Sun Microsystems*                  295,000         2,033
   Texas Instruments                   94,300         2,704
   Xilinx*                             62,800         2,214
                                                   --------
                                                     35,790
                                                   --------
TRANSPORTATION (1.8%)
   Norfolk Southern                   119,200         2,524
   Union Pacific                       53,500         3,276
                                                   --------
                                                      5,800
                                                   --------
Total Common Stock
     (Cost $148,806)                                164,019
                                                   --------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (8.3%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                 $12,075      $ 14,334
     6.250%, 05/15/30                   8,325         8,911
   U.S. Treasury Note
     4.375%, 05/15/07                   3,750         3,752
                                                   --------
Total U.S. Treasury Obligations
     (Cost $26,219)                                  26,997
                                                   --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (1.8%)
   FHLB
     4.125%, 01/14/05                   3,725         3,760
   FNMA
     7.125%, 01/15/30                   2,000         2,214
                                                   --------
Total U.S. Government Agency Obligations
     (Cost $5,843)                                    5,974
                                                   --------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (8.2%)
   FNMA
     6.500%, 02/01/17                   1,924         1,991
   GNMA
     8.500%, 04/15/31                   4,199         4,530
     8.000%, 08/15/31 to 09/15/31      12,543        13,400
     6.000%, 12/15/31                   6,623         6,585
                                                   --------
Total U.S. Government Mortgage-Backed Obligations
     (Cost $26,091)                                  26,506
                                                   --------
CORPORATE OBLIGATIONS (19.8%)
COMMUNICATION SERVICES (2.5%)
   AT&T Wireless Services
     8.125%, 05/01/12                   1,450         1,413
   Qwest Corp (B)
     8.875%, 03/15/12                   1,306         1,299
   Sprint Capital
     5.875%, 05/01/04                   1,200         1,146
   Verizon New Jersey
     5.875%, 01/17/12                   2,500         2,408
   WorldCom++
     8.250%, 05/15/31                   1,775           763
     6.500%, 05/15/04                   1,625         1,186
                                                   --------
                                                      8,215
                                                   --------
CONSUMER CYCLICALS (1.6%)
   May Department Stores
     7.900%, 10/15/07                   1,650         1,808
   Viacom
     5.625%, 05/01/07                   1,450         1,466
   Walt Disney Company, MTN
     5.500%, 12/29/06                   1,750         1,770
                                                   --------
                                                      5,044
                                                   --------

-------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
CONSUMER STAPLES (2.1%)
   Coca-Cola Enterprises
     8.500%, 02/01/22                 $ 1,250      $  1,492
     5.375%, 08/15/06                   1,200         1,223
   General Mills
     6.000%, 02/15/12                   1,750         1,736
   Philip Morris
     7.500%, 04/01/04                   2,200         2,338
                                                   --------
                                                      6,789
                                                   --------
ENERGY (0.8%)
   Conoco
     6.950%, 04/15/29                   1,200         1,233
   Duke Energy
     6.250%, 01/15/12                     700           708
   Kerr-McGee
     5.875%, 09/15/06                     800           810
                                                   --------
                                                      2,751
                                                   --------
FINANCE (10.9%)
   AON
     6.900%, 07/01/04                   1,500         1,573
   Boeing Capital
     5.650%, 05/15/06                   1,200         1,224
   Capital One
     6.500%, 07/30/04                   1,150         1,164
   Countrywide Home Loan,
     Ser F, MTN
     6.510%, 02/11/05                   2,250         2,357
   Donaldson, Lufkin & Jenrette, MTN
     6.150%, 05/04/04                   1,150         1,196
   Ford Credit
     6.875%, 02/01/06                   1,900         1,960
   General Electric Capital,
     Ser A, MTN
     6.750%, 03/15/32                   3,350         3,307
   General Motors Acceptance
     8.000%, 11/01/31                   1,925         2,061
   Goldman Sachs Group
     6.600%, 01/15/12                   2,500         2,546
   Household Finance
     5.750%, 01/30/07                   1,150         1,146
   International Lease Finance,
     Ser M, MTN
     5.950%, 06/06/05                   2,175         2,240
   JP Morgan Chase
     5.350%, 03/01/07                   1,250         1,258
   Merrill Lynch, Ser B, MTN
     5.350%, 06/15/04                   2,600         2,659
   Morgan Stanley Dean Witter
     7.250%, 04/01/32                   1,100         1,128
     6.750%, 04/15/11                   1,325         1,366

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

STI CLASSIC EQUITY FUNDS  MAY 31, 2002


BALANCED FUND--CONCLUDED

-------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
-------------------------------------------------------------------------------
FINANCE--CONTINUED
   Salomon Smith Barney Holdings
     6.500%, 02/15/08                $  3,500      $  3,649
   Texaco Capital
     5.500%, 01/15/09                   1,400         1,407
   Wachovia
     6.800%, 06/01/05                   1,000         1,076
   Washington Mutual Bank
     6.875%, 06/15/11                   2,000         2,103
                                                   --------
                                                     35,420
                                                   --------
HEALTH CARE (0.7%)
   Cardinal Health
     6.750%, 02/15/11                   2,000         2,115
                                                   --------
RAILROADS (0.3%)
   Norfolk Southern
     6.000%, 04/30/08                   1,100         1,122
                                                   --------
TECHNOLOGY (0.9%)
   Computer Sciences
     7.500%, 08/08/05                   2,775         3,000
                                                   --------
Total Corporate Obligations
     (Cost $64,590)                                  64,456
                                                   --------
ASSET-BACKED OBLIGATION (0.9%)
   General Electric Commercial
   Mortgage, Series 2002-1a, Cl A3
     6.269%, 12/10/35                   2,950         3,027
                                                   --------
Total Asset-Backed Obligation
     (Cost $2,965)                                    3,027
                                                   --------
REPURCHASE AGREEMENT (10.5%)
   UBS  Warburg
     1.770%, dated 05/31/02, matures
     06/03/02, repurchase price
     $34,100,305 (collateralized by
     U.S. Treasury Bill: total market
     value $34,778,866) (C)            34,095        34,095
                                                   --------
Total Repurchase Agreement
     (Cost $34,095)                                  34,095
                                                   --------
Total Investments (99.9%)
   (Cost $308,609)                                  325,074
                                                   --------
-------------------------------------------------------------------------------

                                                   VALUE (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.1%)
   Investment Advisory Fee Payable                 $   (253)
   Administration Fee Payable                           (19)
   Distribution Fee Payable                             (60)
   Custodian Fee Payable                                 (1)
   Other Assets and Liabilities                         763
                                                   --------
Total Other Assets and Liabilities, Net                 430
                                                   --------
NET ASSETS:
Paid in Capital -- Trust Shares (unlimited
   authorization -- no par value) based
   on 19,832,572 outstanding shares
   of beneficial interest                           221,804
Paid in Capital -- Investor Shares (unlimited
   authorization -- no par value)
   based on 736,928 outstanding shares
   of beneficial interest                             8,111
Paid in Capital -- Flex Shares (unlimited
   authorization -- no par value) based
   on 6,201,311 outstanding shares
   of beneficial interest                            79,093
Undistributed net investment income                     979
Accumulated net realized loss on investments           (948)
Net unrealized appreciation on investments           16,465
                                                   --------
Total Net Assets (100.0%)                          $325,504
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $12.18
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                $12.24
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($12.24 / 96.25%)                 $12.72
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $12.07
                                                   ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

--------------------------------------------------------------------------------


CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
COMMON STOCK (98.0%)
BASIC MATERIALS (0.8%)
   Rohm & Haas                        312,500    $   11,775
                                                 ----------
CAPITAL GOODS (11.2%)
   General Dynamics                   191,500        19,265
   General Electric                   657,000        20,459
   Illinois Tool Works                365,000        25,926
   Lockheed Martin                    784,500        48,678
   Masco                              654,300        17,444
   Tyco International               1,510,000        33,144
                                                 ----------
                                                    164,916
                                                 ----------
COMMUNICATION SERVICES (1.8%)
   COX Communications, Cl A*          247,800         8,336
   Nokia OYJ ADR                    1,335,000        18,530
                                                 ----------
                                                     26,866
                                                 ----------
CONSUMER CYCLICALS (16.5%)
   Bed Bath & Beyond*                 464,000        15,915
   Best Buy*                          420,000        19,404
   Coach*                             305,000        15,939
   Family Dollar Stores               149,500         5,382
   Gannett                            196,000        14,857
   Harley-Davidson                    351,600        18,487
   Home Depot                         763,700        31,839
   International Game Technology*     304,700        19,044
   Kohl's*                            288,500        21,638
   Lowe's                             800,000        37,728
   Ltd Brands                         550,000        11,545
   McGraw-Hill                        303,000        19,128
   Office Depot*                      712,000        13,015
                                                 ----------
                                                    243,921
                                                 ----------
CONSUMER STAPLES (2.0%)
   Clorox                             633,000        28,991
                                                 ----------
ENERGY (3.9%)
   Anadarko Petroleum                 420,000        21,315
   Apache                             354,000        19,711
   BP ADR                             318,800        16,281
                                                 ----------
                                                     57,307
                                                 ----------
FINANCE (18.9%)
   AMBAC Financial Group              380,000        25,597
   American Express                   454,200        19,308
   American International Group       390,000        26,118
   Citigroup                          895,000        38,646
   Countrywide Credit Industry        280,000        13,807
   Fifth Third Bancorp                234,200        15,263
   Freddie Mac                        645,800        42,332
-------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
FINANCE--CONTINUED
   Marsh & McLennan                   229,500    $   23,157
   MBNA                               515,000        18,648
   SLM                                585,000        56,441
                                                 ----------
                                                    279,317
                                                 ----------
HEALTH CARE (14.5%)
   Allergan                           169,800        10,714
   Guidant*                           782,000        31,280
   Health Management Associates,
     Cl A*                          1,001,900        20,629
   Johnson & Johnson                  428,800        26,307
   King Pharmaceuticals*              396,000        10,712
   Lincare Holdings*                  265,263         7,873
   Pfizer                           1,052,000        36,399
   Tenet Healthcare*                  250,000        18,625
   UnitedHealth Group                 289,000        26,241
   Wellpoint Health Networks*         352,800        26,164
                                                 ----------
                                                    214,944
                                                 ----------
SERVICES (3.6%)
   Apollo Group, Cl A*                631,500        21,774
   Omnicom Group                      211,500        18,267
   Sabre Holdings*                    347,500        13,692
                                                 ----------
                                                     53,733
                                                 ----------
TECHNOLOGY (21.4%)
   Adobe Systems                      533,500        19,259
   Affiliated Computer Services,
     Cl A*                            327,800        18,239
   BMC Software*                    1,350,000        22,829
   Cisco Systems*                   1,178,000        18,589
   Electronic Data Systems            589,500        31,137
   Intel                            1,225,000        33,835
   Lexmark International*             505,000        31,537
   Micron Technology*               1,137,000        26,810
   Microsoft*                         857,000        43,630
   Network Appliance*                 707,000         9,198
   Sun Microsystems*                2,500,000        17,225
   Texas Instruments                  860,000        24,656
   Xilinx*                            550,000        19,393
                                                 ----------
                                                    316,337
                                                 ----------
TRANSPORTATION (3.4%)
   Norfolk Southern                 1,030,000        21,805
   Union Pacific                      466,400        28,562
                                                 ----------
                                                     50,367
                                                 ----------
Total Common Stock
     (Cost $1,281,506)                            1,448,474
                                                 ----------

-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002


CAPITAL APPRECIATION FUND--CONCLUDED

-------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT (1.9%)
   UBS Warburg
     1.770%, dated 05/31/02, matures
     06/03/02, repurchase price
     $28,460,806 (collateralized by
     U.S. Treasury Bill: total market
     value $29,027,130) (C)           $28,457      $ 28,457
                                                 ----------
Total Repurchase Agreement
     (Cost $28,457)                                  28,457
                                                 ----------
Total Investments (99.9%)
   (Cost $1,309,963)                              1,476,931
                                                 ----------
OTHER ASSETS AND LIABILITIES, NET (0.1%)
   Investment Advisory Fee Payable                   (1,430)
   Administration Fee Payable                           (87)
   Distribution Fee Payable                            (174)
   Custodian Fee Payable                                 (6)
   Other Assets and Liabilities                       3,289
                                                   --------
Total Other Assets and Liabilities, Net               1,592
                                                   --------
NET ASSETS:
Paid in Capital -- Trust Shares (unlimited
   authorization -- no par value) based
   on 98,427,188 outstanding shares
   of beneficial interest                         1,044,743
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 13,724,110 outstanding shares
   of beneficial interest                           148,077
Paid in Capital -- Flex Shares (unlimited
   authorization -- no par value) based
   on 9,734,299 outstanding shares
   of beneficial interest                           141,023
Accumulated net realized loss on investments        (22,288)
Net unrealized appreciation on investments          166,968
                                                 ----------
Total Net Assets (100.0%)                        $1,478,523
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $12.24
                                                 ==========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                $11.89
                                                 ==========
Maximum Offering Price Per Share --
   Investor Shares ($11.89 / 96.25%)                 $12.35
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $11.40
                                                 ==========




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

-------------------------------------------------------------------------------


GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
COMMON STOCK (99.0%)
BASIC MATERIALS (5.4%)
   E.I. du Pont de Nemours            230,000      $ 10,580
   International Flavors &
     Fragrances                       325,000        11,069
   International Paper                650,000        28,015
                                                   --------
                                                     49,664
                                                   --------
CAPITAL GOODS (14.8%)
   Boeing                             375,000        15,994
   Cooper Industries, Cl A            950,000        41,201
   Emerson Electric                   300,000        17,355
   General Electric                   250,000         7,785
   Honeywell International            600,000        23,520
   Ingersoll-Rand, Cl A               250,000        12,587
   Precision Castparts                250,000         8,778
   Rockwell Automation                115,110         2,526
   United Technologies                100,000         6,887
                                                   --------
                                                    136,633
                                                   --------
COMMUNICATION SERVICES (3.8%)
   AT&T                               800,000         9,576
   SBC Communications                 350,000        12,001
   Verizon Communications             325,000        13,975
                                                   --------
                                                     35,552
                                                   --------
CONSUMER CYCLICALS (12.5%)
   AOL Time Warner*                   450,000         8,415
   Brunswick                          350,000         9,310
   Gannett                            150,000        11,370
   Hasbro                             750,000        11,475
   Johnson Controls                   100,000         8,806
   Lowe's                             150,000         7,074
   McDonald's                         500,000        14,970
   Newell Rubbermaid                  700,000        23,905
   Target                             275,000        11,399
   Walt Disney                        400,000         9,164
                                                   --------
                                                    115,888
                                                   --------
CONSUMER STAPLES (7.5%)
   Hershey Foods                       50,000         3,336
   HJ Heinz                           450,000        18,284
   Kimberly-Clark                     100,000         6,492
   McCormick                          350,000         9,191
   PepsiCo                            175,000         9,097
   Procter & Gamble                   100,000         8,955
   Sara Lee                           650,000        13,702
                                                   --------
                                                     69,057
                                                   --------

-------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------------------------
ENERGY (6.6%)
   ChevronTexaco                      250,000      $ 21,813
   Conoco                             700,000        18,816
   Exxon Mobil                        500,000        19,965
                                                   --------
                                                     60,594
                                                   --------
FINANCE (20.1%)
   American International Group       150,000        10,045
   Bank of America                    125,000         9,476
   Bank One                           450,000        18,283
   Berkshire Hathaway, Cl B*           10,000        24,720
   Citigroup                          400,000        17,272
   Fannie Mae                         175,000        14,002
   Fifth Third Bancorp                200,000        13,034
   Jefferson-Pilot                    375,000        17,854
   Merrill Lynch                      350,000        14,249
   MGIC Investment                    150,000        10,917
   UnumProvident                      600,000        15,180
   Wells Fargo                        400,000        20,960
                                                   --------
                                                    185,992
                                                   --------
HEALTH CARE (8.8%)
   Abbott Laboratories                300,000        14,250
   Barr Laboratories*                 175,000        11,644
   Bristol-Myers Squibb               500,000        15,560
   C.R. Bard                          150,000         8,265
   Johnson & Johnson                  150,000         9,203
   Merck                              225,000        12,848
   Oxford Health Plans*               200,000         9,640
                                                   --------
                                                     81,410
                                                   --------
TECHNOLOGY (14.8%)
   Cisco Systems*                     350,000         5,523
   Computer Associates
     International                    100,000         1,736
   Computer Sciences*                 200,000         9,474
   DST Systems*                       200,000         9,882
   Electronic Data Systems            150,000         7,923
   Intel                              600,000        16,572
   International Business Machines    125,000        10,056
   Lexmark International*             300,000        18,735
   Microsoft*                         300,000        15,273
   Motorola                         1,000,000        15,990
   Sun Microsystems*                1,700,000        11,713
   Texas Instruments                  500,000        14,335
                                                   --------
                                                    137,212
                                                   --------
TRANSPORTATION (1.4%)
   Norfolk Southern                   600,000        12,702
                                                   --------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002



GROWTH AND INCOME FUND--CONCLUDED
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
UTILITIES (3.3%)
   Duke Energy                        650,000      $ 20,806
   Exelon                             175,000         9,361
                                                   --------
                                                     30,167
                                                   --------
Total Common Stock
     (Cost $819,524)                                914,871
                                                   --------
CASH EQUIVALENT (1.1%)
   SEI Daily Income Trust Prime
     Obligation Fund, Cl A         10,199,658        10,200
                                                   --------
Total Cash Equivalent
     (Cost $10,200)                                  10,200
                                                   --------
Total Investments (100.1%)
   (Cost $829,724)                                  925,071
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (-0.1%)
   Investment Advisory Fee Payable                     (709)
   Administration Fee Payable                           (54)
   Distribution Fee Payable                             (65)
   Custodian Fee Payable                                 (4)
   Other Assets and Liabilities                        (222)
                                                   --------
Total Other Assets and Liabilities, Net              (1,054)
                                                   --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 57,441,680 outstanding shares
   of beneficial interest                           695,883
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 2,644,758 outstanding shares
   of beneficial interest                            30,862
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 6,930,614 outstanding shares
   of beneficial interest                           104,326
Undistributed net investment income                   1,255
Accumulated net realized loss on investments         (3,656)
Net unrealized appreciation on investments           95,347
                                                   --------
Total Net Assets (100.0%)                          $924,017
                                                   ========
--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $13.80
                                                   ========
Net Asset Value and Redemption
   Price Per Share-- Investor Shares                 $13.91
                                                   ========
Maximum Offering Price
   Per Share-- Investor Shares ($13.91 / 96.25%)     $14.45
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $13.66
                                                   ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

--------------------------------------------------------------------------------




INFORMATION AND TECHNOLOGY FUND



--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (93.7%)
COMMUNICATION SERVICES (17.1%)
   American Tower, Cl A*               62,820       $   239
   AT&T Wireless Services*            119,738           971
   COX Communications, Cl A*           34,824         1,172
   Crown Castle International*         46,440           209
   Foundry Networks*                  127,824           842
   Nextel Communications, Cl A*       162,123           788
   Qualcomm*                           33,419         1,057
   Sprint-PCS Group*                   81,520           851
   Turkcell Iletisim Hizmet ADR*       70,000         1,001
   WorldCom Group*                    120,000           199
                                                    -------
                                                      7,329
                                                    -------
COMPUTER SOFTWARE (10.0%)
   Amdocs*                             83,620         1,555
   Apple Computer*                     45,062         1,050
   Electronic Arts*                    19,082         1,221
   Riverstone Networks*               131,946           466
                                                    -------
                                                      4,292
                                                    -------
CONSUMER CYCLICALS (7.8%)
   Alloy*                              31,120           417
   AOL Time Warner*                   110,000         2,057
   Ashahi Glass  ADR                   13,300           885
                                                    -------
                                                      3,359
                                                    -------
ENERGY (0.4%)
   Core Laboratories*                  11,662           164
                                                    -------
FINANCE (9.2%)
   American Express                    35,760         1,520
   First Tennessee National            20,003           779
   Franklin Resources                   7,000           305
   SLM                                 13,628         1,315
                                                    -------
                                                      3,919
                                                    -------
HEALTH CARE (2.1%)
   Eon Labs*                           25,000           400
   Laboratory Corporation of
     America Holdings*                 10,000           491
                                                    -------
                                                        891
                                                    -------
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------

SEMICONDUCTORS (14.1%)
   Analog Devices*                     33,555       $ 1,229
   Kla-Tencor*                         20,742         1,081
   LSI Logic*                         130,000         1,482
   Maxim Integrated Products*          17,638           812
   Micrel*                             11,852           248
   Taiwan Semiconductor
     Manufacturing ADR*                11,758           195
   United Microelectronics ADR*       118,694         1,009
                                                    -------
                                                      6,056
                                                    -------
SERVICES (5.8%)
   Accenture, Cl A*                    56,700         1,182
   Getty Images*                       39,210         1,318
                                                    -------
                                                      2,500
                                                    -------
TECHNOLOGY (27.2%)
   Adobe Systems                       50,282         1,815
   Brocade Communications
     Systems*                          52,413         1,030
   Extreme Networks*                  177,603         2,003
   Hewlett-Packard                     63,862         1,219
   Integrated Circuit Systems*         47,098           982
   JDS Uniphase*                       44,335           156
   Kopin*                              98,997           767
   Microchip Technology*               40,275         1,204
   Motorola                           114,600         1,833
   Network Appliance*                  25,000           325
   RF Micro Devices*                   21,466           352
                                                    -------
                                                     11,686
                                                    -------
Total Common Stock
     (Cost $41,379)                                  40,196
                                                    -------
EXCHANGE TRADED FUND (2.4%)
   IShares MSCI Taiwan Index*          91,817         1,028
                                                    -------
Total Exchange Traded Fund
     (Cost $1,106)                                    1,028
                                                    -------
CLOSED-END FUND (0.3%)
   Templeton Dragon                    15,300           144
                                                    -------
Total Closed-End Fund
     (Cost $131)                                        144
                                                    -------
Total Investments (96.4%)
   (Cost $42,616)                                   $41,368
                                                    =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002




INTERNATIONAL EQUITY FUND



--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK (90.6%)
AUSTRALIA (3.5%)
   Amcor                              364,765      $  1,869
   Australia and New Zealand
     Banking Group                    101,600         1,122
   BHP Billiton                        76,533           468
   Challenger International*          513,779           855
   Coles Myer                         101,160           380
   MIM Holdings                       966,761           662
   National Australia Bank             89,039         1,824
   News                                84,467           602
   TABCORP Holdings                   179,302         1,232
   Telstra                            140,627           377
                                                   --------
                                                      9,391
                                                   --------
BELGIUM (0.9%)
   Fortis                             103,900         2,364
                                                   --------
DENMARK (0.4%)
   Danske Bank                         52,900           971
                                                   --------
FINLAND (1.4%)
   Nokia Oyj                          160,500         2,294
   Tietoenator Oyj                     61,380         1,491
                                                   --------
                                                      3,785
                                                   --------
FRANCE (10.1%)
   Alcatel, Cl A                       66,071           784
   Aventis                             33,360         2,322
   BNP Paribas                         75,986         4,277
   Cie de Saint-Gobain                 13,177         2,339
   Dassault Systemes                   28,287         1,137
   France Telecom                      22,450           436
   Lafarge                             39,245         4,004
   Peugeot                             24,883         1,314
   Suez                                26,447           752
   Technip-Coflexip                    17,331         2,097
   Thomson Multimedia*                 86,985         2,443
   TotalFinaElf                        24,212         3,775
   Vivendi Universal                   31,987         1,004
                                                   --------
                                                     26,684
                                                   --------
GERMANY (6.6%)
   Allianz                              8,250         1,834
   BASF                                33,000         1,529
   Bayer                               22,000           715
   Bayerische Hypo-und
     Vereinsbank                       30,000         1,057
   Bayerische Motoren Werke            54,300         2,324
   Buderus                             51,767         1,303
   Deutsche Bank                       38,200         2,727

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
   GERMANY--CONTINUED
   Deutsche Telekom                    81,400      $    903
   SAP                                 13,175         1,401
   Siemens                             50,100         3,141
   Stinnes*                            20,453           525
                                                   --------
                                                     17,459
                                                   --------
HONG KONG (1.2%)
   Esprit Holdings                    512,000           955
   Hang Lung Properties               593,000           681
   Hong Kong Electric Holdings        118,500           460
   Hutchison Whampoa                  136,700         1,144
                                                   --------
                                                      3,240
                                                   --------
IRELAND (0.0%)
   Bank of Ireland                          2            --
                                                   --------
ITALY (4.2%)
   ENI-Ente Nazionale Idrocarburi     126,614         1,928
   IntesaBci                          904,151         2,678
   Parmalat Finanziaria               807,116         2,488
   Saipem                             348,988         2,361
   Telecom Italia                     212,040         1,704
                                                   --------
                                                     11,159
                                                   --------
JAPAN (20.7%)
   Aiful                               11,250           842
   Asahi Breweries                    111,000         1,058
   Asahi Glass                         70,000           466
   Canon                               68,100         2,623
   Chubu Electric Power                87,100         1,491
   Denso                               59,100           929
   Eisai                               32,400           877
   Fanuc                               20,400         1,055
   Fuji Photo Film                     54,000         1,697
   Futaba                              40,700         1,276
   Hitachi                            207,000         1,568
   Honda Motor                         54,900         2,345
   Itochu                             138,000           525
   Kao                                 67,000         1,568
   Matsushita Electric Industrial      95,000         1,324
   Millea Holdings*                        46           397
   Minebea                            189,000         1,237
   Mitsubishi Heavy Industries        330,000         1,157
   Mitsubishi Tokyo Financial
     Group                                275         2,138
   Mitsui Fudosan                     111,000         1,033
   Nippon Telegraph & Telephone           273         1,247
   Nissan Motor                       204,000         1,448
   Nitto Denko                         50,800         1,535
   NKK*                             1,260,000         1,218

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Nomura Holdings                     56,000      $    902
   NTT Docomo                             595         1,611
   Olympus Optical                     93,000         1,379
   Ricoh                              125,000         2,448
   SKY Perfect Communications*            442           438
   Sony                                47,400         2,750
   Sumitomo Chemical                  596,000         2,757
   Sumitomo Mitsui Banking            328,000         1,837
   Taisei                             300,000           749
   Takeda Chemical Industries          35,000         1,577
   Tokyo Electron                       8,000           540
   Toshiba*                           288,000         1,218
   Toyota Motor                        91,800         2,508
   UFJ Holdings                           313           933
   West Japan Railway                     113           508
   Yamada Denki                        12,300         1,118
   Yasuda Fire & Marine Insurance      84,000           555
                                                   --------
                                                     54,882
                                                   --------
NETHERLANDS (5.8%)
   ABN Amro Holding                   113,454         2,193
   Akzo Nobel                          43,865         1,977
   Draka Holding                       15,071           389
   Fortis*                             32,130           726
   IHC Caland                          47,589         2,783
   ING Groep                           81,076         2,145
   Koninklijke Philips Electronics     65,821         2,050
   United Services Group              143,996         3,081
                                                   --------
                                                     15,344
                                                   --------
NORWAY (0.7%)
   Norske Skogindustrier               62,850         1,192
   Telenor                            160,900           613
                                                   --------
                                                      1,805
                                                   --------
SINGAPORE (1.0%)
   DBS Group Holdings                  80,400           634
   Keppel                             837,100         1,902
                                                   --------
                                                      2,536
                                                   --------
SOUTH KOREA (1.3%)
   Hana Bank                           94,490         1,416
   Hyundai Motor                       25,460           844
   Samsung Electronics                  4,060         1,144
                                                   --------
                                                      3,404
                                                   --------
SPAIN (3.2%)
   Altadis                             55,091         1,185
   Banco Santander Central
     Hispano                          125,733         1,162
   Sociedad General de
     Aguas de Barcelona                42,536           544

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
SPAIN--CONTINUED
   Sol Melia*                         234,569      $  1,760
   Telefonica*                        244,345         2,586
   Union Electrica Fenosa              61,048         1,097
                                                   --------
                                                      8,334
                                                   --------
SWEDEN (1.8%)
   Autoliv                             65,600         1,532
   Sandvik                             93,000         2,149
   Swedish Match                       28,200           224
   Telefonaktiebolaget LM
     Ericsson*                        423,500           948
                                                   --------
                                                      4,853
                                                   --------
SWITZERLAND (4.5%)
   Credit Suisse Group*                65,726         2,427
   Nestle                              14,138         3,433
   Novartis                           111,817         4,803
   STMicroelectronics                  40,728         1,122
                                                   --------
                                                     11,785
                                                   --------
TAIWAN (0.2%)
   Taiwan Semiconductor
     Manufacturing ADR*                38,100           632
                                                   --------
UNITED KINGDOM (23.1%)
   ARM Holdings*                       74,412           204
   AstraZeneca                         43,417         1,910
   Balfour Beatty                     546,841         1,936
   Barclays                           181,573         1,567
   BHP Billiton                       320,510         1,829
   BP                                 782,984         6,702
   British American Tobacco           139,507         1,672
   British Sky Broadcasting*           43,197           465
   BT Group*                          392,388         1,609
   Cobham*                             46,673           770
   Diageo                             221,697         2,790
   EasyJet*                           136,290           946
   Game Group*                        522,791         1,025
   George Wimpey                      141,999           600
   GlaxoSmithKline                    180,101         3,700
   HBOS                               146,317         1,771
   Kidde*                             708,495           977
   Lloyds TSB Group                   216,495         2,344
   Lonmin*                             16,909           305
   Marks & Spencer Group              199,445         1,106
   Mfi Furniture*                     164,963           351
   Misys                               47,751           156
   Northern Rock                      363,256         3,830
   P&O Princess Cruises               202,981         1,328
   Powderject Pharmaceuticals*         61,073           388
   Prudential                         255,212         2,489
   Rank Group                         258,409         1,079

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002




INTERNATIONAL EQUITY FUND--CONCLUDED
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM--CONTINUED
   Reed Elsevier                      169,922      $  1,633
   Rentokil Initial                   271,518         1,104
   Royal Bank of Scotland Group       153,278         4,463
   Shell Transport & Trading          422,686         3,278
   Signet Group                       358,136           635
   Skyepharma*                      1,155,771         1,336
   Tesco                              515,892         1,948
   Vodafone Group                   1,920,386         2,901
                                                   --------
                                                     61,147
                                                   --------
Total Foreign Common Stock
     (Cost $238,519)                                239,775
                                                   --------
EXCHANGE TRADED FUND (3.4%)
UNITED STATES (3.4%)
   IShares MSCI EAFE Index             74,000         9,071
                                                   --------
Total Exchange Traded Fund
     (Cost $9,076)                                    9,071
                                                   --------
Total Investments (94.0%)
   (Cost $247,595)                                 $248,846
                                                   ========



At May 31, 2002, sector diversification of the Fund was as follows (Unaudited):
                                     % OF         VALUE
SECTOR DIVERSIFICATION            NET ASSETS      (000)
----------------------------    -------------- ----------
FOREIGN COMMON STOCK
Banking                               16.7%     $44,461
Diversified Operations                 7.0       18,432
Oil &Gas                               6.8       18,044
Pharmaceuticals                        6.4       16,913
Food, Beverage and Tobacco             6.1       16,094
Construction Materials                 5.8       15,374
Electronics                            5.3       13,922
Automotive                             5.0       13,244
Telecommunications                     3.8        9,978
Telephone                              3.5        9,327
Chemicals                              3.4        8,981
Audio/Video                            2.8        7,494
Insurance                              2.8        7,420
Consumer Products                      2.4        6,488
Financial Services                     2.1        5,680
Computers                              1.6        4,185
Retail                                 1.4        3,629
Manufacturing                          1.4        3,611
Marine Services                        1.1        2,783
Entertainment                          1.0        2,560
Real Estate                            0.9        2,349
Transportation                         0.7        1,979
Hotels/Motels                          0.7        1,760
Cosmetics & Toiletries                 0.6        1,568
Semi-conductors                        0.4        1,172
Distribution                           0.4          955
Aerospace/Defense                      0.3          770
Multi Media                            0.2          602
                                     -----      -------
TOTAL FOREIGN COMMON STOCK            90.6      239,775
TOTAL EXCHANGE TRADED FUND             3.4        9,071
                                     -----      -------
TOTAL INVESTMENTS                     94.0      248,846
OTHER ASSETS AND LIABILITIES, NET      6.0       15,984
                                     -----      -------
TOTAL NET ASSETS                     100.0%    $264,830
                                     ======    ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

--------------------------------------------------------------------------------




INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK (97.6%)
AUSTRALIA (2.6%)
   Amcor                               27,332      $    140
   AMP                                 35,219           337
   Australia and New Zealand
     Banking Group                     50,820           561
   Australian Gas Light                13,624            76
   BHP Billiton                       131,905           806
   Brambles Industries                 34,409           177
   Coca-Cola Amatil                    14,666            50
   Cochlear                             1,872            40
   Coles Myer                          39,978           150
   Commonwealth Bank of Australia      35,707           677
   Computershare                       15,777            18
   CSL                                  5,651           118
   CSR                                 33,369           124
   Foster's Brewing Group              72,647           193
   General Property Trust              67,376           106
   Lend Lease                          13,894            81
   Macquarie Bank                       7,077           130
   Mayne Nickless                      28,820            70
   Mirvac Group                        22,018            52
   National Australia Bank             46,404           950
   News                                52,233           373
   QBE Insurance Group                 19,945            83
   Rio Tinto                           11,085           220
   Santos                              22,071            78
   Southcorp Holdings                  22,241            74
   Stockland Trust Group               29,072            76
   Suncorp-Metway                      18,675           132
   TABCORP Holdings                     5,323            37
   Telstra                             66,388           178
   Wesfarmers                          12,862           210
   Westfield Holdings                  15,060           136
   Westfield Trust*                    71,766           137
   Westpac Banking                     55,653           521
   WMC                                 39,530           216
   Woodside Petroleum                  16,637           132
   Woolworths                          37,304           275
                                                   --------
                                                      7,734
                                                   --------
AUSTRIA (1.5%)
   Best Water Technology                5,727           138
   Boehler-Uddeholm                     5,345           248
   Erste Bank Der Oesterreichischen
     Sparkassen                        10,094           728
   Flughafen Wien                       7,289           241
   Mayr-Melnhof Karton                  3,166           216
   Oesterreichische
     Elektrizitaetswirtschafts, Cl A    4,939           403
   OMV                                  8,357           750
   Telekom Austria*                    74,069           640
   VA Technologie                       6,248           196

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
AUSTRIA--CONTINUED
   Voest-Alpine                        12,208      $    384
   Wienerberger Baustoffindustr        24,109           433
                                                   --------
                                                      4,377
                                                   --------
BELGIUM (1.7%)
   AGFA-Gevaert                         6,497           106
   Bekaert                              1,345            63
   Colruyt*                             1,544            67
   D'ieteren                              257            54
   Delhaize-Le Lion                     6,847           354
   Dexia                               43,281           688
   Electrabel                           2,172           479
   Fortis                              66,287         1,508
   Groupe Bruxelles Lambert             5,564           294
   Interbrew                           12,590           382
   KBC Bancassurance Holding            6,429           246
   Solvay                               3,913           271
   UCB                                  8,127           311
   Umicore                              1,468            61
                                                   --------
                                                      4,884
                                                   --------
DENMARK (1.1%)
   D/S 1912, Cl B                          25           170
   Dampskibsselkabet Svendborg, Cl B       17           145
   Danisco                              5,459           194
   Danske Bank                         39,546           726
   Group 4 Falck                        6,236           219
   ISS A/S*                             4,078           214
   Novo-Nordisk, Cl B                  22,470           717
   Novozymes, Cl B                      5,170           114
   TDC                                 11,700           306
   Vestas Wind Systems                  9,838           297
   William Demant Holding*              2,757            76
                                                   --------
                                                      3,178
                                                   --------
FINLAND (0.8%)
   Nokia Oyj                          115,950         1,658
   Sonera Oyj                          17,388            65
   Stora Enso Oyj, Cl R                19,306           281
   Tietoenator Oyj                      2,609            63
   UPM-Kymmene Oyj                      7,400           289
                                                   --------
                                                      2,356
                                                   --------
FRANCE (9.5%)
   Accor                               10,671           435
   Air Liquide                          4,722           747
   Alcatel, Cl A                       52,232           620
   Alstom                              10,947           138
   Altran Technologies                  3,626           179
   Aventis                             30,620         2,131
   AXA                                 60,031         1,172
   BNP Paribas                         35,414         1,994
   Bouygues                             8,280           245

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

STI CLASSIC EQUITY FUNDS  MAY 31, 2002




INTERNATIONAL EQUITY INDEX FUND--CONTINUED
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FRANCE--CONTINUED
   Cap Gemini                           5,675      $    279
   Carrefour                           24,576         1,239
   Castorama Dubois Investissements     4,011           253
   Cie de Saint-Gobain                  3,794           673
   Cie Generale D'Optique Essilor
     International                      5,413           219
   Dassault Systemes                    2,263            91
   Etablissements Economiques
     du Casino Guichard Perr            1,583           130
   European Aeronautic Defense
     and Space                         14,065           229
   France Telecom                      17,983           349
   Groupe Danone                        5,869           811
   L'OREAL                             15,225         1,089
   Lafarge                              6,583           672
   Lagardere                            7,445           336
   LVMH Moet Hennessy
     Louis Vuitton                     10,634           564
   Michelin, Cl B                       7,227           282
   Pechiney, Cl A                       3,866           208
   Pernod-Ricard                        2,388           215
   Peugeot                              8,780           463
   Pinault-Printemps-Redoute            3,492           432
   Publicis Groupe                      5,520           167
   Renault                              8,314           410
   Sanofi-Synthelabo                   18,213         1,105
   Schneider Electric                  10,198           524
   Societe BIC                          2,030            79
   Societe Generale, Cl A              13,477           916
   Societe Television Francaise         7,194           220
   Sodexho Alliance                     4,937           171
   Suez                                38,888         1,105
   Technip-Coflexip                     1,131           137
   Thales                               3,789           158
   Thomson Multimedia*                  8,657           243
   TotalFinaElf                        29,573         4,611
   Union du Credit-Bail Immobilier      2,384           151
   Valeo                                3,752           167
   Vinci                                3,582           224
   Vivendi Universal                   43,484         1,365
                                                   --------
                                                     27,948
                                                   --------
GERMANY (13.5%)
   Adidas-Salomon                       4,700           381
   Aixtron                              5,597            83
   Allianz                             16,100         3,580
   Altana                               7,377           398
   BASF                                49,900         2,312
   Bayer                               63,700         2,071
   Bayerische Hypo-und Vereinsbank     30,900         1,088
   Beiersdorf                           3,182           372
   Continental                         11,565           210

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
GERMANY--CONTINUED
   DaimlerChrysler                     77,400      $  3,818
   Deutsche Bank                       49,800         3,555
   Deutsche Boerse                      5,561           259
   Deutsche Lufthansa                  20,600           279
   Deutsche Post                       42,200           615
   Deutsche Telekom                   187,300         2,077
   Douglas Holding                      2,105            50
   E.ON                                52,500         2,742
   Epcos*                               5,300           207
   Fresenius Medical Care               3,800           197
   Gehe                                 2,762           120
   Heidelberger Zement                  2,796           120
   Infineon Technologies*              32,600           565
   KarstadtQuelle                       4,453           126
   Linde                                9,000           448
   MAN                                  7,810           182
   Marschollek Lautenschlaeger
     und Partner                        5,600           225
   Merck KGaA                           4,870           137
   Metro                               14,700           484
   Muenchener Rueckversicherungs        8,700         1,986
   Preussag                            14,600           371
   RWE                                 33,800         1,282
   SAP                                 18,700         1,988
   Schering                            17,200         1,029
   Siemens                             71,900         4,508
   ThyssenKrupp                        33,900           551
   Volkswagen                          21,400         1,148
   WCM Beteiligungs & Grundbesi        16,600           147
                                                   --------
                                                     39,711
                                                   --------
GREECE (0.8%)
   Alpha Credit Bank*                  20,800           304
   Bank of Piraeus*                    16,400           111
   Coca Cola Hellenic Bottling*        13,300           210
   Commercial Bank Of Greece*           9,600           225
   EFG Eurobank Ergasias               18,800           252
   Hellenic Petroleum*                 11,000            63
   Hellenic Petroleum*                  1,800            10
   Hellenic Telecom*                   24,000           387
   Intracom Common*                    10,500            97
   National Bank of Greece             23,600           488
   Titan Cement*                        3,900           144
   Viohalco*                           13,300            93
   Vodafone-Panafon*                   22,200           110
                                                   --------
                                                      2,494
                                                   --------
HONG KONG (1.2%)
   Bank of East Asia                   56,600           123
   Cheung Kong Holdings                62,000           574
   CLP Holdings                        63,100           257
   Hang Seng Bank                      27,300           302

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
HONG KONG--CONTINUED
   Henderson Land Development          25,000      $    108
   Hong Kong & China Gas              153,237           204
   Hong Kong Electric Holdings         44,000           171
   Hutchison Whampoa                   78,080           653
   Johnson ElectricHoldings            61,000            84
   Li & Fung                           66,000            97
   Pacific Century CyberWorks*        379,630            94
   Sun Hung Kai Properties             54,600           429
   Swire Pacific, Cl A                 39,000           215
   Wharf Holdings                      51,000           120
                                                   --------
                                                      3,431
                                                   --------
IRELAND (0.8%)
   Allied Irish Banks                  20,025           276
   Allied Irish Banks - Dublin         23,850           332
   Bank of Ireland                     49,157           634
   CRH                                 20,685           365
   CRH                                  6,332           111
   Elan*                               18,086           184
   Irish Life & Permanent              14,408           218
   Jefferson Smurfit Group             22,762            68
   Kerry Group, Cl A                    6,213            89
   Ryanair Holdings*                   19,483           109
                                                   --------
                                                      2,386
                                                   --------
ITALY (8.1%)
   Alitalia*                           99,034            67
   Alleanza Assicurazioni*             53,897           518
   Arnoldo Mondadori Editore*          16,583           110
   Assicurazioni Generali             102,918         2,404
   Autogrill                           14,644           166
   Autostrade Concessioni e
     Costruzioni Autostrade*           97,771           795
   Banca di Roma*                      96,136           230
   Banca Fideuram                      34,892           241
   Banca Monte Dei Paschi di Siena*    98,978           336
   Banca Nazionale del Lavoro*        203,834           418
   Banca Popolare di Milano*           49,156           204
   Benetton Group*                      6,967            88
   Bipop-Carire                       163,306           265
   Bulgari                             17,034           126
   Enel*                              204,970         1,222
   ENI-Ente Nazionale Idrocarburi     294,975         4,492
   Fiat                                29,972           358
   IntesaBci                          377,731         1,119
   IntesaBci - RNC*                    90,696           205
   Italcementi                         10,195            93
   Italgas                             24,519           247
   Luxottica Group                     16,450           328
   Mediaset                            71,351           571
   Mediobanca*                         51,983           497
   Mediolanum*                         27,822           207
   Parmalat Finanziaria                51,269           158

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ITALY--CONTINUED
   Pirelli*                           122,667      $    167
   Rinascente*                         15,295            54
   Riunione Adriatica di Sicurta*      40,626           505
   Sanpaolo IMI                        89,361           860
   Seat-Pagine Gialle*                587,468           476
   Snam Rete Gas*                     100,029           287
   Telecom Italia                     239,662         1,926
   Telecom Italia RNC                 198,813         1,061
   TIM                                387,234         1,639
   Tiscali*                            20,669           157
   Unicredito Italiano*               320,748         1,432
                                                   --------
                                                     24,029
                                                   --------
JAPAN (31.1%)
   77 Bank                             25,000           100
   Acom                                 4,780           328
   Advantest                            5,300           363
   Aeon                                16,000           464
   Aiful                                3,050           228
   Ajinomoto                           37,000           416
   Alps Electric                       11,000           142
   Amada                               18,000            97
   Asahi Breweries                     30,000           286
   Asahi Glass                         57,000           379
   Asahi Kasei                         95,000           350
   Bank of Fukuoka                     39,000           145
   Bank of Yokohama                    70,000           279
   Benesse                              5,000            96
   Bridgestone                         40,000           581
   Canon                               54,000         2,080
   Casio Computer                      15,000            81
   Central Japan Railway                   51           314
   Chiba Bank                          49,000           167
   Chubu Electric Power                35,100           601
   Chugai Pharmaceutical               18,000           210
   Citizen Watch                       21,000           140
   Credit Saison                        9,100           233
   CSK                                  5,000           180
   Dai Nippon Printing                 45,000           624
   Daiichi Pharmaceutical              17,000           329
   Daikin Industries                   12,000           226
   Dainippon Ink & Chemical            46,000           108
   Daito Trust Construction             6,300           110
   Daiwa Bank Holdings*               293,000           222
   Daiwa House Industry                34,000           238
   Daiwa Securities Group              78,000           574
   Denki Kagaku Kogyo                  29,000            91
   Denso                               30,700           483
   East Japan Railway                     173           810
   Ebara                               19,000           119
   Eisai                               16,400           444
   Fanuc                                7,500           388
   Fast Retailing                       4,500           121

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002




INTERNATIONAL EQUITY INDEX FUND--CONTINUED
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Fuji Photo Film                     29,000      $    911
   Fuji Soft ABC                        2,300            92
   Fuji Television Network                 17            99
   Fujikura                            24,000           102
   Fujisawa Pharmaceutical             16,000           402
   Fujitsu                            112,000           821
   Furukawa Electric                   36,000           168
   Gunma Bank                          28,000           122
   Hirose Electric                      2,300           198
   Hitachi                            182,000         1,379
   Honda Motor                         40,700         1,738
   Hoya                                 7,200           534
   Isetan                              12,000           137
   Ishikawajima Harim Heavy
     Industies                         88,000           155
   Ito-Yokado                          23,000         1,223
   Itochu                              92,000           350
   Itochu Techno-Science                2,400            98
   Japan Airlines*                     46,000           137
   Japan Energy                        69,000           119
   Japan Tobacco                           54           366
   JGC                                 16,000           122
   Joyo Bank                           56,300           151
   Kajima                              58,000           179
   Kamigumi                            15,000            63
   Kaneka                              18,000           123
   Kansai Electric Power               35,200           505
   Kao                                 34,000           796
   Katokichi                            3,200            59
   Kawasaki Heavy Industries*          92,000           133
   Kawasaki Steel                     174,000           222
   Keihin Electric Express Railway     32,000           142
   Keio Electric Railway               42,000           205
   Keyence                              2,100           457
   Kikkoman*                           11,000            68
   Kinden                              10,000            48
   Kinki Nippon Railway               112,250           372
   Kirin Brewery                       53,000           437
   Kokuyo                               6,000            67
   Komatsu                             71,000           255
   Konami                               7,000           158
   Konica                              18,000           124
   Kubota                              71,000           230
   Kuraray                             28,000           192
   Kurita Water Industries              8,000           104
   Kyocera                             10,900           879
   Kyowa Hakko Kogyo                   25,000           144
   Kyushu Electric Power               24,900           358
   Mabuchi Motor                        2,200           238
   Makita                               9,000            59
   Marubeni*                           93,000           100
   Marui                               24,000           330
   Matsushita Communication             6,200           248

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Matsushita Electric Industrial     121,000      $  1,687
   Matsushita Electric Works           30,000           246
   Meiji Seika Kaisha                  22,000            86
   Meitec                               2,700            90
   Millea Holdings*                        83           716
   Minebea                             25,000           164
   Mitsubishi                          70,000           535
   Mitsubishi Chemical                124,000           305
   Mitsubishi Electric*               113,000           549
   Mitsubishi Estate                   60,000           532
   Mitsubishi Heavy Industries        194,000           680
   Mitsubishi Logistics                 8,000            63
   Mitsubishi Materials                69,000           153
   Mitsubishi Rayon                    39,000           127
   Mitsubishi Tokyo Financial Group       194         1,509
   Mitsui                              83,000           550
   Mitsui Chemicals                    40,000           221
   Mitsui Fudosan                      49,000           456
   Mitsui Mining & Smelting            41,000           139
   Mitsui Sumitomo Insurance           82,340           462
   Mitsukoshi                          28,000            87
   Mizuho Holdings                        351           865
   Murata Manufacturing                15,400         1,068
   NEC                                 97,000           723
   NGK Insulators                      21,000           173
   NGK Spark Plug                      12,000            99
   Nidec                                2,500           184
   Nikko Cordial                       92,000           553
   Nikon                               20,000           234
   Nintendo                             6,500           899
   Nippon Comsys                        8,000            54
   Nippon Express                      58,000           287
   Nippon Meat Packers                 12,000           139
   Nippon Mitsubishi Oil              101,000           544
   Nippon Sheet Glass                  24,000            96
   Nippon Steel                       339,000           552
   Nippon Telegraph & Telephone           326         1,489
   Nippon Unipac Holding*                  57           322
   Nippon Yusen Kabushiki Kaisha       72,000           264
   Nissan Motor                       147,000         1,044
   Nisshin Seifun Group                12,000            88
   Nissin Food Products                 6,400           127
   Nitto Denko                         10,200           308
   NKK*                               225,000           218
   Nomura Holdings                    113,000         1,821
   NSK                                 32,000           150
   NTT Data                                90           428
   NTT Docomo                           1,113         3,013
   Obayashi                            45,000           137
   OJI Paper                           53,000           274
   Olympus Optical                     17,000           252
   Omron                               16,000           262
   Onward Kashiyama                     8,000            82

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Oracle Corp Japan                    2,500      $    129
   Oriental Land                        3,500           239
   ORIX                                 5,220           461
   Osaka Gas                          147,000           360
   Pioneer                             11,200           211
   Promise                              5,700           316
   Ricoh                               43,000           842
   Rohm                                 7,000         1,031
   Sankyo                              26,000           388
   Sanyo Electric                     108,000           483
   Sapporo Breweries                   20,000            61
   Secom                               14,000           719
   Sega*                                7,400           185
   Sekisui Chemical                    31,000           105
   Sekisui House                       39,000           291
   Seven - Eleven                      24,000         1,044
   Sharp                               61,000           790
   Shimamura                            1,200            88
   Shimano                              5,800            81
   Shimizu                             43,000           154
   Shin-Etsu Chemical                  23,600           951
   Shionogi                            22,000           299
   Shiseido                            26,000           344
   Shizuoka Bank                       45,000           287
   Showa Denko*                        71,000           125
   Showa Shell Sekiyu*                 10,000            66
   Skylark                              6,300           145
   SMC                                  3,700           432
   Softbank                            14,100           222
   Sony                                56,600         3,284
   Sumitomo                            54,000           357
   Sumitomo Chemical                   81,000           375
   Sumitomo Electric Industries        40,000           316
   Sumitomo Metal Industries*         226,000            97
   Sumitomo Metal Mining               38,000           179
   Sumitomo Mitsui Banking            237,800         1,332
   Sumitomo Realty & Development       25,000           166
   Sumitomo Trust & Banking            63,000           354
   Taiheiyo Cement                     59,000           111
   Taisei                              64,000           160
   Taisho Pharmaceutical               13,000           216
   Taiyo Yuden                          8,000           148
   Takara Shuzo                        13,000           104
   Takashimaya                         19,000           127
   Takeda Chemical Industries          50,000         2,252
   Takefuji                             4,910           335
   TDK                                  8,000           454
   Teijin                              59,000           220
   Teikoku Oil                         15,000            70
   Terumo                              13,900           208
   THK                                  7,400           164
   Tobu Railway                        57,000           164
   Toho                                10,300           116

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Tohoku Electric Power               28,400      $    370
   Tokyo Broadcasting System            3,000            65
   Tokyo Electric Power                68,100         1,427
   Tokyo Electron                      10,100           682
   Tokyo Gas                          171,000           468
   Tokyu                               74,000           310
   TonenGeneral Sekiyu                 25,000           215
   Toppan Printing                     42,000           468
   Toray Industries                    93,000           271
   Toshiba*                           184,000           778
   Tosoh                               37,000           120
   Tostem                              19,512           322
   Toto                                22,700           111
   Toyo Seikan Kaisha                  11,300           163
   Toyobo                              43,000            69
   Toyota Industries                   11,000           186
   Toyota Motor                       150,700         4,116
   Trend Micro*                         6,500           193
   Ube Industries                      56,000            88
   UFJ Holdings                           211           629
   Uni-Charm                            3,200           112
   UNY                                 10,000           120
   Wacoal                               7,000            55
   West Japan Railway                      73           328
   World                                2,650            78
   Yakult Honsha*                      11,000           125
   Yamaha                              12,000           118
   Yamaichi Securities*                15,000            --
   Yamanouchi Pharmaceutical           21,600           588
   Yamato Transport                    29,000           573
   Yamazaki Baking                     10,000            63
   Yasuda Fire & Marine Insurance      48,000           317
   Yokogawa Electric                   16,000           140
                                                   --------
                                                     91,798
                                                   --------
LUXEMBOURG (0.1%)
   Arcelor*                            19,395           276
                                                   --------
NETHERLANDS (3.0%)
   ABN Amro Holding                    32,305           624
   Aegon                               20,932           450
   Akzo Nobel                           7,676           346
   ASML Lithography Holding*           11,905           228
   Elsevier                            16,518           225
   Heineken                             5,259           226
   ING Groep                           36,496           965
   Koninklijke Ahold                   17,270           370
   Koninklijke Philips Electronics     31,366           977
   Qiagen*                             13,996           213
   Royal Dutch Petroleum               47,552         2,661
   Royal KPN*                          44,756           197
   TPG                                  9,001           184
   Unilever                            12,732           836

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SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002




INTERNATIONAL EQUITY INDEX FUND--CONTINUED
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
NETHERLANDS--CONTINUED
   VNU                                  5,940      $    184
   Wolters Kluwer                       7,314           152
                                                   --------
                                                      8,838
                                                   --------
NEW ZEALAND (0.3%)
   Auckland International Airport      42,463            91
   Carter Holt Harvey                 135,249           130
   Contact Energy                      44,846            86
   Fisher & Paykel Healthcare          11,655            51
   Fletcher Building                   53,591            74
   Telecom Corp of New Zealand        154,314           381
   Warehouse Group                     21,300            73
                                                   --------
                                                        886
                                                   --------
NORWAY (1.3%)
   Bergesen, Cl A                       3,900            82
   DnB Holding                         56,200           291
   Elkem                                1,800            36
   Gjensidige NOR Sparebank             6,400           230
   Norsk Hydro                         21,140         1,063
   Norske Skogindustrier               15,350           291
   Orkla                               28,450           563
   Petroleum Geo-Services*             14,900            58
   Statoil                             57,300           493
   Storebrand                          22,000           143
   Tandberg*                           17,194           208
   Telenor                             57,400           219
   Tomra Systems                       25,750           177
                                                   --------
                                                      3,854
                                                   --------
PORTUGAL (0.9%)
   Banco Comercial Portugues*         175,328           598
   Banco Espirito Santo                14,197           154
   BPI-SGPS                            51,379           118
   Brisa-Auto Estradas de Portugal     40,563           221
   Cimpor Cimentos de Portugal          4,543            87
   Electricidade de Portugal          243,376           516
   Portugal Telecom SGPS*             113,475           827
   Sonae SGPS                         135,209            93
                                                   --------
                                                      2,614
                                                   --------
SINGAPORE (0.6%)
   Chartered Semiconductor
     Manufacturing*                    23,000            52
   City Developments                   19,000            63
   DBS Group Holdings                  45,467           359
   Oversea-Chinese Banking             41,350           280
   Singapore Airlines                  23,000           163
   Singapore Press Holdings            15,000           175
   Singapore Telecommunications       176,000           155
   United Overseas Bank                49,000           403
                                                   --------
                                                      1,650
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
SPAIN (4.6%)
   Acerinox                             3,325      $    133
   ACS                                  3,237           107
   Altadis                             22,560           485
   Autopistas Concesionaria
     Espanola*                         10,220           108
   Banco Bilbao Vizcaya Argentaria    206,542         2,491
   Banco Santander Central Hispano    287,573         2,657
   Endesa                              69,458         1,077
   Fomento de Construcciones y
     Contratas                          3,268            82
   Gas Natural SDG                     10,443           195
   Grupo Dragados*                     10,715           190
   Iberdrola                           58,977           821
   Inditex De Diseno Textil*           16,960           352
   Repsol YPF                          71,182           837
   Sociedad General de Aguas
     de Barcelona                       4,391            56
   Sol Melia*                           5,746            43
   Telefonica*                        302,545         3,203
   Terra Networks*                     31,394           187
   Union Electrica Fenosa              17,764           319
   Vallehermoso                         9,023            84
   Zeltia*                             10,092            88
                                                   --------
                                                     13,515
                                                   --------
SWEDEN (1.5%)
   Assa Abloy, Cl B                    13,400           182
   Atlas Copco, Cl A                    5,300           127
   Electrolux, Cl B                    14,700           269
   Gambro, Cl A                         8,200            56
   Hennes & Mauritz, Cl B              20,950           389
   Nordea                              79,000           454
   Sandvik                             10,400           240
   Securitas, Cl B                     13,800           262
   Skandia Forsakrings                 39,400           184
   Skandinaviska Enskilda Banken       22,200           221
   Skanska, Cl B                       18,000           125
   SKF, Cl B                            3,000            75
   Svenska Cellulosa, Cl B              7,000           244
   Svenska Handelsbanken, Cl A         19,700           308
   Swedish Match                       17,100           136
   Tele2, Cl B*                         4,150            77
   Telefonaktiebolaget LM Ericsson*   335,800           752
   Telia                               42,500           108
   Volvo, Cl B                          9,950           185
                                                   --------
                                                      4,394
                                                   --------
SWITZERLAND (2.0%)
   ABB                                 11,477           103
   Adecco                               1,538           101
   Compagnie Financiere Richemont       6,656           175
   Credit Suisse Group*                11,429           422
   Holcim, Cl B                           352            86

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
SWITZERLAND--CONTINUED
   Nestle                               3,764      $    914
   Novartis                            27,109         1,165
   Roche Holding, Bearer Shares           559            59
   Roche Holding, Genuss Shares         7,390           593
   STMicroelectronics                  27,466           757
   Swiss Reinsurance                    2,998           306
   Swisscom                               338            97
   Syngenta                             1,364            86
   UBS*                                13,370           699
   Zurich Financial Services            1,067           248
                                                   --------
                                                      5,811
                                                   --------
UNITED KINGDOM (10.6%)
   3i Group                            13,602           151
   Amersham                            15,622           142
   Amvescap                            14,002           140
   ARM Holdings*                       23,126            63
   AstraZeneca                         31,361         1,379
   AWG*                                 6,308            51
   BAA                                 23,773           214
   BAE Systems                         65,703           369
   Barclays                           124,817         1,078
   BG Group                            78,724           342
   BHP Billiton                        49,155           281
   BOC Group                           11,063           173
   Boots                               20,080           201
   BP                                 408,774         3,499
   Brambles Industries                 16,147            78
   British American Tobacco            34,952           419
   British Land                        11,565           103
   British Sky Broadcasting*           19,003           204
   BT Group*                          168,248           690
   Cable & Wireless                    50,489           155
   Cadbury Schweppes                   41,616           304
   Canary Wharf Group*                 10,939            77
   Capita Group                        15,025            83
   Celltech Group*                      6,140            62
   Centrica                            92,816           282
   CGNU                                45,588           426
   CMG                                 13,848            27
   Compass Group                       49,800           312
   Diageo                              64,191           808
   Dixons Group                        43,375           136
   Electrocomponents                    9,705            60
   EMI Group                           17,594            69
   Exel                                 6,639            87
   GKN                                 16,221            79
   GlaxoSmithKline                    106,940         2,197
   Granada                             61,761           119
   Great Universal Stores              22,456           213
   Hanson                              16,420           124

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM--CONTINUED
   Hays                                36,752      $     89
   HBOS                                69,162           837
   Hilton Group                        35,087           126
   HSBC Holdings                      174,101         2,165
   Imperial Chemical Industries        26,578           128
   Imperial Tobacco Group              16,269           276
   International Power*                24,934            69
   Invensys                            78,083           121
   J Sainsbury                         32,346           178
   Jefferson Smurfit Group             27,691            83
   Johnson Matthey                      4,876            77
   Kingfisher                          28,851           154
   Land Securities                     11,700           168
   Lattice Group                       78,717           209
   Legal & General Group              115,061           255
   Lloyds TSB Group                   102,684         1,112
   Logica                              10,002            32
   Marconi                             63,761             7
   Marks & Spencer Group               51,448           285
   National Grid Group                 39,646           290
   P&O Princess Cruises                15,457           101
   Pearson                             17,863           221
   Peninsular & Orient Steam
     Navigation                        15,217            60
   Provident Financial                  5,476            57
   Prudential                          39,721           387
   Reckitt Benckiser                   12,015           213
   Reed Elsevier                       28,260           272
   Rentokil Initial                    42,982           175
   Reuters Group                       31,956           218
   Rio Tinto                           22,710           433
   Royal & Sun Alliance Insurance
     Group                             32,123           138
   Royal Bank of Scotland Group        49,600         1,444
   Sage Group*                         27,013            69
   Scottish & Southern Energy          19,183           195
   Scottish Power                      41,334           243
   Shell Transport & Trading          179,097         1,389
   Six Continents                      19,329           216
   Smith & Nephew                      20,632           117
   Smiths Group                        12,422           160
   Tesco                              140,039           529
   Unilever                            52,699           484
   United Utilities                    12,341           120
   Vodafone Group                   1,242,936         1,878
   Wolseley                            12,878           137
   WPP Group                           25,428           265
                                                   --------
                                                     31,379
                                                   --------
Total Foreign Common Stock
     (Cost $305,095)                                287,543
                                                   --------

SCHEDULE OF INVESTMENTS/STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002




INTERNATIONAL EQUITY INDEX FUND--CONCLUDED
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN PREFERRED STOCK (0.6%)
AUSTRALIA (0.1%)
   News Corporation                    68,523      $    415
                                                   --------
GERMANY (0.5%)
   Henkel KGaA                          6,100           432
   Hugo Boss                            2,991            56
   Porsche                                852           425
   Prosieben SAT.1 Media                7,894            66
   Volkswagen                          10,973           389
                                                   --------
                                                      1,368
                                                   --------
ITALY (0.0%)
   Fiat                                 9,249            77
                                                   --------
Total Foreign Preferred Stock
     (Cost $2,095)                                    1,860
                                                   --------
EXCHANGE TRADED FUND (0.7%)
UNITED STATES (0.7%)
   IShares MSCI EAFE Index             15,609         1,914
                                                   --------
Total Exchange Traded Fund
     (Cost $1,844)                                    1,914
                                                   --------
Total Investments (98.9%)
   (Cost $309,034)                                 $291,317
                                                   ========


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
At May 31, 2002, sector diversification of the Fund was as follows (Unaudited):

                                     % OF         VALUE
SECTOR DIVERSIFICATION            NET ASSETS      (000)
----------------------------    -------------- ----------
FOREIGN COMMON STOCK
Banking                               15.5%    $ 45,740
Electronics                            8.9       26,358
Oil & Gas                              7.9       23,217
Medical Supplies                       6.4       18,970
Insurance                              5.2       15,452
Food, Beverage and Tobacco             5.2       15,407
Automotive                             5.2       15,348
Television                             5.0       14,640
Diversified Operations                 4.1       12,121
Telecommunications                     4.0       11,641
Chemicals                              2.9        8,552
Services                               2.9        8,470
Transportation                         2.8        8,108
Manufacturing                          2.6        7,627
Retail                                 2.5        7,508
Financial Services                     2.5        7,251
Construction Materials                 2.3        6,860
Computers                              2.0        6,114
Audio/Video                            1.9        5,543
Consumer Products                      1.5        4,411
Real Estate                            1.2        3,609
Metal                                  1.0        2,900
Cosmetics &Toiletries                  0.9        2,713
Paper and Paper Products               0.8        2,338
Publishing                             0.8        2,210
Entertainment                          0.6        1,756
Multi-Media                            0.6        1,689
Aerospace/Defense                      0.3          756
Distribution                           0.1          234
                                     -----     --------
TOTAL FOREIGN COMMON STOCK            97.6      287,543
TOTAL EXCHANGE TRADED FUND             0.7        1,914
TOTAL FOREIGN PREFERRED STOCK          0.6        1,860
                                     -----     --------
TOTAL INVESTMENTS                     98.9      291,317
OTHER ASSETS AND LIABILITIES, NET      1.1        3,354
                                     -----     --------
TOTAL NET ASSETS                     100.0%    $294,671
                                     =====     ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

--------------------------------------------------------------------------------




LIFE VISION AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (97.0%) (2)
   STI Classic Capital Appreciation
     Fund, Trust Shares               926,363       $11,339
   STI Classic Growth and Income
     Fund, Trust Shares               410,475         5,665
   STI Classic International Equity
     Index Fund, Trust Shares         586,324         5,722
   STI Classic Mid-Cap Equity Fund,
     Trust Shares                      69,514           680
   STI Classic Small Cap Growth
     Stock Fund, Trust Shares         121,935         2,107
   STI Classic Small Cap Value
     Equity Fund, Trust Shares        148,218         2,155
   STI Classic Value Income Stock
     Fund, Trust Shares               515,720         5,699
                                                    -------
Total Equity Funds
     (Cost $33,348)                                  33,367
                                                    -------
MONEY MARKET FUND (3.0%) (2)
   STI Classic Prime Quality Money
     Market Fund, Trust Shares      1,023,738         1,024
                                                    -------
Total Money Market Fund
     (Cost $1,024)                                    1,024
                                                    -------
Total Investments (100.0%)
   (Cost $34,372)                                    34,391
                                                    -------
OTHER ASSETS AND LIABILITIES, NET (0.0%)
   Investment Advisory Fee Payable                       (2)
   Administration Fee Payable                            (2)
   Other Assets and Liabilities                          11
                                                   --------
Total Other Assets and Liabilities, Net                   7
                                                   --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited  authorization -- no par value)
   based on 3,596,112 outstanding shares
   of beneficial interest                            35,627
Accumulated net realized loss on investments         (1,248)
Net unrealized appreciation on investments               19
                                                    -------
Total Net Assets (100.0%)                           $34,398
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                     $9.57
                                                    =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002




LIFE VISION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (74.3%) (2)
   STI Classic Capital Appreciation
     Fund, Trust Shares               738,958      $  9,045
   STI Classic Growth and Income
     Fund, Trust Shares               923,509        12,745
   STI Classic International Equity
     Index Fund, Trust Shares       1,167,252        11,392
   STI Classic Mid-Cap Equity Fund,
     Trust Shares                     156,417         1,531
   STI Classic Small Cap Growth
     Stock Fund, Trust Shares         285,266         4,930
   STI Classic Small Cap Value
     Equity Fund, Trust Shares        346,701         5,041
   STI Classic Value Income Stock
     Fund, Trust Shares             1,160,211        12,820
                                                   --------
Total Equity Funds
     (Cost $55,400)                                  57,504
                                                   --------
FIXED INCOME FUNDS (22.6%) (2)
   STI Classic Investment Grade
     Bond Fund, Trust Shares          925,343         9,476
   STI Classic Limited-Term Federal
     Mortgage Securities Fund,
     Trust Shares                     775,596         7,996
                                                   --------
Total Fixed Income Funds
     (Cost $17,112)                                  17,472
                                                   --------
MONEY MARKET FUND (3.0%) (2)
   STI Classic Prime Quality
     Money Market Fund,
     Trust Shares                   2,329,797         2,330
                                                   --------
Total Money Market Fund
     (Cost $2,330)                                    2,330
                                                   --------
Total Investments (99.9%)
   (Cost $74,842)                                    77,306
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.1%)
   Investment Advisory Fee Payable                       (7)
   Administration Fee Payable                            (4)
   Other Assets and Liabilities                         100
                                                   --------
Total Other Assets and Liabilities, Net                  89
                                                   --------

--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 7,754,379 outstanding shares
   of beneficial interest                           $78,418
Undistributed net investment income                     120
Accumulated net realized loss on investments         (3,607)
Net unrealized appreciation on investments            2,464
                                                    -------
Total Net Assets (100.0%)                           $77,395
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                     $9.98
                                                    =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

--------------------------------------------------------------------------------




LIFE VISION MODERATE GROWTH FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (58.9%) (2)
   STI Classic Capital Appreciation
     Fund, Trust Shares             1,086,875       $13,303
   STI Classic Growth and Income
     Fund, Trust Shares               475,191         6,558
   STI Classic International Equity
     Index Fund, Trust Shares       1,422,176        13,880
   STI Classic Mid-Cap Equity Fund,
     Trust Shares                     161,478         1,581
   STI Classic Small Cap Growth
     Stock Fund, Trust Shares         291,933         5,045
   STI Classic Small Cap Value
     Equity Fund, Trust Shares        354,929         5,161
   STI Classic Value Income Stock
     Fund, Trust Shares               605,118         6,686
                                                    -------
Total Equity Funds
     (Cost $48,703)                                  52,214
                                                    -------
FIXED INCOME FUNDS (38.0%) (2)
   STI Classic Investment Grade
     Bond Fund, Trust Shares        1,493,211        15,290
   STI Classic Limited-Term Federal
     Mortgage Securities Fund,
     Trust Shares                   1,779,599        18,348
                                                    -------
Total Fixed Income Funds
     (Cost $32,596)                                  33,638
                                                    -------
MONEY MARKET FUND (3.1%) (2)
   STI Classic Prime Quality
     Money Market Fund,
     Trust Shares                   2,713,766         2,714
                                                    -------
Total Money Market Fund
     (Cost $2,714)                                    2,714
                                                    -------
Total Investments (100.0%)
   (Cost $84,013)                                    88,566
                                                    -------
OTHER ASSETS AND LIABILITIES, NET (0.0%)
   Investment Advisory Fee Payable                      (12)
   Administration Fee Payable                            (5)
   Other Assets and Liabilities                          43
                                                    -------
Total Other Assets and Liabilities, Net                  26
                                                    -------
--------------------------------------------------------------------------------
                                                   VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 9,420,011 outstanding shares
   of beneficial interest                           $90,767
Undistributed net investment income                     287
Accumulated net realized loss on investments         (7,015)
Net unrealized appreciation on investments            4,553
                                                    -------
Total Net Assets (100.0%)                           $88,592
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                     $9.40
                                                    =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002




MID-CAP EQUITY FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (91.0%)
BASIC MATERIALS (6.0%)
   Airgas*                             61,000      $    994
   Bowater                             39,300         2,059
   Crompton                           166,200         1,881
   HB Fuller                           78,200         2,256
   Praxair                             41,000         2,296
   Stillwater Mining*                 131,000         2,319
                                                   --------
                                                     11,805
                                                   --------
CAPITAL GOODS (4.1%)
   Jacobs Engineering Group*           71,800         2,756
   Pittston Brink's Group              58,000         1,567
   RPM                                 70,900         1,116
   SPX*                                10,100         1,389
   Superior Industries International   26,100         1,194
                                                   --------
                                                      8,022
                                                   --------
COMMUNICATION SERVICES (1.2%)
   CenturyTel                          53,300         1,652
   Triton PCS Holdings, Cl A*          69,400           708
                                                   --------
                                                      2,360
                                                   --------
COMMUNICATIONS EQUIPMENT (0.6%)
   Powerwave Technologies*            107,100         1,136
                                                   --------
COMPUTER SOFTWARE (3.0%)
   Electronic Arts*                    29,200         1,869
   Intuit*                             33,600         1,469
   Retek*                              54,700         1,334
   THQ*                                37,250         1,192
                                                   --------
                                                      5,864
                                                   --------
CONSUMER CYCLICALS (7.8%)
   Abercrombie & Fitch, Cl A*         103,600         3,005
   American Eagle Outfitters*          51,050         1,133
   Columbia Sportswear*                 4,800           169
   Electronics Boutique Holdings*      93,700         2,782
   Fluor                               61,700         2,320
   Mohawk Industries*                  32,500         2,129
   Six Flags*                         100,400         1,613
   Too*                                73,400         2,246
                                                   --------
                                                     15,397
                                                   --------
CONSUMER STAPLES (10.3%)
   Brinker International*              19,900           668
   CBRL Group                          77,700         2,583
   Charter Communications, Cl A*       75,400           526
   Cheesecake Factory*                 14,100           538
   Darden Restaurants                  87,800         2,206
   Dean Foods*                         91,000         3,321

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES--CONTINUED
   Emmis Communications, Cl A*         85,500      $  2,531
   Hispanic Broadcasting*              77,800         1,942
   Radio One, Cl D*                    89,800         1,949
   Sensient Technologies              122,400         2,922
   Univision Communications, Cl A*     25,300         1,012
                                                   --------
                                                     20,198
                                                   --------
ENERGY (5.7%)
   BJ Services*                        27,000         1,013
   Cooper Cameron*                     12,900           726
   ENSCO International                 30,400           996
   Evergreen Resources*                23,400         1,046
   GlobalSantaFe                       36,149         1,220
   Ocean Energy                        65,900         1,465
   Precision Drilling*                 67,900         2,556
   Pride International*                29,900           580
   Smith International*                 6,600           484
   Varco International*                50,000         1,012
                                                   --------
                                                     11,098
                                                   --------
FINANCE (14.7%)
   AG Edwards                          21,300           845
   AmeriCredit*                        45,600         1,600
   Colonial BancGroup                  53,200           819
   Everest Re Group                    34,400         2,154
   Hibernia                           191,900         3,851
   M&T Bank                            27,600         2,406
   Marshall & Ilsley                   48,800         3,030
   National Commerce Financial         78,100         2,162
   North Fork Bancorporation           90,300         3,550
   RenaissanceRe Holdings              48,300         1,787
   SouthTrust                         154,200         4,005
   Sovereign Bancorp                  131,900         2,042
   TCF Financial                       12,800           656
                                                   --------
                                                     28,907
                                                   --------
HEALTH CARE (15.1%)
   AdvancePCS*                         90,300         2,149
   Affymetrix*                         11,800           283
   Albany Molecular Research*          17,700           371
   Barr Laboratories*                  32,200         2,143
   Caremark Rx*                        51,500           996
   Cephalon*                           25,800         1,382
   Health Management Associates,
     Cl A*                             80,900         1,666
   Health Net*                         34,600         1,002
   Idec Pharmaceuticals*               54,500         2,338
   King Pharmaceuticals*              145,949         3,948
   LifePoint Hospitals*                28,000         1,090
   Mylan Laboratories                  27,000           835

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
HEALTH CARE--CONTINUED
   Province Healthcare*                64,150      $  1,633
   Quest Diagnostics*                  27,000         2,360
   Renal Care Group*                  162,900         5,491
   Teva Pharmaceutical Industries
     ADR                               18,400         1,233
   Universal Health Services, Cl B*    16,000           794
                                                   --------
                                                     29,714
                                                   --------
SERVICES (3.5%)
   Apollo Group, Cl A*                 44,400         1,531
   Education Management*               29,400         1,216
   Expedia, Cl A*                      10,200           729
   GTECH Holdings*                     33,500           943
   Hotels.com, Cl A*                   11,600           555
   Republic Services*                  92,000         1,934
                                                   --------
                                                      6,908
                                                   --------
TECHNOLOGY (16.5%)
   Actel*                              14,900           367
   Acxiom*                             88,900         1,581
   Affiliated Computer Services, Cl A* 36,000         2,003
   Cadence Design Systems*             58,400         1,125
   Cerner*                             30,400         1,654
   Concurrent Computer*               314,400         1,996
   DST Systems*                        41,400         2,046
   ESS Technology*                     91,400         1,455
   Integrated Circuit Systems*        101,200         2,109
   Intersil, Cl A*                     60,100         1,444
   Kopin*                              76,800           595
   L-3 Communications Holdings*        35,400         2,234
   Lam Research*                       18,600           423
   Mentor Graphics*                    20,300           330
   Microchip Technology*               47,350         1,416
   Network Associates*                 47,900           927
   Pec Solutions*                      55,400         1,476
   QLogic*                             27,700         1,266
   RF Micro Devices*                   84,000         1,378
   Sandisk*                            43,300           607
   Semtech*                            35,900         1,180
   Sungard Data Systems*               32,900           925
   Symantec*                           15,600           536
   Utstarcom*                          41,900           932
   Zoran*                             100,350         2,433
                                                   --------
                                                     32,438
                                                   --------
TRANSPORTATION (1.4%)
   Expeditors International
     Washington                        11,900           703
   Heartland Express*                  51,200         1,050
   JB Hunt Transport Services*         37,400         1,022
                                                   --------
                                                      2,775
                                                   --------

--------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
UTILITIES (1.1%)
   Equitable Resources                 61,400      $  2,212
                                                   --------
Total Common Stock
     (Cost $156,600)                                178,834
                                                   --------
CONVERTIBLE BONDS (2.9%)
   Affymetrix
     CV to 16.2602 Shares,
     Callable 10/07/02 @ 102.50
     5.000%, 10/01/06                  $  770           664
   AmeriSource Health
     CV to 18.8791 Shares,
     Callable 12/03/04 @ 102.14
     5.000%, 12/01/07                     550           896
   DR Horton
     CV to 17.4927 Shares,
     Callable 05/14/03 @ 55.97 (A)
     0.000%, 05/11/21                     682           471
   Gilead Sciences
     CV to 20.3562 Shares,
     Callable 12/20/03 @ 102.86
     5.000%, 12/15/07                   1,120         1,824
   Lennar
     CV to 6.3842 Shares,
     Callable 04/06/06 @ 100 (A)
     0.000%, 04/04/21                     717           314
   SPX
     CV to 4.8116 Shares,
     Callable 02/06/06 @  66.39 (A)
     0.000%, 02/06/21                   2,025         1,504
                                                   --------
Total Convertible Bonds
     (Cost $5,108)                                    5,673
                                                   --------
REPURCHASE AGREEMENT (9.1%)
   U.S. Warburg
     1.820%, dated 05/31/02, matures
     06/03/02, repurchase price
     $17,945,774 (collateralized by
     U.S. Treasury Bill: total market
     value $18,304,143) (C)            17,943        17,943
                                                   --------
Total Repurchase Agreement
     (Cost $17,943)                                  17,943
                                                   --------
Total Investments (103.0%)
   (Cost $179,651)                                  202,450
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (-3.0%)
   Investment Advisory Fee Payable                     (193)
   Administration Fee Payable                           (12)
   Distribution Fee Payable                             (13)
   Custodian Fee Payable                                 (1)
   Other Assets and Liabilities                      (5,715)
                                                   --------
Total Other Assets and Liabilities, Net              (5,934)
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002




MID-CAP EQUITY FUND--CONCLUDED
--------------------------------------------------------------------------------
                                                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 17,554,517 outstanding shares
   of beneficial interest                          $177,809
Paid in Capital -- Investor Shares
   (unlimited authorization  -- no par value)
   based on 1,136,713 outstanding shares
   of beneficial interest                            11,679
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 1,554,323 outstanding shares
   of beneficial interest                            18,737
Accumulated net realized loss on investments        (34,508)
Net unrealized appreciation on investments           22,799
                                                   --------
Total Net Assets (100.0%)                          $196,516
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                     $9.79
                                                   ========
Net Asset Value and Redemption
   Price Per Share-- Investor Shares                  $9.47
                                                   ========
Maximum Offering Price
   Per Share-- Investor Shares ($9.47 / 96.25%)       $9.84
                                                   ========
Net Asset Value, Offering and
   Redemption Price Per Share-- Flex Shares (1)       $8.97
                                                   ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

--------------------------------------------------------------------------------




MID CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (91.9%)
BASIC MATERIALS (9.5%)
   Boise Cascade                      144,100      $  5,127
   Cabot                              172,800         4,256
   Eastman Chemical                    65,700         3,039
   Martin Marietta Materials           71,700         2,868
   Sappi ADR                          119,800         1,749
                                                   --------
                                                     17,039
                                                   --------
CAPITAL GOODS (9.8%)
   American Power Conversion*         138,500         1,933
   Empresa Bras de Aeronautica ADR    174,900         4,128
   Masco                               88,700         2,365
   Pall                               123,400         2,808
   Rockwell Collins                    97,000         2,522
   Shaw Group*                         18,300           612
   Textron                             31,600         1,483
   United States Steel                 91,400         1,877
                                                   --------
                                                     17,728
                                                   --------
COMMUNICATION SERVICES (1.2%)
   CenturyTel                          70,600         2,188
                                                   --------
CONSUMER CYCLICALS (20.7%)
   Abercrombie & Fitch, Cl A*         157,900         4,579
   Abitibi-Consolidated               310,700         2,694
   Cablevision Systems, Cl A*         303,700         5,655
   Federated Department Stores*       112,400         4,655
   Goodyear Tire & Rubber              66,300         1,453
   Interpublic Group                  111,100         3,666
   Newell Rubbermaid                  132,400         4,521
   Park Place Entertainment*          262,600         2,967
   Readers Digest, Cl A                92,500         2,064
   RR Donnelley & Sons                 93,400         2,693
   Visteon                            154,800         2,438
                                                   --------
                                                     37,385
                                                   --------
CONSUMER STAPLES (3.7%)
   CVS                                 71,000         2,274
   Estee Lauder, Cl A                  85,000         3,124
   PepsiAmericas                       82,500         1,312
                                                   --------
                                                      6,710
                                                   --------
ENERGY (4.4%)
   Devon Energy                        33,100         1,730
   Diamond Offshore Drilling           65,800         2,219
   Noble Energy                        56,800         2,168
   Premcor*                            68,900         1,853
                                                   --------
                                                      7,970
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FINANCE (16.3%)
   Charter One Financial               80,500      $  2,914
   Chubb                               51,800         3,893
   Comerica                            50,100         3,212
   Keycorp                            104,900         2,864
   Lincoln National                    51,000         2,286
   Protective Life                     76,400         2,556
   Stilwell Financial                 121,900         2,633
   UnumProvident                      161,700         4,091
   Wilmington Trust                    28,500         1,779
   Zions Bancorporation                56,000         3,084
                                                   --------
                                                     29,312
                                                   --------
HEALTH CARE (5.7%)
   Becton Dickinson                    54,400         2,045
   Healthsouth*                       131,700         1,864
   IVAX*                              212,700         2,782
   Manor Care*                        139,300         3,608
                                                   --------
                                                     10,299
                                                   --------
SERVICES (4.0%)
   Allied Waste Industries*           205,100         2,297
   Pittston Brink's Group              97,100         2,623
   Viad                                74,500         2,210
                                                   --------
                                                      7,130
                                                   --------
TECHNOLOGY (10.6%)
   Advanced Micro Devices*            370,900         4,240
   Avnet                               95,100         2,200
   Celestica ADR*                      47,600         1,405
   Harris                             100,300         3,782
   Scientific-Atlanta                 183,300         3,565
   Tellabs*                           190,800         1,843
   Vishay Intertechnology*             85,700         2,105
                                                   --------
                                                     19,140
                                                   --------
TRANSPORTATION (1.6%)
   Delta Air Lines                    110,300         2,895
                                                   --------
UTILITIES (4.4%)
   Allegheny Energy                    49,100         1,764
   FPL Group                           35,800         2,255
   KeySpan                             55,200         2,090
   PPL                                 50,200         1,777
                                                   --------
                                                      7,886
                                                   --------
Total Common Stock
     (Cost $162,394)                                165,682
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002




MID CAP VALUE EQUITY FUND--CONCLUDED
--------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (11.8%)
   UBS Warburg
     1.770%, dated 05/31/02, matures
     06/03/02, repurchase price
     $21,352,004 (collaterialized by
     U.S. Treasury Bill: total
     market value $21,779,047) (C)    $21,349      $ 21,349
                                                   --------
Total Repurchase Agreement
     (Cost $21,349)                                  21,349
                                                   --------
Total Investments (103.7%)
   (Cost $183,743)                                  187,031
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (-3.7%)
   Investment Advisory Fee Payable                     (172)
   Administration Fee Payable                           (10)
   Custodian Fee Payable                                 (1)
   Other Assets and Liabilities                      (6,524)
                                                   --------
Total Other Assets and Liabilities, Net              (6,707)
                                                   --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 15,971,902 outstanding shares
   of beneficial interest                           169,397
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 500,238 outstanding shares
   of beneficial interest                             5,372
Undistributed net investment income                      25
Accumulated net realized gain on investments          2,242
Net unrealized appreciation on investments            3,288
                                                   --------
Total Net Assets (100.0%)                          $180,324
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $10.95
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $10.92
                                                   ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

--------------------------------------------------------------------------------




SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (99.7%)
BASIC MATERIALS (1.9%)
   A. Schulman                        128,400      $  2,546
   Cooper Tire & Rubber                50,000         1,142
   Georgia Gulf                        80,000         1,784
   Myers Industries                   120,500         1,903
   Stillwater Mining*                 290,000         5,133
                                                   --------
                                                     12,508
                                                   --------
CAPITAL GOODS (13.2%)
   AGCO*                              140,000         2,905
   Alliant Techsystems*                70,000         7,615
   Apogee Enterprises                  63,400           884
   Astec Industries*                  221,200         3,712
   BE Aerospace*                      253,300         3,293
   Copart*                            210,000         3,450
   DRS Technologies*                  130,000         5,096
   Elcor                              180,000         4,797
   EMCOR Group*                        40,000         2,259
   Granite Construction               120,000         2,773
   Griffon*                           250,000         4,325
   Herley Industries*                 240,000         4,920
   Keith*                             274,900         4,275
   Kemet*                             160,000         3,235
   Manitowoc                           55,000         2,170
   Monaco Coach*                      150,000         3,810
   Mueller Industries*                100,000         3,314
   Nautilus Group*                    140,000         5,117
   Newport*                           170,000         2,999
   Oshkosh Truck                       10,000           597
   Rogers*                            130,000         3,984
   ROHN Industries*                    80,000            31
   Roper Industries                    80,000         3,120
   Valspar                             90,000         4,221
   Watsco                             150,000         2,580
                                                   --------
                                                     85,482
                                                   --------
COMMUNICATION SERVICES (3.2%)
   Advanced Fibre Communication*      200,000         3,832
   Anaren Microwave*                  250,000         3,250
   ClearOne Communications*           230,000         4,209
   Commonwealth Telephone
     Enterprises*                      80,000         3,422
   Symmetricom*                       187,000           920
   TTI Team Telecom International*    190,000         4,976
                                                   --------
                                                     20,609
                                                   --------
COMMUNICATIONS EQUIPMENT (0.6%)
   Powerwave Technologies*            390,000         4,138
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMPUTER SOFTWARE (6.2%)
   Activision*                        165,000      $  5,382
   Borland Software*                  200,000         1,914
   CACI International, Cl A*          150,000         5,052
   JD Edwards*                        240,000         2,798
   Micros Systems*                     90,000         2,603
   NETIQ*                             150,000         3,468
   Numerical Technologies*            315,000         2,488
   RADVision*                         420,000         2,247
   Riverstone Networks*               500,000         1,765
   SS&C Technologies*                  61,900           758
   Systems & Computer Technology*     192,500         2,755
   THQ*                               165,000         5,280
   Websense*                           60,000         1,776
   Western Digital*                   430,000         1,978
                                                   --------
                                                     40,264
                                                   --------
CONSUMER CYCLICALS (16.5%)
   4Kids Entertainment*               400,000         7,208
   Aftermarket Technology*            200,000         4,744
   Alliance Gaming*                   285,000         3,728
   AnnTaylor Stores*                  165,000         4,699
   Argosy Gaming*                      90,000         3,096
   Boyd Gaming*                       110,000         1,607
   Buca*                              150,000         2,671
   CEC Entertainment*                  80,000         3,799
   Chico's FAS*                       130,000         4,975
   Christopher & Banks*               150,000         5,967
   Circuit City Stores-Carmax*        149,950         3,969
   Cost Plus*                          20,000           637
   Dial                               170,000         3,434
   Furniture Brands International*     95,000         3,594
   Gymboree*                          240,000         3,936
   Imco Recycling*                    260,000         2,735
   J. Jill Group*                     130,000         4,235
   K-Swiss, Cl A                      100,000         4,608
   Mohawk Industries*                  25,000         1,638
   MTR Gaming Group*                  381,000         6,161
   Nash Finch                          12,500           388
   O'Charleys*                        150,000         3,446
   O'Reilly Automotive*               185,000         5,950
   Penn National Gaming*              140,000         5,053
   Rare Hospitality International*    165,000         4,645
   Rent-A-Center*                      45,000         2,554
   Sonic Automotive*                  110,000         3,641
   Winnebago Industries                80,000         3,552
                                                   --------
                                                    106,670
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002




SMALL CAP GROWTH STOCK FUND--CONCLUDED



--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (1.9%)
   Church & Dwight                     10,800      $    375
   Cott*                              270,000         5,103
   Ralcorp Holdings*                  130,000         3,658
   Ruby Tuesday                       130,000         3,024
                                                   --------
                                                     12,160
                                                   --------
ENERGY (8.8%)
   CAL Dive International*            210,000         5,061
   CARBO Ceramics                      10,000           345
   Comstock Resources*                455,000         3,758
   Core Laboratories*                 270,000         3,793
   Dril-Quip*                          65,000         1,505
   Headwaters*                        270,000         4,652
   Horizon Offshore*                  425,000         4,195
   Hydril*                             67,500         1,785
   Key Energy Services*               320,000         3,520
   Magnum Hunter Resources*            50,000           379
   Maverick Tube*                     310,000         4,805
   National-Oilwell*                  200,000         5,108
   Newfield Exploration*               80,000         2,885
   Patterson-UTI Energy*               85,000         2,598
   Remington Oil & Gas*               160,000         3,107
   Stone Energy*                      100,000         4,115
   Torch Offshore*                    232,200         1,742
   Veritas DGC*                       240,000         3,624
                                                   --------
                                                     56,977
                                                   --------
FINANCE (9.4%)
   Affiliated Managers Group*          75,000         5,205
   Allied Capital                     120,000         2,963
   American Home Mortgage
     Holdings                         151,600         2,320
   Capitol Federal Financial          185,300         5,014
   Coinstar*                          200,000         5,720
   Doral Financial                    155,000         6,206
   Harbor Florida Bancshares          180,000         4,095
   Hilb, Rogal & Hamilton             140,000         5,769
   IndyMac Bancorp*                   100,000         2,313
   Jefferies Group                    100,000         4,704
   LaBranche*                         125,000         3,300
   Net.B@nk*                          200,000         2,656
   OceanFirst Financial               112,500         2,350
   Raymond James Financial            110,000         3,685
   Sterling Bancshares                160,000         2,315
   Trustmark                           90,000         2,288
                                                   --------
                                                     60,903
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
HEALTH CARE (15.5%)
   Cardiodynamics International*      460,000      $  1,541
   Charles River Laboratories
     International*                   175,000         6,431
   Covance*                           300,000         5,475
   CryoLife*                          250,000         7,245
   DaVita*                            100,000         2,340
   Dianon Systems*                     45,000         2,902
   Eclipsys*                          220,000         3,263
   First Horizon Pharmaceutical*      145,000         3,207
   Fisher Scientific International*    40,000         1,230
   Gentiva Health Services*            90,000         2,300
   Henry Schein*                       85,000         4,214
   Integra LifeSciences Holdings*     220,000         4,200
   Medicis Pharmaceutical, Cl A*            1            --
   Mentor                             130,000         4,971
   Merit Medical Systems*             285,000         4,953
   NDCHealth                           80,000         2,582
   North American Scientific*          95,000         1,150
   Orthodontic Centers Of America*    119,900         3,115
   Pharmaceutical Product
     Development*                     210,000         5,334
   Pharmaceutical Resources*          182,000         4,515
   Possis Medical*                    250,000         3,383
   Priority Healthcare, Cl B*         200,000         5,072
   Renal Care Group*                   70,000         2,360
   SICOR*                             350,000         5,730
   Steris*                            200,000         4,230
   SurModics*                          70,000         2,377
   Taro Pharmaceuticals Industries*   130,000         3,663
   Thoratec*                          300,000         2,853
                                                   --------
                                                    100,636
                                                   --------
SERVICES (1.7%)
   Corinthian Colleges*               180,000         4,938
   FTI Consulting*                     85,000         2,600
   MPS Group*                         450,000         3,717
                                                   --------
                                                     11,255
                                                   --------
TECHNOLOGY (16.4%)
   Adaptec*                           315,000         4,086
   Advanced Power Technology*         120,000         1,680
   Aeroflex*                          431,400         5,100
   Alpha Industries*                   88,000           897
   Ansys*                              90,000         2,412
   Asyst Technologies*                240,000         4,080
   ATMI*                              125,000         3,331
   Avocent*                           205,000         4,633

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
   Axcelis Technologies*              180,000      $  2,212
   Benchmark Electronics*              82,200         2,466
   Carreker*                          153,900         1,521
   Catapult Communications*           190,000         3,562
   Dataram*                           134,800           775
   Engineered Support Systems          95,000         4,583
   Exar*                              120,000         2,588
   Filenet*                           250,000         3,847
   Genesis Microchip*                 200,000         3,284
   GlobespanVirata*                   180,000           842
   Hyperion Solutions*                200,000         4,260
   Integrated Silicon Solutions*       95,000         1,126
   Intersil, Cl A*                     95,000         2,282
   IXYS*                              300,000         2,445
   Kulicke & Soffa Industries*        230,500         3,365
   M-Systems Flash Disk Pioneers*     210,000         1,844
   Manhattan Associates*              150,000         4,155
   Mercury Computer Systems*          165,000         4,516
   Merix*                              89,000         1,540
   Microsemi*                         120,000         1,744
   Orbotech*                           85,000         2,329
   Photon Dynamics*                    77,200         3,117
   Planar Systems*                    100,000         2,290
   Power Integrations*                200,000         4,510
   Semtech*                           140,000         4,603
   Silicon Storage Technology*        134,600         1,454
   SonicWALL*                         184,000         1,124
   Technitrol                         100,000         2,585
   Zoran*                             202,500         4,911
                                                   --------
                                                    106,099
                                                   --------
TRANSPORTATION (4.4%)
   Atlantic Coast Airlines Holdings*   10,000           218
   Genesee & Wyoming, Cl A*           120,600         2,824
   Heartland Express*                 120,188         2,464
   JB Hunt Transport Services*        150,000         4,100
   Kansas City Southern*              220,000         3,645
   Landstar System*                    50,000         5,306
   Skywest                            110,000         2,563
   Werner Enterprises                 160,000         2,963
   Yellow*                            150,000         4,116
                                                   --------
                                                     28,199
                                                   --------
Total Common Stock
     (Cost $577,570)                                645,900
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
RIGHTS (0.0%)
   Elan*                              190,000      $      2
                                                   --------
Total Rights
     (Cost $0)                                            2
                                                   --------
WARRANTS (0.0%)
   Per-Se Technologies,
     Strike Price $0.05,
     Expires 07/08/03*                  3,664            --
                                                   --------
Total Warrants
     (Cost $0)                                           --
                                                   --------
Total Investments (99.7%)
   (Cost $577,570)                                  645,902
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.3%)
   Investment Advisory Fee Payable                     (648)
   Administration Fee Payable                           (39)
   Distribution Fee Payable                             (28)
   Custodian Fee Payable                                 (3)
   Other Assets and Liabilities                       2,462
                                                   --------
Total Other Assets and Liabilities, Net               1,744
                                                   --------
NET ASSETS:
Paid in Capital -- Trust Shares
  (unlimited authorization -- no par value)
   based on 34,333,843 outstanding shares
   of beneficial interest                           526,937
Paid in Capital -- Investor Shares
   (unlimited  authorization  -- no par value)
   based on 1,459,047 outstanding shares
   of beneficial interest                            19,445
Paid in Capital -- Flex Shares
   (unlimited  authorization -- no par value)
   based on 1,772,813 outstanding shares
   of beneficial interest                            29,847
Accumulated net realized gain on investments          3,085
Net unrealized appreciation on investments           68,332
                                                   --------
Total Net Assets (100.0%)                          $647,646
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $17.28
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Investor Shares                 $17.12
                                                   ========
Maximum Offering Price
   Per Shares-- Investor Shares ($17.12 / 96.25%)    $17.79
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $16.62
                                                   ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002




SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (91.6%)
BASIC MATERIALS (17.7%)
   Arch Coal                          283,600      $  6,664
   Boise Cascade                       88,200         3,138
   Carpenter Technology               172,800         5,054
   Celanese                           254,700         6,026
   Edelbrock                           12,540           160
   Fording                            323,400         6,759
   Lennox International               257,989         4,283
   Lesco                              299,200         3,429
   LSI Industries                     356,250         6,288
   Makita ADR                         870,600         5,876
   Olin                               330,600         6,506
   Peabody Energy                     231,900         6,572
   Pennzoil-Quaker State              961,000        20,748
   Sappi ADR                          547,700         7,996
   Siderca ADR                        112,800         1,488
   SKF ADR                            118,100         2,982
   Soc Quimica Minera de Chile ADR    202,600         4,733
   Texas Industries                   290,100        10,940
   Wellman                            284,000         4,686
                                                   --------
                                                    114,328
                                                   --------
CAPITAL GOODS (17.0%)
   ABM Industries                     343,500         6,200
   Allete                             294,469         8,840
   AO Smith                           105,700         3,150
   BF Goodrich                        154,900         5,175
   BHA Group Holdings                 131,200         2,362
   Briggs & Stratton                   77,600         3,183
   C&D Technologies                   220,000         4,776
   Chemed                             102,600         3,765
   Cummins                             64,000         2,356
   Empresa Bras de Aeronautica ADR    843,216        19,900
   Lubrizol                           276,800         9,691
   Minerals Technologies               44,800         2,354
   Oshkosh Truck                       82,100         4,901
   Pioneer Standard Electronics       259,900         2,950
   Quixote                            312,000         5,460
   Roper Industries                    78,200         3,050
   RPM                                  6,600           104
   Standard Register                   77,900         2,571
   Tecumseh Products, Cl A             63,300         2,943
   United States Steel                403,600         8,290
   Valspar                            121,000         5,675
   York International                  65,800         2,333
                                                   --------
                                                    110,029
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (12.9%)
   Bassett Furniture Industries       225,800      $  4,146
   Blyth                              227,100         6,332
   Dial                               177,500         3,585
   Fairmont Hotels & Resorts          422,200        11,822
   Harman International Industries    184,814        10,220
   Industrie Natuzzi ADR              175,200         2,584
   Intrawest                          289,500         5,199
   John H. Harland                    232,000         7,570
   John Wiley & Sons, Cl A            107,300         2,764
   Liz Claiborne                       51,200         1,568
   Media General, Cl A                 38,000         2,474
   Movado Group                       149,000         3,204
   Phillips-Van Heusen                350,500         5,503
   Robbins & Myers                    153,000         3,689
   Stewart & Stevenson Services       261,400         4,394
   Sturm Ruger                        134,100         1,859
   Thomas Industries                  110,200         3,179
   Wallace Computer Services           92,500         1,983
   Wolverine World Wide                85,700         1,514
                                                   --------
                                                     83,589
                                                   --------
CONSUMER STAPLES (7.1%)
   Church & Dwight                    552,300        19,204
   Ingles Markets, Cl A               225,800         2,687
   Interstate Bakeries                170,900         4,630
   JM Smucker*                        370,695        12,344
   Sensient Technologies              292,635         6,985
   Weis Markets                         2,000            74
                                                   --------
                                                     45,924
                                                   --------
ENERGY (4.2%)
   Century Aluminum                    33,900           551
   Cia Siderurgica ADR                160,000         3,018
   ENSCO International                123,300         4,038
   Keithley Instruments               227,800         4,171
   Noble Energy                       110,800         4,228
   Penn Virginia                       86,900         3,084
   Southern Peru Copper               302,200         4,216
   UGI                                123,500         3,828
                                                   --------
                                                     27,134
                                                   --------
FINANCE (12.1%)
   American Financial Group           173,000         4,626
   Banner                             152,700         3,330
   City National                       94,400         5,122
   Colonial BancGroup                 401,000         6,175
   Community First Bankshares         129,965         3,536

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FINANCE--CONTINUED
   FNB                                154,413      $  4,787
   Glacier Bancorp                    226,134         5,156
   Horizon Financial                  239,365         3,411
   Klamath First Bancorp              216,100         3,522
   Pacific Northwest Bancorp          111,600         3,211
   PXRE Group                         204,500         4,939
   Riggs National                     196,200         2,945
   Scottish Annuity & Life Holdings   241,500         4,830
   Seacoast Banking                    90,100         4,628
   Student Loan                        45,400         4,199
   Washington Federal                 164,906         4,520
   West Coast Bancorp                 267,153         4,007
   Wilmington Trust                    80,700         5,037
                                                   --------
                                                     77,981
                                                   --------
HEALTH CARE (6.1%)
   Alpharma, Cl A                     620,329        12,810
   Cambrex                            304,300        13,286
   Instrumentarium  ADR*                4,400           111
   Invacare                           203,600         7,688
   Mentor                             141,400         5,407
                                                   --------
                                                     39,302
                                                   --------
SERVICES (3.9%)
   Hollinger International            398,000         4,676
   Pittston Brink's Group             765,900        20,687
                                                   --------
                                                     25,363
                                                   --------
TECHNOLOGY (6.9%)
   Autodesk                         1,401,300        18,918
   Harris                             658,528        24,833
   Helix Technology                    35,900           849
                                                   --------
                                                     44,600
                                                   --------
TRANSPORTATION (3.7%)
   CHC Helicopter, Cl A*              396,200         7,845
   CP Railway*                        161,400         3,635
   CP Ships*                          893,000        10,001
   UsFreightways                       77,500         2,702
                                                   --------
                                                     24,183
                                                   --------
Total Common Stock
     (Cost $470,670)                                592,433
                                                   --------

--------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT (0.0%)
   SEI Daily Income Trust
     Prime Obligation Fund, Cl A       37,201      $     37
                                                   --------
Total Cash Equivalent
     (Cost $37)                                          37
                                                   --------
REPURCHASE AGREEMENT (8.2%)
   Morgan Stanley Dean Witter
     1.780%, dated 05/31/02, matures
     06/03/02, repurchase price
     $53,022,233 (collateralized by
     FNMA obligations: total
     market value $54,075,338) (C)    $53,014        53,014
                                                   --------
Total Repurchase Agreement
     (Cost $53,014)                                  53,014
                                                   --------
Total Investments (99.8%)
   (Cost $523,721)                                  645,484
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.2%)
   Investment Advisory Fee Payable                     (632)
   Administration Fee Payable                           (38)
   Distribution Fee Payable                             (20)
   Custodian Fee Payable                                 (3)
   Other Assets and Liabilities                       2,116
                                                   --------
Total Other Assets and Liabilities, Net               1,423
                                                   --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 42,240,400 outstanding shares
   of beneficial interest                           532,265
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 2,267,223 outstanding shares
   of beneficial interest                            37,616
Undistributed net investment income                   1,041
Accumulated net realized loss on investments        (45,778)
Net unrealized appreciation on investments          121,763
                                                   --------
Total Net Assets (100.0%)                          $646,907
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $14.54
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $14.43
                                                   ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002




TAX SENSITIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (98.6%)
BASIC MATERIALS (3.3%)
   Alcoa                              127,910      $  4,474
   E.I. du Pont de Nemours            100,000         4,600
   Rohm & Haas                        125,000         4,710
                                                   --------
                                                     13,784
                                                   --------
CAPITAL GOODS (9.8%)
   3M                                  47,566         5,966
   Applied Materials*                 171,406         3,802
   Boeing                              50,000         2,132
   General Electric                   322,344        10,038
   Illinois Tool Works                 90,000         6,393
   Lockheed Martin                    120,000         7,446
   Tyco International                  50,000         1,097
   United Technologies                 53,080         3,656
                                                   --------
                                                     40,530
                                                   --------
COMMUNICATION SERVICES (4.3%)
   AT&T                               100,000         1,197
   BellSouth                           87,443         2,910
   Comcast, Cl A*                      40,000         1,126
   Qualcomm*                           40,000         1,266
   SBC Communications                 167,743         5,752
   Verizon Communications             125,000         5,375
                                                   --------
                                                     17,626
                                                   --------
CONSUMER CYCLICALS (16.3%)
   AOL Time Warner*                   105,167         1,967
   Bed Bath & Beyond*                 150,000         5,145
   Best Buy*                           87,500         4,042
   Christopher & Banks*                75,000         2,984
   Coach*                              80,000         4,181
   Colgate-Palmolive                   25,000         1,355
   Ford Motor                          89,688         1,583
   Harley-Davidson                    100,000         5,258
   Home Depot                          67,813         2,827
   Kohl's*                             60,000         4,500
   Liz Claiborne                      100,000         3,063
   Ltd Brands                         200,000         4,198
   Office Depot*                      200,000         3,656
   Target                              45,000         1,865
   Viacom, Cl B*                      100,000         4,896
   Wal-Mart Stores                    171,881         9,299
   Walgreen                           126,339         4,834
   Walt Disney                         75,000         1,718
                                                   --------
                                                     67,371
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (7.7%)
   Anheuser-Busch                      85,000      $  4,387
   Clorox                              85,000         3,893
   McDonald's                          54,670         1,637
   PepsiCo                            135,000         7,017
   Philip Morris                      119,774         6,857
   Procter & Gamble                    90,000         8,060
                                                   --------
                                                     31,851
                                                   --------
ENERGY (6.4%)
   Apache                              82,500         4,593
   ChevronTexaco                       60,632         5,290
   Exxon Mobil                        253,618        10,127
   Royal Dutch Petroleum, NY Shares    69,975         3,849
   Schlumberger                        50,000         2,582
                                                   --------
                                                     26,441
                                                   --------
FINANCE (18.7%)
   Allstate                            25,000           962
   American Express                    96,180         4,089
   American International Group       123,277         8,256
   Bank of America                    112,371         8,519
   Bank of New York                   125,000         4,537
   Bank One                            50,000         2,032
   Citigroup                          230,946         9,972
   Fannie Mae                          72,521         5,802
   Fifth Third Bancorp                 80,000         5,214
   FleetBoston Financial               40,000         1,410
   Freddie Mac                         85,000         5,572
   Household International             75,000         3,836
   JP Morgan Chase                     75,551         2,716
   SLM                                 65,000         6,271
   US Bancorp                         100,000         2,365
   Wells Fargo                        108,269         5,673
                                                   --------
                                                     77,226
                                                   --------
HEALTH CARE (16.6%)
   Abbott Laboratories                 42,294         2,009
   Amgen*                              50,000         2,381
   Bristol-Myers Squibb                67,495         2,100
   Eli Lilly                           50,000         3,235
   Guidant*                           125,000         5,000
   Johnson & Johnson                  141,732         8,695
   King Pharmaceuticals*              125,000         3,381
   Medtronic                          121,963         5,629
   Merck                              104,572         5,971
   Pfizer                             277,793         9,612
   Pharmacia                           50,000         2,159

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
HEALTH CARE--CONTINUED
   Schering-Plough                     81,383      $  2,153
   Tenet Healthcare*                   50,000         3,725
   UnitedHealth Group                  40,000         3,632
   Wellpoint Health Networks*          70,000         5,191
   Wyeth                               62,640         3,477
                                                   --------
                                                     68,350
                                                   --------
TECHNOLOGY (15.5%)
   Adobe Systems                       90,000         3,249
   Automatic Data Processing           50,000         2,596
   BMC Software*                      150,000         2,536
   Catapult Communications*            25,000           469
   Cisco Systems*                     279,479         4,410
   Dell Computer*                     110,000         2,954
   Electronic Data Systems            115,000         6,074
   EMC-Mass*                          124,720           904
   Intel                              344,886         9,526
   International Business Machines     64,885         5,220
   Linear Technology                   96,291         3,587
   Microsoft*                         209,428        10,662
   Network Appliance*                 150,000         1,952
   Oracle*                            181,308         1,436
   Sun Microsystems*                  140,850           970
   Texas Instruments                  134,618         3,859
   Xilinx*                            100,000         3,526
                                                   --------
                                                     63,930
                                                   --------
Total Common Stock
     (Cost $370,544)                                407,109
                                                   --------
REPURCHASE AGREEMENT (1.1%)
   Morgan Stanley Dean Witter
     1.780%, dated 05/31/02, matures
     06/03/02, repurchase price
     $4,377,633 (collateralized by
     FNMA obligation: total
     market value $4,464,762) (C)     $ 4,377         4,377
                                                   --------
Total Repurchase Agreement
     (Cost $4,377)                                    4,377
                                                   --------
Total Investments (99.7%)
   (Cost $374,921)                                  411,486
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.3%)
   Investment Advisory Fee Payable                     (415)
   Administration Fee Payable                           (25)
   Distribution Fee Payable                            (147)
   Custodian Fee Payable                                 (2)
   Other Assets and Liabilities                       1,783
                                                   --------
Total Other Assets and Liabilities, Net               1,194
                                                   --------

--------------------------------------------------------------------------------
                                                 VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 10,526,192 outstanding shares
   of beneficial interest                          $331,873
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 7,482,227 outstanding shares
   of beneficial interest                           251,220
Accumulated net investment loss                      (1,369)
Accumulated net realized loss on investments       (205,609)
Net unrealized appreciation on investments           36,565
                                                   --------
Total Net Assets (100.0%)                          $412,680
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $23.25
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $22.45
                                                   ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002




VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (89.7%)
BASIC MATERIALS (5.8%)
   Alcoa                              229,400      $  8,025
   Eastman Chemical                   272,564        12,606
   International Paper                296,100        12,762
   Praxair                             78,400         4,390
   Rohm & Haas                        260,400         9,812
                                                   --------
                                                     47,595
                                                   --------
CAPITAL GOODS (9.9%)
   3M                                  38,400         4,817
   Dover                              419,300        14,923
   Honeywell International            236,300         9,263
   Ingersoll-Rand, Cl A               167,100         8,413
   Masco                              456,400        12,168
   Pall                               207,200         4,716
   Parker Hannifin                     90,800         4,449
   Rockwell Collins                   250,800         6,521
   Textron                            173,901         8,159
   Tyco International                 169,200         3,714
   Volvo ADR                          205,300         3,835
                                                   --------
                                                     80,978
                                                   --------
COMMUNICATION SERVICES (7.9%)
   Alltel                             164,900         8,491
   BellSouth                          273,300         9,095
   CenturyTel                         290,500         9,006
   SBC Communications                 550,900        18,890
   Verizon Communications             459,610        19,763
                                                   --------
                                                     65,245
                                                   --------
CONSUMER CYCLICALS (9.8%)
   Ford Motor                         541,000         9,549
   Gannett                            209,400        15,872
   Genuine Parts                      214,300         7,833
   Interpublic Group                  411,600        13,583
   Ltd Brands                         410,700         8,620
   McGraw-Hill                        119,700         7,557
   Newell Rubbermaid                  258,000         8,811
   Walt Disney                        374,900         8,589
                                                   --------
                                                     80,414
                                                   --------
CONSUMER STAPLES (7.6%)
   Clorox                             135,100         6,187
   Estee Lauder, Cl A                 173,400         6,372
   HJ Heinz                           296,700        12,055
   Kimberly-Clark                     253,000        16,425
   McDonald's                         289,600         8,671
   PepsiCo                            237,700        12,356
                                                   --------
                                                     62,066
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ENERGY (10.9%)
   Anadarko Petroleum                 168,300      $  8,541
   BP ADR                             384,100        19,616
   Conoco                             421,084        11,319
   Diamond Offshore Drilling          342,000        11,535
   Exxon Mobil                        374,900        14,970
   Phillips Petroleum                 259,900        14,957
   Valero Energy                      208,400         8,232
                                                   --------
                                                     89,170
                                                   --------
FINANCE (20.3%)
   Aflac                              157,000         5,049
   Allstate                           310,700        11,956
   AMBAC Financial Group               99,900         6,729
   American Express                   215,300         9,152
   American International Group       206,904        13,856
   AmSouth Bancorp                    363,868         8,078
   Bank of America                    108,500         8,225
   Chubb                              216,000        16,235
   Citigroup                          472,400        20,398
   FleetBoston Financial              225,747         7,955
   Jefferson-Pilot                    165,000         7,856
   JP Morgan Chase                    341,225        12,267
   Keycorp                            234,400         6,399
   Lincoln National                   190,400         8,534
   Merrill Lynch                      113,200         4,608
   Morgan Stanley Dean Witter         168,400         7,656
   PNC Financial Services Group       101,700         5,721
   Torchmark                          157,000         6,337
                                                   --------
                                                    167,011
                                                   --------
HEALTH CARE (5.7%)
   Becton Dickinson                   388,500        14,607
   Bristol-Myers Squibb               408,000        12,697
   Pharmacia                          302,794        13,078
   Schering-Plough                    242,500         6,414
                                                   --------
                                                     46,796
                                                   --------
TECHNOLOGY (6.2%)
   Avnet                              177,200         4,099
   Electronic Data Systems            157,400         8,314
   Hewlett-Packard                    668,800        12,767
   Koninklijke Philips Electronics    513,400        15,710
   Motorola                           642,000        10,265
                                                   --------
                                                     51,155
                                                   --------
TRANSPORTATION (2.0%)
   Delta Air Lines                    315,300         8,277
   Norfolk Southern                   393,100         8,322
                                                   --------
                                                     16,599
                                                   --------
70

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
UTILITIES (3.6%)
   Allegheny Energy                   173,300      $  6,227
   FPL Group                          132,900         8,371
   PPL                                207,600         7,347
   Progress Energy                    148,400         7,694
                                                   --------
                                                     29,639
                                                   --------
Total Common Stock
     (Cost $679,995)                                736,668
                                                   --------
REPURCHASE AGREEMENTS (10.1%)
   Greenwich Capital
     1.770%, dated 05/31/02, matures
     06/03/02, repurchase price
     $59,407,746 (collateralized by
     U.S. Treasury Note: total
     market value $60,589,371) (C)    $59,399        59,399
   UBS Warburg
     1.770%, dated 05/31/02, matures
     06/03/02, repurchase price
     $23,217,947 (collateralized by
     U.S. Treasury Bill: total
     market value $23,683,036) (C)     23,214        23,214
                                                   --------
Total Repurchase Agreements
     (Cost $82,613)                                  82,613
                                                   --------
Total Investments (99.8%)
   (Cost $762,608)                                  819,281
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.2%)
   Investment Advisory Fee Payable                     (552)
   Administration Fee Payable                           (47)
   Distribution Fee Payable                             (70)
   Custodian Fee Payable                                 (3)
   Other Assets and Liabilities                       2,494
                                                   --------
Total Other Assets and Liabilities, Net               1,822
                                                   --------


--------------------------------------------------------------------------------
                                                   VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 62,098,943 outstanding shares
   of beneficial interest                          $761,737
Paid in Capital -- Investor Shares
  (unlimited  authorization  -- no par value)
   based on 6,873,666 outstanding shares
   of beneficial interest                            88,423
Paid in Capital -- Flex Shares
   (unlimited  authorization -- no par value)
   based on 5,449,119 outstanding shares
   of beneficial interest                            99,123
Undistributed net investment income                   1,409
Accumulated net realized loss on investments       (186,262)
Net unrealized appreciation on investments           56,673
                                                   --------
Total Net Assets (100.0%)                          $821,103
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $11.05
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                $11.01
                                                   ========
Maximum Offering Price
   Per Share -- Investor Shares ($11.01 / 96.25%)    $11.44
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $10.90
                                                   ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002




VANTAGE FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (77.2%)
BASIC MATERIALS (15.3%)
   AK Steel Holding*                   17,000         $ 237
   Alcoa                                4,000           140
   International Flavors & Fragrances   5,000           170
   International Paper                  6,000           259
   Nucor                                4,200           280
   Praxair                              2,000           112
   Weyerhaeuser                         4,300           282
                                                    -------
                                                      1,480
                                                    -------
CAPITAL GOODS (7.3%)
   Boeing                               6,745           288
   General Electric                     3,466           108
   Masco                                9,500           253
   NVR*                                   186            62
                                                    -------
                                                        711
                                                    -------
COMMUNICATION SERVICES (2.6%)
   Turkcell Iletisim Hizmet ADR*       12,000           172
   Verizon Communications               1,803            77
                                                    -------
                                                        249
                                                    -------
CONSUMER CYCLICALS (17.8%)
   Autozone*                            4,000           328
   Centex                               3,500           188
   Gillette                             7,000           249
   Lennar                               3,000           164
   Linens `N Things*                    7,500           230
   Pier 1 Imports                      14,900           301
   WCI Communities*                     9,000           261
                                                    -------
                                                      1,721
                                                    -------
CONSUMER STAPLES (13.8%)
   Hershey Foods                        2,240           149
   McDonald's                          11,200           335
   Philip Morris                        7,503           430
   Procter & Gamble                       857            77
   Tupperware                           7,920           175
   Wm. Wrigley Jr.                      2,915           167
                                                    -------
                                                      1,333
                                                    -------
ENERGY (1.9%)
   Exxon Mobil                          4,564           182
                                                    -------
FINANCE (7.0%)
   Aflac                                2,000            64
   AMBAC Financial Group                2,000           135
   Franklin Resources                     575            25
   PMI Group                            2,335           200
   SLM+                                 2,625           253
                                                    -------
                                                        677
                                                    -------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
HEALTH CARE (9.7%)
   Eon Labs*                            5,000          $ 80
   Johnson & Johnson                    2,075           128
   Laboratory Corporation of
     America Holdings*                  4,565           224
   Pfizer                               4,161           144
   Quest Diagnostics*+                  4,190           366
                                                    -------
                                                        942
                                                    -------
TECHNOLOGY (1.8%)
   Motorola                            11,000           176
                                                    -------
Total Common Stock
     (Cost $7,471)                                    7,471
                                                    -------
REGISTERED INVESTMENT COMPANY (2.7%)
   Korea Fund                          15,000           259
                                                    -------
Total Registered Investment Company
     (Cost $286)                                        259
                                                    -------
Total Investments (79.9%)
   (Cost $7,757)                                      7,730
                                                    -------
SECURITIES SOLD SHORT (-34.7%)
COMMUNICATION SERVICES (-1.8%)
   AT&T                                (5,554)          (66)
   Nokia Oyj ADR                       (7,533)         (105)
                                                    -------
                                                       (171)
                                                    -------
CONSUMER CYCLICALS (-21.9%)
   Abercrombie & Fitch, Cl A*          (6,667)         (193)
   American Eagle Outfitters*          (8,000)         (178)
   American Greetings, Cl A            (4,000)          (83)
   AnnTaylor Stores*                   (3,667)         (104)
   Chico's FAS*                        (4,757)         (182)
   Coach*                              (1,667)          (87)
   Hasbro                              (7,627)         (117)
   Jones Apparel Group*                (2,667)         (106)
   Liz Claiborne                       (2,667)          (82)
   Ltd Brands                          (6,667)         (140)
   Mattel                              (4,793)         (102)
   Pacific Sunwear of California*      (3,333)          (65)
   PF Chang's China Bistro*            (2,333)          (76)
   Ross Stores                         (2,000)          (84)
   Talbots                             (3,333)         (124)
   Target                              (3,333)         (138)
   Tiffany                             (3,333)         (125)
   Toys "R" Us*                        (7,487)         (137)
                                                    -------
                                                     (2,123)
                                                    -------
CONSUMER STAPLES (-0.8%)
   Clorox                              (1,667)          (76)
                                                    -------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ENERGY (-3.8%)
   GlobalSantaFe                       (3,333)      $  (113)
   Nabors Industries*                  (2,667)         (117)
   Royal Dutch Petroleum, NY Shares    (2,460)         (135)
                                                    -------
                                                       (365)
                                                    -------
FINANCE (-2.0%)
   State Street                        (4,130)         (192)
                                                    -------
REAL ESTATE INVESTMENT TRUSTS (-2.5%)
   Crescent Real Estate                (7,687)         (150)
   Post Properties                     (3,137)          (97)
                                                    -------
                                                       (247)
                                                    -------
SERVICE (-1.9%)
   TMP Worldwide*                      (3,600)          (97)
   W.W. Grainger                       (1,667)          (88)
                                                    -------
                                                       (185)
                                                    -------
Total Securities Sold Short
     (Proceeds $-3,318)                             $(3,359)
                                                    =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 74.

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002

                          KEY TO ABBREVIATIONS USED IN
                        THE STATEMENTS OF NET ASSETS AND
                            SCHEDULES OF INVESTMENTS

ADR     American Depository Receipt
Cl      Class
CV      Convertible Security
FHLB    Federal Home Loan Bank
FNMA    Federal National Mortgage Association
GNMA    Government National Mortgage Association
MTN     Medium Term Note
RNC     Risparmio Non-Convertible
Ser     Series
*       Non-income producing security
+       All or a portion of this security is held as collateral for short sales.
++      Security in default on interest payments.
(A)     Zero Coupon Bond
(B)     Private Placement Security
(C)     Tri-Party Repurchase Agreement
(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see Notes to the Financial Statements.
(2)     Affiliated investments

Amounts designated as "--" are either $0 or have been rounded to $0.

STATEMENTS OF ASSETS AND LIABILITIES (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS MAY 31, 2002

                                                                ----------------    -------------       -------------      ---------
                                                                  INFORMATION       INTERNATIONAL       INTERNATIONAL
                                                                AND TECHNOLOGY         EQUITY           EQUITY INDEX        VANTAGE
                                                                     FUND               FUND                FUND             FUND
                                                                ----------------    -------------       -------------      ---------
Assets:
   Investments at Market Value (Cost $42,616, $247,595,
       $309,035, $7,757, respectively) ........................    $ 41,368           $248,846            $291,318          $ 7,730
   Cash                                                                 488             17,999+              1,929+           1,540
   Foreign Currency (Cost $2,860, $2,621, respectively) .......          --              2,862               2,690               --
   Receivable for Investment Securities Sold                          8,483              2,781              30,756            8,311
   Deposits with Brokers for Securities Sold Short -- Note 2 .           --                 --                  --            3,575
   Receivable for Portfolio Shares Purchased .................            7              1,876                 140               --
   Currency Contracts Receivable .............................           --              1,985               1,234               --
   Reclaim Receivable ........................................           --                440                 430               --
   Other Assets ..............................................           --                132                 104               --
   Accrued Income ............................................            3                544                 603                7
                                                                   --------           --------            --------          -------
   Total Assets ..............................................       50,349            277,465             329,204           21,163
                                                                   --------           --------            --------          -------
Liabilities:
   Securities Sold Short at Value (proceeds $-3,318) -- Note 2           --                 --                  --            3,359
   Payable for Investment Securities Purchased ..............         7,151             10,124              32,248            8,110
   Accrued Expenses .........................................            71                325                 316               18
   Payable for Portfolio Shares Redeemed ....................           208                166                 662               --
   Other Liabilities ........................................            --              2,020               1,307               --
                                                                   --------           --------            --------          -------
   Total Liabilities ........................................         7,430             12,635              34,533           11,487
                                                                   --------           --------            --------          -------
   Total Net Assets .........................................      $ 42,919           $264,830            $294,671          $ 9,676
                                                                   ========           ========            ========          =======
Net Assets:
   Paid in Capital -- Trust  Shares (unlimited authorization --
     no par value) based on 3,978,777, 27,176,963,  29,496,522
     and 913,405, outstanding shares of beneficial
     interest, respectively ..................................    $  89,495           $299,158            $364,504           $9,251
   Paid in Capital -- Investor Shares (unlimited authorization --
     no par value) based on 572,507, and 334,343
     outstanding shares of beneficial interest, respectively .           --              5,970               1,793               --
   Paid in Capital -- Flex Shares (unlimited authorization --
     no par value) based on 1,380,711, 750,388, 369,820, and
     89,224 outstanding shares of beneficial interest, respectively  29,276             11,525               5,316              914
   Accumulated net investment income (loss) ..................           --                699                (213)              --
   Accumulated net realized loss on investments ..............      (74,604)           (53,778)            (59,077)            (421)
   Net unrealized appreciation (depreciation) on investments .       (1,248)             1,251             (17,717)             (68)
   Net unrealized appreciation on foreign currency
     and translation of other assets and liabilities in
     foreign currency investments ............................           --                  5                  65               --
                                                                   --------           --------            --------          -------
   Total Net Assets                                                $ 42,919           $264,830            $294,671          $ 9,676
                                                                   ========           ========            ========          =======
Net Asset Value, Offering and Redemption Price
   Per Share -- Trust Shares .................................        $8.06              $9.31               $9.76            $9.65
                                                                      =====              =====              ======            =====
Net Asset Value and Redemption Price
       Per Share -- Investor Shares ..........................           --              $9.21               $9.64               --
                                                                      =====              =====              ======            =====
Maximum Offering Price Per Share -- Investor Shares
   ($9.21/96.25%, $9.64/96.25%, respectively) ................           --              $9.57              $10.02               --
                                                                      =====              =====              ======            =====
Net Asset Value, Offering and Redemption Price
      Per Share -- Flex Shares (1) ...........................        $7.86              $8.75               $9.48            $9.64
                                                                      =====              =====              ======            =====

(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.
Amounts designated as "--" are either $0 or have been rounded to $0.
+ The cash balances for the International Equity Fund and the International Equity Index Fund are swept daily by Bank of New York into an overnight account.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEAR ENDED MAY 31, 2002

                                                                                                                     CAPITAL
                                                                                              BALANCED            APPRECIATION
                                                                                                FUND                  FUND
                                                                                           --------------         -------------
Income:
   Dividend Income* ....................................................................      $    992             $   9,230
   Interest Income .....................................................................         7,437                   705
   Less: Foreign Taxes Withheld ........................................................            (8)                  (69)
                                                                                              --------             ---------
   Total Income ........................................................................         8,421                 9,866
                                                                                              --------             ---------
Expenses:
   Investment Advisory Fees ............................................................         2,857                16,572
   Administrator Fees ..................................................................           207                   993
   Transfer Agent Fees-- Trust Shares ..................................................            19                    18
   Transfer Agent Fees-- Investor Shares ...............................................            19                   122
   Transfer Agent Fees-- Flex Shares ...................................................            84                   157
   Transfer Agent Out of Pocket Expenses and Shareholder Servicing Fees ................            17                    80
   Printing Fees .......................................................................            13                    55
   Custody Fees ........................................................................             7                    32
   Professional Fees ...................................................................            12                    55
   Trustee Fees ........................................................................             3                    13
   Registration Fees ...................................................................            13                    58
   Distribution Fees-- Investor Shares .................................................            23                 1,220
   Distribution Fees-- Flex Shares .....................................................           707                 1,067
   Other Fees ..........................................................................             8                    33
                                                                                              --------             ---------
   Total Expenses ......................................................................         3,989                20,475
                                                                                              --------             ---------
   Less:Investment Advisory Fees Waived ................................................           (85)                 (288)
   Less: Distribution Fees Waived-- Investor Shares ....................................           (16)                 (159)
   Less: Distribution Fees Waived-- Flex Shares ........................................           (30)                  (20)
                                                                                              --------             ---------
   Net Expenses ........................................................................         3,858                20,008
                                                                                              --------             ---------
   Net Investment Income (Loss) ........................................................         4,563               (10,142)
                                                                                              --------             ---------
Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain Received from Investments in Affiliated Investment Companies ...........            --                    --
   Net Realized Gain (Loss) on Securities Sold* ........................................         2,199                  (143)
   Net Realized Gain (Loss) on Foreign Currency Transactions ...........................            --                    --
   Net Change in Unrealized Appreciation on Foreign Currency and
       Translation of Other Assets and Liabilities in Foreign Currency .................            --                    --
   Net Change in Unrealized Appreciation (Depreciation) on Investments* ................       (17,949)             (165,813)
                                                                                              --------             ---------
   Total Net Realized and Unrealized Loss on Investments ...............................       (15,750)             (165,956)
                                                                                              --------             ---------
   Net Decrease in Net Assets from Operations ..........................................      $(11,187)            $(176,098)
                                                                                              ========             =========

* Dividend Income, net realized gain (loss) on securities sold and net change in unrealized appreciation (depreciation) on investments for the Life Vision
  Funds are primarily attributable to the underlying investments in affiliated investment companies.
Amounts designated as "--" are either $0 or have been rounded to $0.


---------------------------------------------------------------------------------------------------------------------------




              GROWTH AND            INFORMATION AND     INTERNATIONAL       INTERNATIONAL         LIFE VISION
                INCOME                TECHNOLOGY           EQUITY              EQUITY           AGGRESSIVE GROWTH
                 FUND                    FUND               FUND             INDEX FUND               FUND
              ----------            ---------------     -------------       --------------      ------------------
              $ 14,784                 $    105           $  4,202            $  4,778               $   115
                   235                       82                 39                  14                    --
                    (9)                      --               (528)               (774)                   --
              --------                 --------           --------            --------               -------
                15,010                      187              3,713               4,018                   115
              --------                 --------           --------            --------               -------
                 8,312                      772              2,389               2,178                    68
                   636                       48                132                 167                    19
                    18                       17                 16                  16                    18
                    46                       --                  3                   2                    --
                   138                       43                  4                   2                    --
                    52                        4                 74                  62                     2
                    35                        1                  7                  --                     1
                    21                        2                228                 306                     1
                    35                        2                  8                   4                     1
                     8                        1                  1                   3                    --
                    29                        3                  9                  12                     1
                    95                       --                 61                  41                    --
                   837                      154                 10                  --                    --
                    14                       --                  8                  --                     2
              --------                 --------           --------            --------               -------
                10,276                    1,047              2,950               2,793                   113
              --------                 --------           --------            --------               -------
                    --                       --                --                 (208)                  (45)
                   (69)                      --                (19)                (14)                   --
                  (189)                     (50)                (3)                 --                    --
              --------                 --------           --------            --------               -------
                10,018                      997              2,928               2,571                    68
              --------                 --------           --------            --------               -------
                 4,992                     (810)               785               1,447                    47
              --------                 --------           --------            --------               -------
                    --                       --                 --                  --                    80
                (2,065)                 (34,411)           (31,939)            (36,218)               (1,052)
                    --                       --                 48                (321)                   --
                    --                       --                151                  61                    --
               (81,292)                  (3,329)            12,345               8,423                  (863)
              --------                 --------           --------            --------               -------
               (83,357)                 (37,740)           (19,395)            (28,055)               (1,835)
              --------                 --------           --------            --------               -------
              $(78,365)                $(38,550)          $(18,610)           $(26,608)              $(1,788)
              --------                 --------           --------            --------               -------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEAR ENDED MAY 31, 2002

                                                                         LIFE VISION         LIFE VISION           MID-CAP
                                                                      GROWTH AND INCOME        MODERATE            EQUITY
                                                                            FUND              GROWTH FUND           FUND
                                                                      -----------------      -------------       ----------
Income:
   Dividend Income* ...............................................      $   767              $ 1,693             $    993
   Interest Income ................................................           --                   --                1,050
   Less: Foreign Tax Withheld .....................................           --                   --                   (4)
                                                                         -------              -------             --------
   Total Income ...................................................          767                1,693                2,039
                                                                         -------              -------             --------
Expenses:
   Investment Advisory Fees .......................................          128                  205                2,245
   Administrator Fees .............................................           35                   57                  134
   Transfer Agent Fees-- Trust Shares .............................           18                   18                   17
   Transfer Agent Fees-- Investor Shares ..........................           --                   --                   25
   Transfer Agent Fees-- Flex Shares ..............................           --                   --                   35
   Transfer Agent Out of Pocket Expenses ..........................            3                    5                   11
   Printing Fees ..................................................            3                    3                   --
   Custody Fees ...................................................            1                    2                    4
   Professional Fees ..............................................            2                    3                    7
   Trustee Fees ...................................................            1                    1                    2
   Registration Fees ..............................................            4                    3                    9
   Distribution Fees-- Investor Shares ............................           --                   --                   47
   Distribution Fees-- Flex Shares ................................           --                   --                  132
   Dividends on Securities Sold Short .............................           --                   --                   --
   Other Fees                                                                  2                    2                   --
                                                                         -------              -------             --------
   Total Expenses .................................................          197                  299                2,668
                                                                         -------              -------             --------
   Less: Investment Advisory Fees Waived ..........................          (69)                 (94)                 (49)
   Less: Distribution Fees Waived-- Investor Shares ...............           --                   --                  (20)
   Less: Distribution Fees Waived-- Flex Shares ...................           --                   --                  (26)
                                                                         -------              -------             --------
Net Expenses ......................................................          128                  205                2,573
                                                                         -------              -------             --------
   Net Investment Income (Loss) ...................................          639                1,488                 (534)
                                                                         -------              -------             --------
Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain Received From Investments in Affiliated Investment
       Companies ..................................................           73                  150                   --
   Net Realized Gain (Loss) on Securities Sold* ...................       (2,267)              (4,949)             (32,539)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments* ..............................................          290                2,662               10,660
                                                                         -------              -------             --------
    Total Net Realized and Unrealized Gain (Loss) on Investments ..       (1,904)              (2,137)             (21,879)
                                                                         -------              -------             --------
   Net Increase (Decrease) in Net Assets from Operations ..........      $(1,265)             $  (649)            $(22,413)
                                                                         =======              =======             ========

 * Dividend Income, net realized gain (loss) on securities sold and net change in unrealized appreciation (depreciation) on investments for the Life Vision
    Funds are primarily attributable to the underlying investments in affiliated investment companies.
(1) The Mid-Cap Value Equity Fund and the Vantage Fund  commenced  operations on
    November 30, 2001.
Amounts designated as "--" are either $0 or have been rounded to $0.

---------------------------------------------------------------------------------------------------------------------------




            MID CAP              SMALL CAP         SMALL CAP        TAX SENSITIVE         VALUE
         VALUE EQUITY          GROWTH STOCK      VALUE EQUITY        GROWTH STOCK      INCOME STOCK          VANTAGE
           FUND (1)                FUND              FUND                FUND              FUND              FUND (1)
         ------------          ------------      ------------       -------------      ------------          --------
            $  725              $  1,262           $ 8,479            $  5,933           $ 14,768              $  15
               138                   166             1,168                 168              1,474                 28
                (4)                  (11)             (115)                 (7)              (105)                --
            ------              --------           -------            --------           --------              -----
               859                 1,417             9,532               6,094             16,137                 43
            ------              --------           -------            --------           --------              -----

               682                 6,800             5,714               6,100              6,380                 55
                37                   407               342                 366                549                  2
                 4                    23                18                  17                 19                  4
                --                    36                --                  --                 68                 --
                 5                    43                47                 240                 98                  1
                 3                    34                29                  30                 45                 --
                 5                    25                25                  15                 31                  1
                 1                    14                11                  12                 18                 --
                 5                    24                22                  17                 30                  1
                 1                     5                 5                   5                  7                 --
                12                    24                28                  20                 24                  1
                --                   128                --                  --                256                 --
                13                   256               172               1,945                602                  1
                --                    --                --                  --                 --                  9
                 2                    12                 9                   3                 30                 --
            ------              --------           -------            --------           --------              -----
               770                 7,831             6,422               8,770              8,157                 75
            ------              --------           -------            --------           --------              -----
               (55)                   --                --                  --                 --                 (3)
                --                   (70)               --                  --                (23)                --
                (9)                  (25)              (36)               (101)               (21)                (1)
            ------              --------           -------            --------           --------              -----
               706                 7,736             6,386               8,669              8,113                 71
            ------              --------           -------            --------           --------              -----
               153                (6,319)            3,146              (2,575)             8,024                (28)
            ------              --------           -------            --------           --------              -----


                --                    --                --                  --                 --                 --
             2,242                12,904             7,370             (34,842)            18,010               (421)
             3,288               (43,483)           82,755             (45,038)           (60,823)               (68)
            ------              --------           -------            --------           --------              -----
             5,530               (30,579)           90,125             (79,880)           (42,813)              (489)
            ------              --------           -------            --------           --------              -----
            $5,683              $(36,898)          $93,271            $(82,455)          $(34,789)             $(517)
            ======              ========           =======            ========           ========              =====

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEARS ENDED MAY 31,



                                                                                                                  CAPITAL
                                                                           BALANCED FUND                      APPRECIATION FUND
                                                                     --------------------------           -------------------------
                                                                     06/01/01-         06/01/00-          06/01/01-        06/01/00-
                                                                     05/31/02          05/31/01           05/31/02         05/31/01
                                                                     ---------         --------           --------         --------
Operations:
  Net Investment Income (Loss) ...................................  $  4,563           $ 5,810          $  (10,142)      $   (6,991)
  Net Realized Gain (Loss) on Securities Sold ....................     2,199             7,461                (143)         102,081
  Net Realized Gain (Loss) on Foreign Currency Transactions ......        --                --                  --               --
  Net Change in Unrealized Appreciation (Depreciation) on
    Foreign Currency and Translation of Other Assets and
    Liabilities in Foreign Currency ..............................        --                --                  --               --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...............................................   (17,949)           (3,904)           (165,813)        (148,100)
                                                                    --------          --------          ----------       ----------
  Increase (Decrease) in Net Assets from Operations ..............   (11,187)            9,367            (176,098)         (53,010)
                                                                    --------          --------          ----------       ----------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ..................................................   (4,065)           (5,165)                 --               --
    Investor Shares ...............................................     (129)             (180)                 --               --
    Flex Shares ...................................................     (591)             (821)                 --               --
  Capital Gains:
    Trust Shares ..................................................   (5,781)           (4,937)            (10,431)        (186,922)
    Investor Shares ...............................................     (213)             (191)             (1,696)         (39,562)
    Flex Shares ...................................................   (1,844)           (1,368)             (1,028)         (20,425)
                                                                    --------          --------          ----------       ----------
  Total Distributions .............................................  (12,623)          (12,662)            (13,155)        (246,909)
                                                                    --------          --------          ----------       ----------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ...................................   92,218            55,417             545,325          244,831
    Shares Issued in Connection with Fund Reorganizations .........       --                --                  --          228,414
    Reinvestment of Cash Distributions ............................    9,625             9,950               8,702          173,461
    Cost of Shares Repurchased ....................................  (52,097)          (77,211)           (378,030)        (539,484)
                                                                    --------          --------          ----------       ----------
Increase (Decrease) in Net Assets From Trust Share
       Transactions ...............................................   49,746           (11,844)            175,997          107,222
                                                                    --------          --------          ----------       ----------
  Investor Shares:
    Proceeds from Shares Issued ...................................    2,760               459               9,448            6,569
    Reinvestment of Cash Distributions ............................      338               366               1,668           38,862
    Cost of Shares Repurchased ....................................   (1,259)           (2,529)            (25,945)         (45,950)
                                                                    --------          --------          ----------       ----------
Increase (Decrease) in Net Assets From Investor Share
      Transactions ................................................    1,839            (1,704)            (14,829)            (519)
                                                                    --------          --------          ----------       ----------
  Flex Shares:
    Proceeds from Shares Issued ...................................   26,377            21,023              38,048           19,049
    Shares Issued in Connection with Fund Reorganizations .........       --                --                  --            5,868
    Reinvestment of Cash Distributions ............................    2,319             2,109               1,003           20,065
    Cost of Shares Repurchased ....................................  (15,941)          (18,898)            (25,421)         (35,295)
                                                                    --------          --------          ----------       ----------
 Increase (Decrease) in Net Assets From Flex Share
      Transactions ................................................   12,755             4,234              13,630            9,687
                                                                    --------          --------          ----------       ----------
    Increase (Decrease) in Net Assets From Share
      Transactions ................................................   64,340            (9,314)            174,798          116,390
                                                                    --------          --------          ----------       ----------
      Total Increase (Decrease) in Net Assets .....................   40,530           (12,609)            (14,455)        (183,529)
                                                                    --------          --------          ----------       ----------
Net Assets:
  Beginning of Period .............................................  284,974           297,583           1,492,978        1,676,507
                                                                    --------          --------          ----------       ----------
  End of Period ................................................... $325,504          $284,974          $1,478,523       $1,492,978
                                                                    ========          ========          ==========       ==========
(1) See Note 7 in the Notes to Financial Statements for additional information.
Amounts designated as "--" are either $0 or have been rounded to $0.

------------------------------------------------------------------------------------------------------------------------------------



                                                                                                   INTERNATIONAL
                      GROWTH AND                    INFORMATION AND TECHNOLOGY                         EQUITY
                      INCOME FUND                             FUND                                      FUND
           ----------------------------           ----------------------------               ----------------------------
           06/01/01-           06/01/00-          06/01/01-               06/01/00-          06/01/01-             06/01/00-
           05/31/02            05/31/01           05/31/02                05/31/01           05/31/02              05/31/01
           --------            --------           --------                --------           --------              --------


          $  4,992             $ 4,188              $  (810)              $   (904)          $     785              $   1,191
            (2,065)               (705)             (34,411)               (31,392)            (31,939)               (11,441)
                --                  --                   --                     --                  48                   (517)


                --                  --                   --                     --                 151                   (600)

           (81,292)             (3,199)              (3,329)                 5,519              12,345                (17,398)
          --------            --------             --------               --------           ---------               --------
           (78,365)                284              (38,550)               (26,777)            (18,610)               (28,765)
          --------            --------             --------               --------           ---------               --------


            (4,300)             (4,781)                  --                     --                  --                   (877)
              (135)               (150)                  --                     --                  --                     --
                --                  --                   --                     --                  --                     --

                --             (24,395)                  --                     --                  --                (23,931)
                --              (1,167)                  --                     --                  --                   (847)
                --              (1,712)                  --                     --                  --                   (902)
          --------            --------             --------               --------           ---------               --------
            (4,435)            (32,205)                  --                     --                  --                (26,557)
          --------            --------             --------               --------           ---------               --------


           153,837             243,507               12,552                 41,035             122,777                 53,266
                --                  --                   --                     --                  --                     --
             1,608              20,958                   --                     --                  --                 21,730
          (158,642)           (253,423)             (37,401)               (39,461)            (59,774)              (114,255)
          --------            --------             --------               --------           ---------               --------

            (3,197)             11,042              (24,849)                 1,574              63,003                (39,259)
           --------            --------             --------               --------           ---------               --------

             7,129               5,435                   --                     --             204,662                 35,555
               122               1,186                   --                     --                  --                    807
            (7,307)             (7,839)                  --                     --            (207,235)               (37,661)
          --------            --------             --------               --------           ---------               --------

               (56)             (1,218)                  --                     --              (2,573)                (1,299)
          --------            --------             --------               --------           ---------               --------

            40,844              32,257                2,266                 14,430               7,548                  6,441
                --                  --                   --                     --                  --                     --
                --               1,665                   --                     --                  --                    886
           (16,988)            (15,848)              (5,097)                (6,704)             (7,940)                (8,498)
          --------            --------             --------               --------           ---------               --------

            23,856              18,074               (2,831)                 7,726                (392)                (1,171)
          --------            --------             --------               --------           ---------               --------

            20,603              27,898              (27,680)                 9,300              60,038                (41,729)
          --------            --------             --------               --------           ---------               --------
           (62,197)             (4,023)             (66,230)               (17,477)             41,428                (97,051)
          --------            --------             --------               --------           ---------               --------

           986,214             990,237              109,149                126,626             223,402                320,453
          --------            --------             --------               --------           ---------               --------
          $924,017            $986,214             $ 42,919               $109,149           $ 264,830               $223,402
          ========            ========             ========               ========           =========               ========

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEARS ENDED MAY 31,


                                                                                INTERNATIONAL                      LIFE VISION
                                                                                   EQUITY                          AGGRESSIVE
                                                                                 INDEX FUND                        GROWTH FUND
                                                                       -------------------------          -------------------------
                                                                       06/01/01-        06/01/00-         06/01/01-        06/01/00-
                                                                       05/31/02         05/31/01          05/31/02         05/31/01
                                                                       --------         --------          --------         --------
Operations:
  Net Investment Income (Loss)* ....................................   $ 1,447           $ 1,146         $     47           $  212
  Capital Gain Received from Investments in
     Affiliated Investment Companies ...............................        --                --               80             165
  Net Realized Gain (Loss) on Investments* .........................   (36,218)          (22,445)          (1,052)           1,870
  Net Realized Loss on Foreign Currency Transactions ...............      (321)             (347)              --               --
  Net Change in Unrealized Appreciation (Depreciation)
     on Foreign Currency and Translation of Other Assets
     and Liabilities in Foreign Currency ...........................        61               (19)              --               --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments* ................................................     8,423           (40,574)            (863)          (1,422)
                                                                      --------          --------          -------          -------
  Increase (Decrease) in Net Assets from Operations ................   (26,608)          (62,239)          (1,788)             825
                                                                      --------          --------          -------          -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ....................................................     (767)           (1,603)             (57)            (220)
    Investor Shares .................................................      (11)               --               --               --
    Flex Shares                                                             --                --               --               --
  Capital Gains:
    Trust Shares ....................................................       --            (2,188)              --           (2,504)
    Investor Shares .................................................       --               (28)              --               --
    Flex Shares .....................................................       --               (45)              --               --
                                                                      --------          --------          -------          -------
  Total Distributions ...............................................     (778)           (3,864)             (57)          (2,724)
                                                                      --------          --------          -------          -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued .....................................  134,438            92,148           19,227           14,367
    Reinvestment of Cash Distributions ..............................      767             2,830               57            2,711
    Cost of Shares Repurchased ......................................  (57,264)         (134,833)          (6,977)          (9,655)
                                                                      --------          --------          -------          -------
Increase (Decrease) in Net Assets From Trust Share
  Transactions ......................................................   77,941           (39,855)          12,307            7,423
                                                                      --------          --------          -------          -------
  Investor Shares:
    Proceeds from Shares Issued .....................................  129,643            19,493               --               --
    Reinvestment of Cash Distributions ..............................       11                26               --               --
    Cost of Shares Repurchased ...................................... (130,086)          (19,943)              --               --
                                                                      --------          --------          -------          -------
Increase (Decrease) in Net Assets From Investor Share
    Transactions ....................................................     (432)             (424)              --               --
                                                                      --------          --------          -------          -------
  Flex Shares:
    Proceeds from Shares Issued .....................................    7,290             6,535               --               --
    Reinvestment of Cash Distributions ..............................       --                43               --               --
    Cost of Shares Repurchased ......................................   (7,786)           (6,421)              --               --
                                                                       --------          --------          -------          -------
Increase (Decrease) in Net Assets From Flex Share
    Transactions ....................................................     (496)              157               --               --
                                                                      --------          --------          -------          -------
    Increase (Decrease) in Net Assets From Share
      Transactions ..................................................   77,013           (40,122)          12,307            7,423
                                                                      --------          --------          -------          -------
      Total Increase (Decrease) in Net Assets .......................   49,627          (106,225)          10,462            5,524
                                                                      --------          --------          -------          -------
Net Assets:
  Beginning of Period ...............................................  245,044           351,269           23,936           18,412
                                                                      --------          --------          -------          -------
  End of Period ..................................................... $294,671          $245,044          $34,398          $23,936
                                                                      --------          --------          -------          -------

 * Net investment income (loss), net realized gain (loss) on investments, and net change in unrealized appreciation (depreciation) on investments for the Life Vision Funds are primarily attributable to the underlying investments in affiliated investment companies.

(1) See Note 7 in the Notes to Financial Statements for additional information Amounts designated as "--" are either $0 or have been rounded to $0.

------------------------------------------------------------------------------------------------------------------------------------




                 LIFE VISION                                   LIFE VISION                                MID-CAP EQUITY
           GROWTH AND INCOME FUND                         MODERATE GROWTH FUND                                 FUND
        ----------------------------             ----------------------------------              ---------------------------------
        06/01/01-           06/01/00-            06/01/01-                 06/01/00-             06/01/01-                06/01/00-
        05/31/02            05/31/01             05/31/02                  05/31/01              05/31/02                 05/31/01
        --------            --------             --------                  --------              --------                 --------

      $     639               $ 913              $ 1,488                  $ 2,256              $    (534)               $    (708)
             73                 298                  150                      490                     --                       --
         (2,267)                412               (4,949)                   3,951                (32,539)                   6,260
             --                  --                   --                       --                     --                       --

             --                  --                   --                       --                     --                       --

            290                 421                2,662                   (3,417)                10,660                  (21,026)
        -------             -------              -------                 --------               --------                ---------
         (1,265)              2,044                 (649)                   3,280                (22,413)                 (15,474)
        -------             -------              -------                 --------               --------                ---------


           (598)               (921)              (1,472)                  (2,323)                    --                      --
             --                  --                   --                       --                     --                      --
             --                  --                   --                       --                     --                      --

             --              (1,868)                  --                   (6,675)                    --                  (36,018)
             --                  --                   --                       --                     --                   (2,597)
             --                  --                   --                       --                     --                   (2,609)
        -------             -------              -------                 --------               --------                ---------
           (598)             (2,789)              (1,472)                  (8,998)                    --                  (41,224)
        -------             -------              -------                 --------               --------                ---------


         53,119              24,159               36,185                   61,628                254,418                  117,778
            595               2,775                1,452                    8,988                     --                   32,369
        (12,006)            (19,112)             (20,353)                 (61,091)              (219,234)                (151,284)
        -------             -------              -------                 --------               --------                ---------

         41,708               7,822               17,284                    9,525                 35,184                   (1,137)
        -------             -------              -------                 --------               --------                ---------

             --                  --                   --                       --                  5,382                    6,611
             --                  --                   --                       --                     --                    2,556
             --                  --                   --                       --                 (5,676)                  (7,751)
        -------             -------              -------                 --------               --------                ---------

             --                  --                   --                       --                   (294)                   1,416
        -------             -------              -------                 --------               --------                ---------

             --                  --                   --                       --                  6,756                    5,097
             --                  --                   --                       --                     --                    2,582
             --                  --                   --                       --                 (4,054)                  (5,569)
        -------             -------              -------                 --------               --------                ---------

             --                  --                   --                       --                  2,702                    2,110
        -------             -------              -------                 --------               --------                ---------

         41,708               7,822               17,284                    9,525                 37,592                    2,389
        -------             -------              -------                 --------               --------                ---------
         39,845               7,077               15,163                    3,807                 15,179                  (54,309)
        -------             -------              -------                 --------               --------                ---------

         37,550              30,473               73,429                   69,622                181,337                  235,646
        -------             -------              -------                 --------               --------                ---------
        $77,395             $37,550              $88,592                 $ 73,429               $196,516                $ 181,337
        =======             =======              =======                 ========               ========                =========

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEARS ENDED MAY 31,


                                                                                   MID CAP                    SMALL CAP
                                                                                 VALUE EQUITY                   GROWTH
                                                                                     FUND                     STOCK FUND
                                                                                --------------       -----------------------------
                                                                                 11/30/01*-          06/01/01-          06/01/00-
                                                                                  05/31/02           05/31/02           05/31/01
                                                                                 ----------          ---------          ---------
Operations:
  Net Investment Income (Loss) ................................................. $    153           $ (6,319)          $ (5,471)
  Net Realized Gain (Loss) on Securities Sold ..................................    2,242             12,904             27,514
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments .............................................................    3,288            (43,483)            19,085
                                                                                 --------           --------           --------
    Increase (Decrease) in Net Assets from Operations ..........................    5,683            (36,898)            41,128
                                                                                 --------           --------           --------
Distributions to Shareholders:
  Net Investment Income:
      Trust Shares .............................................................     (128)                --                 --
      Investor Shares ..........................................................       --                 --                 --
      Flex Shares ..............................................................       --                 --                 --
  Capital Gains:
      Trust Shares .............................................................       --             (2,201)           (36,059)
      Investor Shares ..........................................................       --               (108)            (2,634)
      Flex Shares ..............................................................       --               (106)            (1,955)
                                                                                 --------           --------           --------
  Total Distributions ..........................................................     (128)            (2,415)           (40,648)
                                                                                 --------           --------           --------
Capital Transactions (1):
  Trust Shares:
  Proceeds from Shares Issued ..................................................  187,081            204,546            147,538
  Reinvestment of Cash Distributions ...........................................       22              1,813             31,468
  Cost of Shares Repurchased ...................................................  (17,706)           (86,510)          (102,290)
                                                                                 --------           --------           --------
Increase (Decrease) in Net Assets From Trust Share
  Transactions .................................................................  169,397            119,849             76,716
                                                                                 --------           --------           --------
  Investor Shares:
  Proceeds from Shares Issued ..................................................       --              6,448              6,093
  Reinvestment of Cash Distributions ...........................................       --                102              2,440
  Cost of Shares Repurchased ...................................................       --             (8,754)           (19,670)
                                                                                 --------           --------           --------
Decrease in Net Assets From Investor Share
  Transactions .................................................................       --             (2,204)           (11,137)
                                                                                 --------           --------           --------
  Flex Shares:
  Proceeds from Shares Issued ..................................................    5,565             10,866              8,615
  Reinvestment of Cash Distributions ...........................................       --                104              1,935
  Cost of Shares Repurchased ...................................................     (193)            (6,387)            (6,449)
                                                                                 --------           --------           --------
Increase (Decrease) in Net Assets From Flex Share
  Transactions .................................................................    5,372              4,583              4,101
                                                                                 --------           --------           --------
  Increase (Decrease) in Net Assets From Share
Transactions ...................................................................  174,769            122,228             69,680
                                                                                 --------           --------           --------
  Total Increase (Decrease) in Net Assets ......................................  180,324             82,915             70,160
                                                                                 --------           --------           --------
Net Assets:
  Beginning of Period ..........................................................       --            564,731            494,571
                                                                                 --------           --------           --------
  End of Period ................................................................ $180,324           $647,646           $564,731
                                                                                 --------           --------           --------

*Commencement of Operations.
(1) See Note 7 in the financial statements for additional information Amounts designated as "--" are either $0 or have been rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------------------------


                                                   TAX SENSITIVE
           SMALL CAP VALUE                             GROWTH                          VALUE INCOME                 VANTAGE
              EQUITY FUND                            STOCK FUND                         STOCK FUND                   FUND
    -----------------------------          ----------------------------         -------------------------          ---------
    06/01/01-            06/01/00-         06/01/01-           06/01/00-        06/01/01-        06/01/00-         11/30/01*-
    05/31/02             05/31/01          05/31/02            05/31/01         05/31/02         05/31/01           05/31/02
    --------             --------          --------            --------         --------         --------          ---------

   $  3,146              $  4,447        $  (2,575)         $   (3,912)        $  8,024      $   14,150            $   (28)
      7,370                  (981)         (34,842)           (151,967)          18,010         (34,203)              (421)

     82,755                75,340          (45,038)            (36,773)         (60,823)        127,456                (68)
   --------              --------        ---------          ----------         --------      ----------            -------
     93,271                78,806          (82,455)           (192,652)         (34,789)        107,403               (517)
   --------              --------        ---------          ----------         --------      ----------            -------


     (3,500)               (3,821)              --                  --           (7,740)        (14,738)                --
        (15)                   --               --                  --             (629)         (1,369)                --
         --                   (48)              --                  --              (41)           (564)                --

         --                    --               --                  --               --              --                 --
         --                    --               --                  --               --              --                 --
         --                    --               --                  --               --              --                 --
   --------              --------        ---------          ----------         --------      ----------            -------
     (3,515)               (3,869)              --                  --           (8,410)        (16,671)                --
   --------              --------        ---------          ----------         --------      ----------            -------


    226,657               198,095           17,347             111,167          166,044         164,924              9,433
      2,013                 3,024               --                  --            6,531          13,019                 --
   (102,960)              (83,742)        (181,586)           (231,337)        (155,718)       (469,678)              (158)
   --------              --------        ---------          ----------         --------      ----------            -------

    125,710               117,377         (164,239)           (120,170)          16,857        (291,735)             9,275
   --------              --------        ---------          ----------         --------      ----------            -------

         --                    --               --                  --            4,311           2,039                 --
         --                    --               --                  --              607           1,326                 --
         --                    --               --                  --          (10,581)        (31,203)                --
   --------              --------        ---------          ----------         --------      ----------            -------

         --                    --               --                  --           (5,663)        (27,838)                --
   --------              --------        ---------          ----------         --------      ----------            -------

     21,029                 3,356           19,925              77,445            8,816           4,891                919
         15                    47               --                  --               40             552                 --
     (2,670)               (3,320)         (54,358)            (71,590)         (12,069)        (30,819)                (1)
   --------              --------        ---------          ----------         --------      ----------            -------

     18,374                    83          (34,433)              5,855           (3,213)        (25,376)               918
   --------              --------        ---------          ----------         --------      ----------            -------

    144,084               117,460         (198,672)           (114,315)           7,981        (344,949)            10,193
   --------              --------        ---------          ----------         --------      ----------            -------
    233,840               192,397         (281,127)           (306,967)         (35,218)       (254,217)             9,676
   --------              --------        ---------          ----------         --------      ----------            -------

    413,067               220,670          693,807           1,000,774          856,321       1,110,538                 --
   --------              --------        ---------          ----------         --------      ----------            -------
   $646,907              $413,067        $ 412,680          $  693,807         $821,103      $  856,321            $ 9,676
   --------              --------        ---------          ----------         --------      ----------            -------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
STI  CLASSIC  EQUITY  FUNDS  FOR THE  PERIODS  ENDED MAY 31,  (UNLESS  OTHERWISE
INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                NET ASSET                       NET REALIZED AND   DISTRIBUTIONS
                                  VALUE             NET        UNREALIZED GAINS       FROM NET        DISTRIBUTIONS      NET ASSET
                                BEGINNING       INVESTMENT         (LOSSES)          INVESTMENT       FROM REALIZED      VALUE END
                                OF PERIOD      INCOME (LOSS)    ON INVESTMENTS         INCOME         CAPITAL GAINS      OF PERIOD
                               -----------     -------------    ----------------   -------------      --------------     ---------
BALANCED FUND
Trust Shares
           2002                   $13.18          $ 0.23           $(0.65)            $(0.24)            $(0.34)           $12.18
           2001                    13.37            0.30             0.12              (0.31)             (0.30)            13.18
           2000                    13.26            0.32             0.33              (0.30)             (0.24)            13.37
           1999                    13.09            0.28             1.09              (0.28)             (0.92)            13.26
           1998                    11.94            0.31             2.19              (0.32)             (1.03)            13.09
Investor Shares
           2002                   $13.24          $ 0.18           $(0.64)            $(0.20)            $(0.34)           $12.24
           2001                    13.43            0.27             0.11              (0.27)             (0.30)            13.24
           2000                    13.32            0.29             0.31              (0.25)             (0.24)            13.43
           1999                    13.14            0.24             1.10              (0.24)             (0.92)            13.32
           1998                    11.99            0.28             2.19              (0.29)             (1.03)            13.14
Flex Shares
           2002                   $13.07          $ 0.10           $(0.65)            $(0.11)            $(0.34)           $12.07
           2001                    13.27            0.16             0.11              (0.17)             (0.30)            13.07
           2000                    13.17            0.17             0.33              (0.16)             (0.24)            13.27
           1999                    13.02            0.16             1.07              (0.16)             (0.92)            13.17
           1998                    11.90            0.20             2.16              (0.21)             (1.03)            13.02
CAPITAL APPRECIATION FUND
Trust Shares
           2002                   $13.89          $   --           $(1.53)            $   --             $(0.12)           $12.24
           2001                    17.12           (0.05)           (0.38)                --              (2.80)            13.89
           2000                    16.62            0.02             1.40                 --              (0.92)            17.12
           1999                    16.48            0.05             2.70              (0.06)             (2.55)            16.62
           1998                    15.09            0.09             3.96              (0.09)             (2.57)            16.48
Investor Shares
           2002                   $13.59          $(0.10)          $(1.48)            $   --             $(0.12)           $11.89
           2001                    16.91           (0.14)           (0.38)                --              (2.80)            13.59
           2000                    16.53           (0.11)            1.41                 --              (0.92)            16.91
           1999                    16.43           (0.05)            2.70                 --              (2.55)            16.53
           1998                    15.06           (0.01)            3.95                 --              (2.57)            16.43
Flex Shares
           2002                   $13.09          $(0.06)          $(1.51)            $   --            $ (0.12)           $11.40
           2001                    16.45           (0.16)           (0.40)                --              (2.80)            13.09
           2000                    16.18           (0.24)            1.43                 --              (0.92)            16.45
           1999                    16.22           (0.09)            2.60                 --              (2.55)            16.18
           1998                    14.96           (0.04)            3.87                 --              (2.57)            16.22
GROWTH AND INCOME FUND (A)
Trust Shares
           2002                   $15.05          $ 0.09           $(1.26)            $(0.08)           $    --            $13.80
           2001                    15.53            0.07            (0.04)             (0.08)             (0.43)            15.05
           2000                    16.09            0.11             0.55              (0.10)             (1.12)            15.53
           1999(1)                 15.10            0.04             1.97              (0.02)             (1.00)            16.09
  For the years ended November 30:
           1998                    16.55            0.09             1.64              (0.09)             (3.09)            15.10
           1997                    13.39            0.14             3.24              (0.15)             (0.07)            16.55
Investor Shares
           2002                   $15.17          $ 0.06           $(1.27)            $(0.05)           $    --            $13.91
           2001                    15.65            0.04            (0.04)             (0.05)             (0.43)            15.17
           2000                    16.21            0.09             0.55              (0.08)             (1.12)            15.65
           1999(1)                 15.21            0.04             1.99              (0.03)             (1.00)            16.21
  For the years ended November 30:
           1998                    16.64            0.10             1.66              (0.10)             (3.09)            15.21
           1997                    13.47            0.13             3.25              (0.14)             (0.07)            16.64
Flex Shares
           2002                   $14.96          $(0.02)          $(1.28)            $   --            $    --            $13.66
           2001                    15.49           (0.05)           (0.05)                --              (0.43)            14.96
           2000                    16.10              --             0.51                 --              (1.12)            15.49
           1999(1)                 15.14           (0.01)            1.97                 --              (1.00)            16.10
  For the years ended November 30:
           1998                    16.59           (0.01)            1.64                 --              (3.08)            15.14
           1997                    13.44            0.04             3.23              (0.05)             (0.07)            16.59


 + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                            RATIO OF
                                                                                      RATIO OF           NET INVESTMENT
                                                           RATIO OF                EXPENSES TO        INCOME (LOSS) TO
                  NET ASSETS       RATIO OF             NET INVESTMENT         AVERAGE NET ASSETS    AVERAGE NET ASSETS   PORTFOLIO
    TOTAL          END OF         EXPENSES TO          INCOME (LOSS) TO        (EXCLUDING WAIVERS     (EXCLUDING WAIVERS  TURNOVER
   RETURN+      PERIOD (000)   AVERAGE NET ASSETS      AVERAGE NET ASSETS       AND REIMBURSEMENTS)   AND REIMBURSEMENTS)    RATE
  --------      ------------   ------------------      ------------------      --------------------  -------------------   -------

    (3.29)%     $   241,604          1.02%                    1.78%                     1.05%                1.75%            95%
     3.24           209,316          1.01                     2.24                      1.05                 2.20             99
     5.02           223,634          0.97                     2.39                      1.07                 2.29            182
    10.98           251,752          0.97                     2.19                      1.06                 2.10            179
    22.15           188,465          0.96                     2.51                      1.08                 2.39            154

    (3.57)%     $     9,020          1.33%                    1.46%                     1.55%                1.24%            95%
     2.91             7,834          1.32                     1.93                      1.54                 1.71             99
     4.66             9,627          1.27                     2.07                      1.51                 1.83            182
    10.70            14,962          1.27                     1.89                      1.43                 1.73            179
    21.72             8,313          1.26                     2.21                      1.59                 1.88            154

    (4.33)%     $    74,880          2.09%                    0.71%                     2.16%                0.64%            95%
     2.11            67,824          2.07                     1.18                      2.15                 1.10             99
     3.88            64,322          2.03                     1.33                      2.18                 1.18            182
     9.84            73,526          2.03                     1.13                      2.15                 1.01            179
    20.85            27,625          2.02                     1.41                      2.23                 1.20            154


   (11.06)%      $1,204,445          1.22%                   (0.54)%                    1.24%               (0.56)%           75%
    (3.74)        1,177,933          1.21                    (0.29)                     1.24                (0.32)            75
     8.98         1,296,927          1.17                     0.10                      1.26                 0.01            129
    17.83         1,966,842          1.17                     0.29                      1.26                 0.20            147
    29.51         1,532,587          1.16                     0.61                      1.27                 0.50            194

   (11.68)%      $  163,155          1.88%                   (1.20)%                    1.99%               (1.31)%           75%
    (4.38)          202,548          1.86                    (0.94)                     1.98                (1.06)            75
     8.29           251,421          1.82                    (0.55)                     1.98                (0.71)           129
    17.20           311,120          1.82                    (0.30)                     1.96                (0.44)           147
    28.71           271,044          1.81                    (0.03)                     2.01                (0.23)           194

   (12.05)%      $  110,923          2.35%                   (1.67)%                    2.39%               (1.71)%           75%
    (4.79)          112,497          2.33                    (1.41)                     2.39                (1.47)            75
     7.77           128,159          2.29                    (1.03)                     2.39                (1.13)           129
    16.50           162,100          2.29                    (0.86)                     2.38                (0.95)           147
    28.12           106,670          2.26                    (0.46)                     2.37                (0.57)           194


    (7.80)%      $  792,557          0.99%                    0.63%                     0.99%                0.63%            68%
     0.11           867,664          0.99                     0.49                      0.99                 0.49             73
     4.11           885,109          1.01                     0.76                      1.01                 0.76             53
    14.24           634,279          1.14                     0.49                      1.43                 0.20             31

    13.64           577,042          1.03                     0.63                      1.21                 0.45             71
    25.41           590,824          1.02                     0.92                      1.17                 0.77            100

    (7.97)%      $   36,789          1.18%                    0.44%                     1.36%                0.26%            68%
    (0.07)           40,174          1.18                     0.30                      1.35                 0.13             73
     3.92            42,666          1.18                     0.58                      1.31                 0.45             53
    14.31            36,958          1.08                     0.54                      1.17                 0.45             31

    13.69            34,434          1.03                     0.63                      1.18                 0.48             71
    25.42            28,112          1.03                     0.89                      1.18                 0.74            100

    (8.69)%      $   94,671          1.93%                   (0.29)%                    2.16%               (0.52)%           68%
    (0.77)           78,376          1.93                    (0.45)                     2.14                (0.66)            73
     3.11            62,462          1.93                    (0.14)                     2.18                (0.39)            53
    13.85            35,163          1.83                    (0.21)                     1.97                (0.35)            31

    12.78            25,656          1.78                    (0.13)                     2.03                (0.38)            71
    24.63            13,269          1.73                     0.15                      2.09                (0.20)           100



(A) On May 24, 1999, the CrestFund Value Fund exchanged all of its assets and certain liabilities for shares of the Growth and Income Fund. The CrestFund Value Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
Amounts designated as "--" are either $0 or have been rounded to $0.

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STI  CLASSIC  EQUITY  FUNDS  FOR THE  PERIODS  ENDED MAY 31,  (UNLESS  OTHERWISE
INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                                NET ASSET                      NET REALIZED AND   DISTRIBUTIONS
                                  VALUE            NET         UNREALIZED GAINS     FROM NET         DISTRIBUTIONS       NET ASSET
                                BEGINNING      INVESTMENT          (LOSSES)        INVESTMENT        FROM REALIZED       VALUE END
                                OF PERIOD     INCOME (LOSS)     ON INVESTMENTS       INCOME          CAPITAL GAINS       OF PERIOD
                               -----------    -------------    ----------------   ------------       -------------      -----------
INFORMATION & TECHNOLOGY FUND
Trust Shares
           2002                   $13.34         $ 0.01             $(5.29)         $    --             $   --            $ 8.06
           2001                    15.87          (0.08)             (2.45)              --                 --             13.34
           2000(1)                 10.00          (0.04)              5.91               --                 --             15.87
Flex Shares
           2002                   $13.15         $(0.14)            $(5.15)         $    --             $   --            $ 7.86
           2001                    15.81          (0.22)             (2.44)              --                 --             13.15
           2000(2)                 18.20          (0.07)             (2.32)              --                 --             15.81
INTERNATIONAL EQUITY FUND
Trust Shares
           2002                   $10.19         $ 0.19             $(1.07)         $    --             $   --            $ 9.31
           2001                    12.56             --              (1.22)           (0.04)             (1.11)            10.19
           2000                    12.97          (0.10)              1.42            (0.07)             (1.66)            12.56
           1999                    15.00             --              (1.14)           (0.05)             (0.84)            12.97
           1998                    13.63           0.04               2.69            (0.04)             (1.32)            15.00
Investor Shares
           2002                   $10.11         $ 0.14             $(1.04)         $    --             $   --            $ 9.21
           2001                    12.47          (0.02)             (1.23)              --              (1.11)            10.11
           2000                    12.89          (0.11)              1.37            (0.02)             (1.66)            12.47
           1999                    14.92          (0.09)             (1.10)              --              (0.84)            12.89
           1998                    13.58           0.02               2.64               --              (1.32)            14.92
Flex Shares
           2002                   $ 9.68         $ 0.04             $(0.97)         $    --             $   --            $ 8.75
           2001                    12.06          (0.16)             (1.11)              --              (1.11)             9.68
           2000                    12.58          (0.32)              1.46               --              (1.66)            12.06
           1999                    14.68          (0.29)             (0.97)              --              (0.84)            12.58
           1998                    13.47           0.07               2.46               --              (1.32)            14.68
INTERNATIONAL EQUITY INDEX FUND
Trust Share
           2002                   $11.18         $ 0.04             $(1.43)          $(0.03)            $   --            $ 9.76
           2001                    13.97           0.06              (2.69)           (0.07)             (0.09)            11.18
           2000                    11.82           0.16               2.13            (0.03)             (0.11)            13.97
           1999                    13.31           0.09               0.85            (0.24)             (2.19)            11.82
           1998                    11.34           0.11               2.65            (0.11)             (0.68)            13.31
Investor Shares
           2002                   $11.05         $(0.02)            $(1.38)          $(0.01)            $   --            $ 9.64
           2001                    13.80          (0.01)             (2.65)              --              (0.09)            11.05
           2000                    11.70          (0.11)              2.32               --              (0.11)            13.80
           1999                    13.20          (0.11)              0.98            (0.18)             (2.19)            11.70
           1998                    11.26           0.16               2.53            (0.07)             (0.68)            13.20
Flex Shares
           2002                   $10.93         $(0.12)            $(1.33)         $    --             $   --            $ 9.48
           2001                    13.74          (0.06)             (2.66)              --              (0.09)            10.93
           2000                    11.73           0.08               2.04               --              (0.11)            13.74
           1999                    13.17          (0.15)              0.94            (0.04)             (2.19)            11.73
           1998                    11.24           0.17               2.44               --              (0.68)            13.17


 + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(1) Trust shares were offered beginning on September 30, 1999. All ratios for the period have been annualized. (2) Flex shares were offered beginning on January 24, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                          RATIO OF
                                                                                    RATIO OF           NET INVESTMENT
                                                                RATIO OF           EXPENSES TO        INCOME (LOSS) TO
                      NET ASSETS          RATIO OF           NET INVESTMENT     AVERAGE NET ASSETS    AVERAGE NET ASSETS  PORTFOLIO
       TOTAL            END OF          EXPENSES TO        INCOME (LOSS) TO     (EXCLUDING WAIVERS    (EXCLUDING WAIVERS  TURNOVER
      RETURN+        PERIOD (000)    AVERAGE NET ASSETS    AVERAGE NET ASSETS   AND REIMBURSEMENTS)   AND REIMBURSEMENTS)    RATE
     --------     ----------------   ------------------    ------------------   -------------------  --------------------  --------
      (39.58)%    $    32,068               1.19%                (0.92)%               1.19%                 (0.92)%        1,102%
      (15.94)          87,045               1.20                 (0.45)                1.21                  (0.46)           750
       58.70          106,425               1.20                 (0.54)                1.34                  (0.68)           250

      (40.23)%    $    10,851               2.25%                (1.99)%               2.57%                 (2.31)%        1,102%
      (16.82)          22,104               2.25                 (1.50)                2.45                  (1.70)           750
      (13.13)          20,201               2.25                 (1.65)                2.40                  (1.80)           250


       (8.64)%     $  252,991               1.48%                 0.48%                1.48%                  0.48%           102%
      (10.79)         208,120               1.45                  0.50                 1.45                   0.50             68
       10.58          299,100               1.48                  0.59                 1.48                   0.59            179
       (7.43)         573,255               1.47                  0.68                 1.52                   0.63            161
       21.87          628,870               1.47                  0.61                 1.48                   0.60            108

       (8.90)%       $  5,272               1.83%                (0.21)%               1.83%                 (0.21)%          102%
      (11.13)           7,517               1.79                  0.18                 1.97                     --             68
       10.15           10,462               1.83                  0.33                 1.95                   0.21            179
       (7.82)          14,145               1.83                  0.30                 1.93                   0.20            161
       21.39           17,383               1.82                  0.24                 1.91                   0.15            108

       (9.61)%       $  6,567               2.53%                (0.73)%               2.53%                 (0.73)%          102%
      (11.71)           7,765               2.48                 (0.51)                2.57                  (0.60)            68
        9.38           10,891               2.53                 (0.38)                2.74                  (0.59)           179
       (8.48)          17,103               2.53                 (0.40)                2.82                  (0.69)           161
       20.54           21,164               2.52                 (0.46)                2.58                  (0.52)           108


      (12.43)%     $  287,944               1.04%                 0.63%                1.12%                  0.55%            35%
      (18.90)         236,862               1.06                  0.40                 1.09                   0.37             13
       19.36          340,853               1.07                  0.83                 1.18                   0.72              9
        7.87           74,616               1.07                  0.69                 1.17                   0.59             32
       25.82           56,200               1.06                  0.88                 1.18                   0.76              1

      (12.65)%       $  3,222               1.49%                (0.12)%               1.90%                 (0.53)%           35%
      (19.31)           3,451               1.46                  0.05                 1.83                  (0.32)            13
       18.86            4,563               1.47                  0.07                 1.79                  (0.25)             9
        7.33            4,909               1.47                  0.25                 1.71                   0.01             32
       25.25            7,141               1.46                  0.50                 1.84                   0.12              1

      (13.27)%       $  3,505               2.14%                (0.68)%               2.62%                 (1.16)%           35%
      (19.84)           4,731               2.10                 (0.61)                2.15                  (0.66)            13
       18.04            5,853               2.12                 (0.36)                2.61                  (0.85)             9
        6.68            1,465               2.12                 (0.30)                2.92                  (1.10)            32
       24.50            1,469               2.11                 (0.03)                3.52                  (1.44)             1

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIODS ENDED MAY 31, (UNLESS OTHERWISE INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS



                                       NET ASSET                   NET REALIZED AND    DISTRIBUTIONS
                                          VALUE         NET        UNREALIZED GAINS      FROM NET        DISTRIBUTIONS    NET ASSET
                                        BEGINNING   INVESTMENT         (LOSSES)         INVESTMENT       FROM REALIZED    VALUE END
                                        OF PERIOD  INCOME (LOSS)    ON INVESTMENTS        INCOME         CAPITAL GAINS    OF PERIOD
                                      -----------  -------------   ----------------    --------------    -------------    ---------
LIFE VISION AGGRESSIVE GROWTH FUND (A) (B)
Trust Shares
           2002                            $10.31      $ 0.02             $(0.74)           $(0.02)         $   --           $ 9.57
           2001                             11.61        0.11               0.23             (0.12)          (1.52)           10.31
           2000                             11.31        0.05               0.74             (0.05)          (0.44)           11.61
           1999(1)                          11.32        0.02               1.13             (0.01)          (1.15)           11.31
  For the years ended November 30:
           1998                             10.65        0.03               0.67             (0.03)             --            11.32
           1997(2)                          10.00        0.03               0.65             (0.03)             --            10.65
LIFE VISION GROWTH AND INCOME FUND (A) (B)
Trust Shares
           2002                            $10.42      $ 0.12             $(0.43)           $(0.13)         $   --           $ 9.98
           2001                             10.50        0.24               0.40             (0.25)          (0.47)           10.42
           2000                             10.33        0.07               0.52             (0.17)          (0.25)           10.50
           1999(1)                          11.06        0.08               0.69             (0.06)          (1.44)           10.33
  For the years ended November 30:
           1998                             10.51        0.18               0.56             (0.18)          (0.01)           11.06
           1997(2)                          10.00        0.09               0.51             (0.09)             --            10.51
LIFE VISION MODERATE GROWTH FUND (A) (B)
Trust Shares
           2002                            $ 9.73      $ 0.17             $(0.32)           $(0.18)         $   --           $ 9.40
           2001                             10.61        0.32               0.20             (0.34)          (1.06)            9.73
           2000                             10.80        0.33               0.13             (0.21)          (0.44)           10.61
           1999(1)                          11.01        0.11               0.56             (0.09)          (0.79)           10.80
  For the years ended November 30:
           1998                             10.46        0.24               0.58             (0.24)          (0.03)           11.01
           1997(2)                          10.00        0.12               0.45             (0.11)             --            10.46
MID CAP EQUITY FUND
Trust Shares
           2002                            $10.95      $(0.01)            $(1.15)           $   --          $   --           $ 9.79
           2001                             14.10       (0.03)             (0.61)               --           (2.51)           10.95
           2000                             12.68       (0.04)              2.32                --           (0.86)           14.10
           1999                             13.79        0.01               0.07                --           (1.19)           12.68
           1998                             13.21       --                  2.54                --           (1.96)           13.79
Investor Shares
           2002                            $10.64      $(0.03)            $(1.14)           $   --          $   --           $ 9.47
           2001                             13.82       (0.05)             (0.62)               --           (2.51)           10.64
           2000                             12.50       (0.19)              2.37                --           (0.86)           13.82
           1999                             13.67       (0.06)              0.08                --           (1.19)           12.50
           1998                             13.17       (0.03)              2.49                --           (1.96)           13.67
Flex Shares
           2002                            $10.14      $(0.02)            $(1.15)           $   --          $   --           $ 8.97
           2001                             13.35       (0.07)             (0.63)               --           (2.51)           10.14
           2000                             12.17       (0.22)              2.26                --           (0.86)           13.35
           1999                             13.42       (0.14)              0.08                --           (1.19)           12.17
           1998                             13.04       (0.04)              2.38                --           (1.96)           13.42
MID CAP VALUE EQUITY FUND
Trust Shares
           2002(3)                         $10.00      $ 0.02             $ 0.94            $(0.01)         $   --           $10.95
Flex Shares
           2002(3)                         $10.00      $(0.01)            $ 0.93            $   --          $   --           $10.92
SMALL CAP GROWTH STOCK FUND
Trust Shares
           2002                            $18.37      $   --             $(1.02)           $   --          $(0.07)          $17.28
           2001                             18.30       (0.18)              1.71                --           (1.46)           18.37
           2000                             14.55       (0.08)              4.02                --           (0.19)           18.30
           1999(4)                          10.00       (0.05)              4.62                --           (0.02)           14.55
Investor Shares
           2002                            $18.26      $(0.17)            $(0.90)           $   --          $(0.07)          $17.12
           2001                             18.27       (0.59)              2.04                --           (1.46)           18.26
           2000(5)                          16.46       (0.07)              1.88                --              --            18.27
Flex Shares
           2002                            $17.85      $(0.02)            $(1.14)           $   --          $(0.07)          $16.62
           2001                             18.00       (0.25)              1.56                --           (1.46)           17.85
           2000                             14.46       (0.04)              3.77                --           (0.19)           18.00
           1999(4)                          10.00       (0.19)              4.67                --           (0.02)           14.46

+ Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(2) Trust shares were offered beginning on June 30, 1997. All ratios for the period have been annualized.
(3) Commenced operations on November 30, 2001. All ratios for the period have been annualized.
(4) Shares were offered beginning on October 8, 1998. All ratios for the period have been annualized.
(5) Investor shares were offered beginning on December 12, 1999. All ratios for the period have been annualized.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------

                                                                                                       RATIO OF
                                                                              RATIO OF              NET INVESTMENT
                                                       RATIO OF              XPENSES TO           INCOME (LOSS) TO
               NET ASSETS        RATIO OF           NET INVESTMENT       AVERAGE NET ASSETS       AVERAGE NET ASSETS      PORTFOLIO
   TOTAL         END OF         EXPENSES TO        INCOME (LOSS) TO      (EXCLUDING WAIVERS       (EXCLUDING WAIVERS      TURNOVER
  RETURN+     PERIOD (000)  AVERAGE NET ASSETS    AVERAGE NET ASSETS     AND REIMBURSEMENTS)      AND REIMBURSEMENTS)       RATE
 -------     ------------   ------------------    ------------------     -------------------      ------------------      ---------


  (6.96)%      $  34,398           0.25%                0.17%                   0.41%                   0.01%              101%
   3.07           23,936           0.25                 1.05                    0.43                    0.87               202
   7.25           18,412           0.25                 0.48                    0.44                    0.29               183
  10.99           18,699           0.27                 0.28                    0.63                   (0.08)               33

   6.53           16,230           0.25                 0.23                    0.66                   (0.18)               75
   6.82           13,712           0.25                 0.72                    0.73                    0.24                34


  (2.97)%      $  77,395           0.25%                1.25%                   0.39%                   1.11%              166%
   6.31           37,550           0.25                 2.41                    0.39                    2.27               286
   5.81           30,473           0.25                 1.77                    0.42                    1.60               189
   7.75           21,950           0.27                 1.38                    0.60                    1.05                40

   7.12           19,042           0.25                 1.68                    0.59                    1.34                57
   5.97           22,521           0.25                 2.11                    0.59                    1.77                25


  (1.52)%      $  88,592           0.25%                1.81%                   0.36%                   1.70%              202%
   5.28           73,429           0.25                 3.04                    0.37                    2.92               247
   4.46           69,622           0.25                 2.19                    0.37                    2.07               151
   6.35           88,188           0.27                 1.90                    0.42                    1.75                48

   7.90           93,211           0.25                 2.21                    0.42                    2.04                52
   5.70           89,442           0.25                 2.66                    0.42                    2.49                43


 (10.59)%       $171,813           1.22%               (0.18)%                  1.24%                  (0.20)%              87%
  (6.92)         156,111           1.21                (0.24)                   1.25                   (0.28)              100
  19.10          206,545           1.17                   --                    1.25                   (0.08)              131
   1.61          254,055           1.17                (0.47)                   1.28                   (0.58)               76
  21.14          337,825           1.16                (0.29)                   1.27                   (0.40)              129

 (11.00)%      $  10,766           1.68%               (0.63)%                  1.89%                  (0.84)%              87%
  (7.34)          12,316           1.66                (0.69)                   1.86                   (0.89)              100
  18.55           14,513           1.62                (0.43)                   1.81                   (0.62)              131
   1.17           19,230           1.62                (0.90)                   1.76                   (1.04)               76
  20.56           24,930           1.61                (0.75)                   1.84                   (0.98)              129

 (11.54)%      $  13,937           2.28%               (1.23)%                  2.50%                  (1.45)%              87%
  (7.88)          12,910           2.26                (1.29)                   2.46                   (1.49)              100
  17.87           14,588           2.22                (1.05)                   2.44                   (1.27)              131
   0.56           15,804           2.22                (1.52)                   2.48                   (1.78)               76
  19.80           19,042           2.21                (1.37)                   2.47                   (1.63)              129


   9.65%        $174,859           1.27%                0.29%                   1.37%                   0.19%               30%

   9.24%         $ 5,465           1.89%               (0.31)%                  2.72%                  (1.14)%              30%


  (5.55)%       $593,211           1.25%               (1.01)%                  1.25%                  (1.01)%             100%
   8.33          508,857           1.24                (0.95)                   1.25                   (0.96)              112
  27.24          431,478           1.20                (0.86)                   1.23                   (0.89)              110
  45.70          152,290           1.20                (0.48)                   1.49                   (0.77)               75

  (5.86)%      $  24,978           1.61%               (1.37)%                  1.88%                  (1.64)%             100%
   7.89           28,933           1.60                (1.33)                   1.87                   (1.60)              112
  11.00           39,865           1.55                (1.26)                   1.79                   (1.50)              110

  (6.50)%      $  29,457           2.31%               (2.07)%                  2.41%                  (2.17)%             100%
   7.19           26,941           2.29                (2.01)                   2.39                   (2.11)              112
  25.95           23,228           2.25                (1.92)                   2.42                   (2.09)              110
  44.78            6,158           2.25                (1.50)                   3.19                   (2.44)               75


(A) On May 24, 1999, the CrestFund Life Vision Maximum Growth, CrestFund Life Vision Growth and Income, and CrestFund Life Vision Balanced Portfolios exchanged all of their assets and certain liabilities for shares of the Life Vision Aggressive Growth, Life Vision Growth and Income, and Life Vision Moderate Growth Funds, respectively. The CrestFund Life Vision Maximum Growth, CrestFund Life Vision Growth and Income, and CrestFund Life Vision Balanced Portfolios are the accounting survivors in these transactions, and as a result, their basis of accounting for assets and liabilities and their operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights. (B) The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying STIClassic Funds. Amounts designated as "--" are either $0 or have been rounded to $0.


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIODS ENDED MAY 31, (UNLESS OTHERWISE INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                                                  RATIO OF
                                NET ASSET                      NET REALIZED AND    DISTRIBUTIONS
                                  VALUE          NET           UNREALIZED GAINS      FROM NET        DISTRIBUTIONS      NET ASSET
                                BEGINNING    INVESTMENT            (LOSSES)         INVESTMENT       FROM REALIZED      VALUE END
                                OF PERIOD   INCOME (LOSS)       ON INVESTMENTS        INCOME         CAPITAL GAINS      OF PERIOD
                               ----------   -------------     -----------------    --------------    -------------      ---------
SMALL CAP VALUE EQUITY FUND
Trust Shares
           2002                   $12.21        $ 0.08                $ 2.35            $(0.10)          $   --            $14.54
           2001                     9.13          0.17                  3.07             (0.16)              --             12.21
           2000                     9.70          0.13                 (0.59)            (0.11)              --              9.13
           1999                    12.88          0.13                 (2.57)            (0.13)           (0.61)             9.70
           1998                    11.07          0.14                  2.41             (0.12)           (0.62)            12.88
Flex Shares
           2002                   $12.15        $   --                $ 2.29            $(0.01)          $   --            $14.43
           2001                     9.10          0.07                  3.04             (0.06)              --             12.15
           2000                     9.65            --                 (0.54)            (0.01)              --              9.10
           1999                    12.80          0.01                 (2.53)            (0.02)           (0.61)             9.65
           1998(1)                 11.28          0.03                  2.17             (0.06)           (0.62)            12.80
TAX SENSITIVE GROWTH STOCK FUND
Trust Shares
           2002                   $26.74        $(0.02)               $(3.47)           $   --           $   --            $23.25
           2001                    33.10         (0.03)                (6.33)               --               --             26.74
           2000                    29.96          0.02                  3.12                --               --             33.10
           1999(2)                 25.61          0.02                  4.34             (0.01)              --             29.96
Flex Shares
           2002                   $26.10        $(0.41)               $(3.24)           $   --           $   --            $22.45
           2001                    32.65         (0.36)                (6.19)               --               --             26.10
           2000                    29.85         (0.16)                 2.96                --               --             32.65
           1999(3)                 25.52         (0.04)                 4.37                --               --             29.85
VALUE INCOME STOCK FUND
Trust Shares
           2002                   $11.61        $ 0.12                $(0.56)           $(0.12)          $   --            $11.05
           2001                    10.38          0.19                  1.24             (0.20)              --             11.61
           2000                    12.85          0.23                 (1.49)            (0.22)           (0.99)            10.38
           1999                    13.90          0.24                  1.02             (0.24)           (2.07)            12.85
           1998                    13.71          0.26                  2.62             (0.27)           (2.42)            13.90
Investor Shares
           2002                   $11.58        $ 0.08                $(0.56)           $(0.09)          $   --            $11.01
           2001                    10.35          0.14                  1.25             (0.16)              --             11.58
           2000                    12.81          0.19                 (1.48)            (0.18)           (0.99)            10.35
           1999                    13.87          0.19                  1.02             (0.20)           (2.07)            12.81
           1998                    13.68          0.20                  2.62             (0.21)           (2.42)            13.87
Flex Shares
           2002                   $11.46        $   --                $(0.55)           $(0.01)          $   --            $10.90
           2001                    10.24          0.04                  1.26             (0.08)              --             11.46
           2000                    12.68          0.08                 (1.44)            (0.09)           (0.99)            10.24
           1999                    13.75          0.10                  1.01             (0.11)           (2.07)            12.68
           1998                    13.61          0.12                  2.57             (0.13)           (2.42)            13.75
VANTAGE FUND
Trust Shares
           2002(4)                $10.00        $(0.03)               $(0.32)           $   --           $   --            $ 9.65
Flex Shares
           2002(5)                $10.49        $ 0.03                $(0.83)           $(0.05)          $   --            $ 9.64



  + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(1) Flex shares were offered beginning on June 5, 1997. All ratios for the period have been annualized.
(2) Trust shares were offered beginning on December 11, 1998. All ratios for the period have been annualized.
(3) Flex shares were offered beginning on December 15, 1998. All ratios for the period have been annualized.
(4) Trust shares were offered beginning on November 30, 2001. All ratios for the period have been annualized.
(5) Flex shares were offered beginning on March 11, 2002. All ratios for the period have been annualized.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Amounts  designated  as "--" are  either  $0 or have  been rounded to $0.

--------------------------------------------------------------------------------

                                                                                                        RATIO OF
                                                                                 RATIO OF            NET INVESTMENT
                                                          RATIO OF              EXPENSES TO         INCOME (LOSS) TO
                NET ASSETS          RATIO OF           NET INVESTMENT       AVERAGE NET ASSETS     AVERAGE NET ASSETS   PORTFOLIO
  TOTAL           END OF           EXPENSES TO        INCOME (LOSS) TO      (EXCLUDING WAIVERS     (EXCLUDING WAIVERS    TURNOVER
 RETURN+       PERIOD (000)    AVERAGE NET ASSETS    AVERAGE NET ASSETS     AND REIMBURSEMENTS)    AND REIMBURSEMENTS)    RATE
-------        -----------     ------------------    ------------------     -------------------    ------------------   ---------
  20.06%       $  614,199             1.25%                0.67%                  1.25%                    0.67%           29%
  35.90           401,900             1.25                 1.72                   1.25                     1.72            86
  (4.72)          212,074             1.22                 1.31                   1.25                     1.28            65
 (18.72)          301,984             1.22                 1.27                   1.27                     1.22            63
  23.59           390,841             1.21                 1.07                   1.31                     0.97            55

  18.92%       $   32,708             2.31%               (0.38)%                 2.52%                   (0.59)%          29%
  34.30            11,167             2.30                 0.63                   2.66                     0.27            86
  (5.65)            8,596             2.27                 0.21                   2.56                    (0.08)           65
 (19.52)           19,465             2.27                 0.21                   2.55                    (0.07)           63
  22.29            40,613             2.06                 0.01                   2.35                    (0.28)           55


 (13.05)%      $  244,707             1.24%               (0.10)%                 1.24%                   (0.10)%          69%
 (19.21)          460,311             1.24                (0.10)                  1.25                    (0.11)          103
  10.48           710,179             1.20                 0.13                   1.26                     0.07            30
  17.04           223,543             1.20                 0.21                   1.34                     0.07            18

 (13.98)%      $  167,973             2.31%               (1.16)%                 2.36%                   (1.21)%          69%
 (20.06)          233,496             2.30                (1.15)                  2.34                    (1.19)          103
   9.38           290,595             2.25                (0.91)                  2.35                    (1.01)           30
  16.97            75,875             2.25                (0.80)                  2.48                    (1.03)           18


  (3.68)%      $  686,014             0.90%                1.13%                  0.90%                    1.13%           60%
  14.09           704,842             0.90                 1.70                   0.90                     1.70            77
 (10.52)          921,797             0.89                 2.02                   0.89                     2.02            62
  11.13         1,589,951             0.92                 1.91                   0.92                     1.91            69
  23.10         1,725,418             0.92                 1.85                   0.92                     1.85            99

  (4.14)%      $   75,697             1.28%                0.74%                  1.31%                    0.71%           60%
  13.63            85,584             1.28                 1.31                   1.31                     1.28            77
 (10.83)          104,178             1.28                 1.64                   1.28                     1.64            62
  10.71           194,312             1.28                 1.55                   1.28                     1.55            69
  22.71           210,591             1.27                 1.47                   1.27                     1.47            99

  (4.82)%      $   59,392             2.02%                  --%                  2.05%                   (0.03)%          60%
  12.85            65,895             2.01                 0.59                   2.05                     0.55            77
 (11.50)           84,563             2.02                 0.91                   2.03                     0.90            62
   9.91           167,000             2.02                 0.81                   2.03                     0.80            69
  21.76           180,530             2.01                 0.78                   2.01                     0.78            99


  (3.50)%        $  8,816             2.03%               (0.78)%                 2.15%                   (0.90)%       1,063%

  (3.60)%           $ 860             2.73%               (1.43)%                 2.83%                   (1.53)%       1,063%


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002


1. Organization:

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with forty funds as of May 31, 2002: the Balanced Fund, the Capital Appreciation Fund, the Growth and Income Fund, the Information and Technology Fund (formerly E-Commerce Opportunity Fund), the International Equity Fund, the International Equity Index Fund, the Life Vision Aggressive Growth Fund, the Life Vision Growth and Income Fund, the Life Vision Moderate Growth Fund, the Mid-Cap Equity Fund, the Mid Cap Value Equity Fund, the Small Cap Growth Stock Fund, the Small Cap Value Equity Fund, the Tax Sensitive Growth Stock Fund, the Value Income Stock Fund, the Vantage Fund, (collectively the "Equity Funds" or the "Funds"), the Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, the High Income Fund, the Investment Grade Bond Fund, the Investment Grade Tax-Exempt Bond Fund, the Limited-Term Federal Mortgage Securities Fund, the Maryland Municipal Bond Fund, the Short-Term Bond Fund, the Short-Term U.S. Treasury Securities Fund, the Strategic Income Fund, the U.S. Government Securities Fund, the Virginia Intermediate Municipal Bond Fund, the Virginia Municipal Bond Fund, (collectively the "Fixed Income Funds"), the Prime Quality Money Market Fund, the Tax-Exempt Money Market Fund, the U.S. Government Securities Money Market Fund, the U.S. Treasury Money Market Fund, the Virginia Tax-Free Money Market Fund (formerly the Tax-Free Money Market Fund) (collectively the "Retail Money Market Funds"), the Classic Institutional Cash Management Money Market Fund, the Classic Institutional U.S. Government
Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund, (collectively the "Institutional Money Market Funds"), the Classic Institutional Short-Term Bond Fund, the Classic Institutional Super Short Income Plus Fund, and the Classic Institutional U.S. Government "Institutional Fixed Income Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The financial statements presented herein are those of the Equity Funds. The financial statements of the Fixed Income Funds, Retail Money Market Funds and Institutional Money Market Funds are not presented herein, but presented separately.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust.

     SECURITY VALUATION -- Investment securities held by the Equity Funds that are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Foreign securities in the International Equity Fund and the International Equity Index Fund are valued based upon quotations from the primary market in which they are traded. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Securities for which current market quotations are not readily available, of which there are none as of May 31, 2002, are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. The assets of the Life Vision Aggressive Growth Fund, Life Vision Growth and Income Fund and the Life Vision Moderate Growth Fund consist primarily of the investments in the underlying affiliated investment companies, which are valued at their respective daily net asset values.

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period.
     Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral

--------------------------------------------------------------------------------


     declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated each business day, by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share for Investor shares of the Balanced, Capital Appreciation, Growth and Income, International Equity, International Equity Index, Mid-Cap Equity, Small Cap Growth Stock, and Value Income Stock Funds is equal to the net asset value per share plus a sales load of 3.75%.

     Flex Shares of the Funds may be purchased at their net asset value. Shares redeemed within the first year after purchase will be subject to a contingent deferred sales charge ("CDSC") equal to 2.00% for either the net asset value of the shares at the time of purchase or the net asset value of the shares next calculated after the Fund receives the sale request, whichever is less. The CDSC will not apply to shares redeemed after such time.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity and the International Equity Index Funds are maintained in U.S. dollars on the following basis:

         (I) market value of investment securities, assets and liabilities at the current rate of exchange; and
        (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity and the International Equity Index Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The International Equity and the International Equity Index Funds report certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     TBA PURCHASE COMMITMENTS -- The Balanced Fund may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."

     SHORT SALES -- As consistent with the Funds' investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Funds own at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

     Uncovered short sales are transactions under which the Funds sell a security they do not own. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. Until the security is replaced, the Funds are required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon the determination of a short sale.

     Until the Funds close their short position or replaces the borrowed security, the Funds will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Funds' short positions.

     OTHER -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets. Fund expenses are pro-rated to the respective classes on the basis of relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders, which are determined in accordance with income tax regulations are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid each calendar quarter by the Equity Funds, except for the International Equity and the International Equity Index Funds. These Funds distribute income annually. Any net realized capital

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002


     gains on sales of securities are distributed to shareholders at least annually.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

     IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Funds implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on June 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.

     CHANGE IN ACCOUNTING PRINCIPLE -- Effective June 1, 2001, the Funds also began to classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income as required by the Guide. The effect of the accounting changes had no impact on total net assets of the Funds or the Funds' net asset values.

     The effect of this change for the period ended May 31, 2002, was to decrease net investment income and increase realized gains and losses by $197,575 for the Balanced Fund.


3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Trust has entered into an agreement with the Distributor to act as an agent in placing repur- chase agreements for the Trust.

For the period ended May 31, 2002, the following Funds paid the distributor through a reduction in the yield earned by the Funds on those repurchase agreements:

    Balanced Fund .............................. $15,231
    Capital Appreciation Fund ..................  14,872
    Information and Technology Fund ............   1,483
    Mid-Cap EquityFund .........................   8,122
    Mid Cap Value Fund .........................   3,495
    Small Cap Growth Stock Fund ................   3,197
    Small Cap Value Equity Fund ................  56,046
    Tax Sensitive Growth Stock Fund ............   3,097
    Value Income Stock Fund ....................  30,960
    Vantage Fund ...............................     520

In addition to the investment advisory and management fees, custodian fees, service fees, administrator and transfer agent fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing of shareholder reports, legal, auditing, insurance and other miscellaneous expenses. In addition to the Fund's direct expenses as described above, Fund shareholders of the Life Vision Funds also bear a proportionate share of the underlying Funds' expenses.

4. Administration, Transfer Agency Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated May 29, 1995, as amended November 19, 1997 and March 1, 1999 under which the Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated May 14, 1994 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and SunTrust Securities Inc., a wholly-owned subsidiary of SunTrust Banks, Inc., ("STS") are parties to an agreement under which STS provides shareholder support and other account-related services. Shareholder service fees (including out of pocket expenses) paid to STS for the year or period ended May 31, 2002 were:

    Balanced Fund .............................. $ 7,470
    Capital Appreciation Fund ..................  35,791
    Growth and Income Fund .....................  22,938
    Information and Technology Fund ............   1,743
    International Equity Fund ..................   4,747
    International Equity Index Fund ............   6,013
    Life Vision Aggressive Growth Fund .........     680
    Life Vision Growth and Income Fund .........   1,273
    Life Vision Moderate Growth Fund ...........   2,041
    Mid-Cap EquityFund .........................   4,849
    Mid Cap Value Equity Fund ..................   1,355
    Small Cap Growth Stock Fund ................  14,687
    Small Cap Value Equity Fund ................  12,341
    Tax Sensitive Growth Stock Fund ............  13,175
    Value Income Stock Fund ....................  19,807
    Vantage Fund ...............................      86

--------------------------------------------------------------------------------


The Trust and the Distributor are parties to a Distribution and Service Agreement dated May 29, 1995 regarding the Flex Shares and a Distribution Agreement dated November 21, 1995 with respect to the Trust and Investor shares. The Distributor will receive no fees for its distribution services under this agreement for the Trust Shares of any Fund. With respect to the Investor Shares and Flex Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of Flex Shares) a Distribution and Service Plan, as outlined in the table in footnote 5 under the column titled "Distribution Fee."


5. Investment Advisory and Custodian Agreements:

The Trust and STI Capital Management, N.A., Trusco Capital Management and SunTrust Bank, Atlanta have entered into advisory agreements dated May 29, 1992, June 15, 1993 and December 20, 1993, respectively.

Under terms of the respective agreements, the Funds are charged the following annual fees based upon average daily net assets:

                                                              MAXIMUM
                                                              FLEX SHARE
                                MAXIMUM         MAXIMUM      DISTRIBUTION
                                ANNUAL     INVESTOR SHARE        AND
                             ADVISORY FEE   DISTRIBUTION FEE  SERVICE FEE
                             ------------  ------------ ---- ------------
Balanced Fund ......................  0.95%      0.28%         1.00%
Capital Appreciation Fund ..........  1.15%      0.68%         1.00%
Growth and Income Fund .............  0.90%      0.25%         1.00%
Information and Technology Fund ....  1.10%        --          1.00%
International Equity Fund ..........  1.25%      0.33%         1.00%
International Equity Index Fund ....  0.90%      0.38%         1.00%
Life Vision Aggressive Growth Fund .  0.25%        --            --
Life Vision Growth and Income Fund .  0.25%        --            --
Life Vision Moderate Growth Fund ...  0.25%        --            --
Mid-Cap Equity Fund ................  1.15%      0.43%         1.00%
Mid Cap Value Equity Fund ..........  1.25%        --          1.00%
Small Cap Growth Stock Fund ........  1.15%      0.50%         1.00%
Small Cap Value Equity Fund ........  1.15%        --          1.00%
Tax Sensitive Growth Stock Fund ....  1.15%        --          1.00%
Value Income Stock Fund ............  0.80%      0.33%         1.00%
Vantage Fund .......................  1.60%        --          1.00%

The Investment Adviser and the Distributor have voluntarily agreed to waive all or a portion of their fees (and to reimburse Funds' expenses) in order to limit operating expenses. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

SunTrust Bank, acts as custodian for all the Funds except the International Equity and the International Equity Index Funds who utilize the Bank of New York as custodian. Fees of the custodians are paid on the basis of the net assets of the Funds. The custodians play no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

6. Investment Transactions:

The cost of purchases and the proceeds  from  sales  of   securities,  excluding
short-term investments and U.S. Government securities, for the period ended May 31, 2002, were as follows:
                                          PURCHASES        SALES
                                           (000)           (000)
                                         ----------    -----------
Balanced Fund ......................    $  209,998     $  174,243
Capital Appreciation Fund ..........     1,206,835      1,069,982
Growth and Income Fund .............       643,132        619,093
Information and Technology Fund ....       724,248        739,151
International Equity Fund ..........       242,728        188,852
International Equity Index Fund ....       161,357         83,627
Life Vision Aggressive Growth Fund .        39,842         27,466
Life Vision Growth and Income Fund .       125,752         83,987
Life Vision Moderate Growth Fund ...       181,143        163,603
Mid-Cap Equity Fund ................       191,939        156,792
Mid Cap Value Equity Fund ..........       194,505         34,353
Small Cap Growth Stock Fund ........       707,530        589,431
Small Cap Value Equity Fund ........       282,550        132,588
Tax Sensitive Growth Stock Fund ....       360,066        541,786
Value Income Stock Fund ............       447,404        454,964
Vantage Fund .......................        28,619         23,761

The cost of U.S. Government security purchases and the proceeds from the sale of U.S. Government securities for the Balanced Fund during the period ended May 31, 2002, were $92,195 and $79,539, respectively.

7. Federal Tax Information:

RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses, and the classification of short-term capital gains and ordinary income for tax purposes, return of capital distribution and paydowns have been reclassified to/from the following accounts.
                                  UNDISTRIBUTED
                                       NET      ACCUMULATED
                                   INVESTMENT    REALIZED   PAID-IN-
                                     INCOME        LOSS      CAPITAL
                                      (000)        (000)      (000)
                                  ------------  ----------  ---------
 Balanced Fund ..................... $  198     $  (198)   $    --
 Capital Appreciation Fund ......... 10,142           6    (10,148)
 Information & Technology Fund .....    810          --       (810)
 International Equity Fund .........    689        (723)        34
 International Equity Index Fund ...   (271)        271         --
 Life Vision Aggressive Growth Fund      10          --        (10)
 Life Vision Growth and Income Fund      79         (79)        --
 Mid-Cap Equity Fund ...............    534          --       (534)
 Small Cap Growth Stock Fund .......  6,319      (3,658)    (2,661)
 Tax Sensitive Growth Stock Fund ...  2,595          --     (2,595)
 Vantage Fund ......................     28          --        (28)

 Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002



The tax character of dividends and distributions paid during the years ended May 31, 2002 and May 31, 2001 were as follows (000):
                      ORDINARY         LONG-TERM      RETURN OF
                       INCOME        CAPITAL GAINS     CAPITAL      TOTALS
                  2002      2001     2002    2001   2002   2001   2002    2001
                 -----      ----     ----    ----   ----   ----   ----    ----
 Balanced Fund ..$4,785 $ 7,200  $ 7,838  $ 5,462   $--    $-- $12,623  $ 12,662
 Capital
   Appreciation
   Fund .........    --  29,385   13,155  217,524    --     --  13,155   246,909
 Growth and
   Income
   Fund ......... 4,435   4,934       --   27,271    --     --   4,435    32,205
 Information
   and
   Technology
   Fund .........    --      --       --       --    --     --      --        --
 International
   Equity
   Fund .........    --  15,298       --   11,256    --      3      --    26,557
 International
   Equity
   Index Fund ...   778   3,864       --    1,068    --     --     778     4,932
 Life Vision
   Aggressive
   Growth Fund ..    47     862       --    1,858    10      4      57     2,724
 Life Vision
   Growth and
   Income Fund ..   598   1,650       --    1,139    --     --     598     2,789
 Life Vision
   Moderate
   Growth Fund .. 1,472   3,398       --    5,600    --     --   1,472     8,998
 Mid-Cap Equity
   Fund .........    --  25,724       --   15,499    --      1      --    41,224
 Mid Cap Value
   Equity Fund ..   128      --       --       --    --     --     128        --
 Small Cap Growth
   Stock Fund ...    --   8,557    2,415   32,091    --     --   2,415    40,648
 Small Cap Value
   Equity Fund .. 3,515   3,869       --       --    --     --   3,515     3,869
 Tax Sensitive
   Growth
   Stock Fund ...    --      --       --       --    --     --      --        --
 Value Income
   Stock Fund ... 8,410  16,671       --       --    --     --   8,410    16,671
 Vantage Fund        --      --       --       --    --     --      --        --

 Amounts designated as "--" are either $0 or have been rounded to $0.



As of May 31, 2002, the components of Distributable Earnings/(accumulated Losses) on a tax basis were as follows (000):
                             UNDISTRIBUTED   UNDISTRIBUTED    UNREALIZED
                               ORDINARY        LONG-TERM     APPRECIATION
                                INCOME       CAPITAL GAIN   (DEPRECIATION)
                             ------------   -------------   --------------
Balanced Fund ................. $  979           $ --        $  16,162
Capital Appreciation Fund .....     --             --          165,449
Growth and Income Fund ........  1,255             --           94,546
Information and Technology Fund     --             --           (2,151)
International Equity Fund .....  1,450             --           (3,103)
International Equity Index Fund  1,081             --          (32,281)
Life Vision Aggressive
 Growth Fund ..................     --             --           (1,213)
Life Vision Growth and
 Income Fund ..................    120             --              424
Life Vision Moderate
 Growth Fund ..................    287             --           (1,419)
Mid-Cap Equity Fund ...........     --             --           22,502
Mid Cap Value Equity Fund .....  2,269             --            3,286
Small Cap Growth Stock Fund ...     --          9,070           66,537
Small Cap Value Equity Fund ...  1,041             --          121,741
Tax Sensitive Growth Stock Fund     --             --           35,186
Value Income Stock Fund .......  1,409             --           54,666
Vantage Fund ..................     --             --             (302)

 Amounts designated as "--" are either $0 or have been rounded to $0.

The Funds had capital loss carryforwards at May 31, 2002 as follows (000):

                                CAPITAL LOSS    CAPITAL LOSS    CAPITAL LOSS
                                 CARRYOVERS      CARRYOVERS      CARRYOVERS
                                  EXPIRING        EXPIRING        EXPIRING
PORTFOLIO                           2006            2007            2008
----------                      -----------     -----------     ------------
Balanced Fund .................     $  --          $  --            $  --
Capital Appreciation Fund .....        --             --           16,349
Growth and Income Fund ........        --             --               --
Information and Technology Fund        --             --               18
International Equity Fund .....     3,869          2,086               --
International Equity Index Fund        --             --               --
Life Vision Aggressive
 Growth Fund ..................        --             --               --
Life Vision Growth and
 Income Fund ..................        --             --               --
Life Vision Moderate
 Growth Fund ..................        --             --               --
Mid-Cap Equity Fund ...........        --             --               --
Small Cap Growth Stock Fund ...        --          4,190               --
Small Cap Value Equity Fund ...        --         13,277           29,374
Tax Sensitive Growth Stock Fund        --            142           40,227
Value Income Stock Fund .......        --             --               --
Vantage Fund ..................        --             --               --

                             CAPITAL LOSS    CAPITAL LOSS
                              CARRYOVERS      CARRYOVERS      POST      POST
                               EXPIRING        EXPIRING     OCTOBER    OCTOBER
PORTFOLIO                        2009            2010         LOSS    CURRENCY
----------                    ----------     ------------  ---------  --------
Balanced Fund ...............    $  --           $  --       $  645     $  --
Capital Appreciation Fund ...       --           4,420           --        --
Growth and Income Fund ......      723           2,132           --        --
Information and
 Technology Fund ............    1,084          68,371        4,228        --
International Equity Fund ...    3,394          27,543       13,255        23
International Equity
 Index Fund .................    6,234          23,827       15,376       305
Life Vision Aggressive
 Growth Fund ................       --              16           --        --
Life Vision Growth and
 Income Fund ................       --           1,546           21        --
Life Vision Moderate
 Growth Fund ................       --             584          459        --
Mid-Cap Equity Fund .........       --           3,489       30,722        --
Small Cap Growth Stock Fund .       --              --           --        --
Small Cap Value Equity Fund .       --           3,105           --        --
Tax Sensitive Growth
 Stock Fund ...............    143,458              --           --        --
Value Income Stock Fund ...    184,255              --           --        --
Vantage Fund ................       --              --          187        --


Amounts designated as "--" are either $0 or have been rounded to $0.

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

Included in the Capital Appreciation and Small Cap Growth Fund are capital loss carryforwards acquired in previous mergers. Utilization of these losses may be limited in accordance with federal tax regulations.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2001 through May 31, 2001 that, in accordance with federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

--------------------------------------------------------------------------------


The following Funds had cumulative wash sales for the fiscal year ended May 31, 2002.

FUND                                                AMOUNT
-----                                            ----------
Balanced Fund ................................. $   303,328
Capital Appreciation Fund .....................   1,518,833
Growth and Income Fund ........................     800,665
Information and Technology Fund ...............     902,832
International Equity Fund .....................   3,633,374
International Equity Index Fund ...............  13,641,281
Life Vision Aggressive Growth Fund ............   1,231,826
Life Vision Growth and Income Fund ............   2,040,198
Life Vision Moderate Growth Fund ..............   5,971,625
Mid-Cap Equity Fund ...........................     296,949
Mid Cap Value Equity Fund .....................       2,142
Small Cap Growth Stock Fund ...................   1,794,852
Small Cap Value Equity Fund ...................      22,130
Tax Sensitive Growth Stock Fund ...............   1,378,911
Value Income Stock Fund .......................   2,006,953
Vantage Fund ..................................     233,737

At May 31, 2002, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes are different from amounts reported for financial reporting purposes due to wash sales which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at May 31, 2002, were as follows:
                                   AGGREGATE     AGGREGATE         NET
                                     GROSS         GROSS       UNREALIZED
                                  UNREALIZED    UNREALIZED    APPRECIATION
                                 APPRECIATION (DEPRECIATION) (DEPRECIATION)
FUND                                 (000)         (000)          (000)
----                             ------------  ------------   -------------
Balanced Fund ................... $ 30,354       $(14,192)      $ 16,162
Capital Appreciation Fund .......  264,497        (99,048)       165,449
Growth and Income Fund ..........  142,539        (47,993)        94,546
Information and Technology Fund .    1,185         (3,336)        (2,151)
International Equity Fund .......   18,742        (21,855)        (3,113)
International Equity Index Fund .   25,612        (58,006)       (32,394)
Life Vision Aggressive
   Growth Fund ..................    1,659         (2,872)        (1,213)
Life Vision Growth and
   Income Fund ..................    3,556         (3,132)           424
Life Vision Moderate Growth Fund     5,188         (6,607)        (1,419)
Mid-Cap Equity Fund .............   31,470         (8,968)        22,502
Mid Cap Value Equity Fund .......   13,362        (10,076)         3,286
Small Cap Growth Stock Fund .....  119,597        (53,060)        66,537
Small Cap Value Equity Fund .....  135,047        (13,306)       121,741
Tax Sensitive Growth Stock Fund .   72,197        (37,011)        35,186
Value Income Stock Fund .........   96,079        (41,413)        54,666
Vantage Fund ....................      117           (419)          (302)

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002


8. Capital Share Transactions:

Capital Share Transactions for the Funds were as follows (000):

                                                                               CAPITAL                    GROWTH AND
                                                     BALANCED FUND         APPRECIATION FUND              INCOME FUND
                                                ------------------------  --------------------------  -----------------------
                                                  06/01/01-    06/01/00-     06/01/01-     06/01/00-  06/01/01-    06/01/00-
                                                  05/31/02     05/31/01      05/31/02      05/31/01   05/31/02     05/31/01
                                                ----------     ---------    ----------     --------   --------     ----------
  Trust Shares:
    Shares Issued ..............................   7,317         4,141        42,503        15,774     10,865       15,726
    Shares Issued in Connection with Fund
      Reorganizations ..........................      --            --            --        16,143         --           --
    Shares Issued in Lieu of Cash Distributions      769           752           676        11,118        115        1,340
    Shares Redeemed ............................  (4,133)       (5,741)      (29,530)      (33,979)   (11,203)     (16,409)
                                                 -------      ---------    ---------      --------   --------     --------
    Net Trust Share Transactions ...............   3,953          (848)       13,649         9,056       (223)         657
                                                 -------      ---------    ---------      --------   --------     --------
  Investor Shares:
    Shares Issued ..............................     218            35           767           435        145          351
    Shares Issued in Lieu of Cash Distributions       27            27           133         2,538        367           75
    Shares Redeemed ............................    (100)         (187)       (2,079)       (2,961)      (515)        (504)
                                                 -------      ---------    ---------      --------   --------     --------
    Net Investor Share Transactions ............     145          (125)       (1,179)           12         (3)         (78)
                                                 -------      ---------    ---------      --------   --------     --------
  Flex Shares:
    Shares Issued ..............................   2,104         1,599         3,182         1,334      2,906        2,141
    Shares Issued in Connection with Fund
      Reorganizations ..........................      --            --            --           440         --           --
    Shares Issued in Lieu of Cash Distributions      186           160            83         1,358         --          106
    Shares Redeemed ............................  (1,277)       (1,419)       (2,123)       (2,335)    (1,215)      (1,039)
                                                 -------      ---------    ---------      --------   --------     --------
    Net Flex Share Transactions ................   1,013           340         1,142           797      1,691        1,208
                                                 -------      ---------    ---------      --------   --------     --------
    Net Change in Capital Shares ...............   5,111          (633)       13,612         9,865      1,465        1,787
                                                 =======      =========    =========      ========   ========     ========

                                                       LIFE VISION               MID-CAP EQUITY              MID CAP
                                                  MODERATE GROWTH FUND                FUND               VALUE EQUITY FUND
                                                ---------------------------  -------------------------- -------------------
                                                  06/01/01-      06/01/00-     06/01/01-      06/01/00-     11/30/01*-
                                                  05/31/02       05/31/01      05/31/02       05/31/01       05/31/02
                                                ------------   ------------   -----------   ------------   ------------
  Trust Shares:
    Shares Issued ..............................     3,884          5,756       24,362           9,459         17,613
    Shares Issued in Lieu of Cash
       Distributions ...........................       157            920           --           2,492              2
    Shares Redeemed ............................    (2,169)        (5,690)     (21,065)        (12,345)        (1,643)
                                                   -------       --------     --------        --------       --------
    Net Trust Share Transactions ...............     1,872            986        3,297            (394)        15,972
                                                   -------       --------     --------        --------       --------
  Investor Shares:
    Shares Issued ..............................        --             --          520             635             --
    Shares Issued in Lieu of Cash
       Distributions ...........................        --             --           --             202             --
    Shares Redeemed ............................        --             --         (541)           (729)            --
                                                   -------       --------     --------        --------       --------
    Net Investor Share Transactions ............        --             --          (21)            108             --
                                                   -------       --------     --------        --------       --------
  Flex Shares:
    Shares Issued ..............................        --             --          707             441            518
    Shares Issued in Lieu of Cash
       Distributions ...........................        --             --           --             214             --
    Shares Redeemed ............................        --             --         (427)           (474)           (18)
                                                   -------       --------     --------        --------       --------
    Net Flex Share Transactions ................        --             --          280             181            500
                                                   -------       --------     --------        --------       --------
    Net Change in Capital Shares ...............     1,872            986        3,556            (105)        16,472
                                                   =======       ========     ========        ========       ========

*Commencement of Operations.
Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------


                                                            INTERNATIONAL             LIFE VISION               LIFE VISION
    INFORMATION AND            INTERNATIONAL                EQUITY INDEX               AGGRESSIVE                GROWTH AND
    TECHNOLOGY FUND             EQUITY FUND                    FUND                    GROWTH FUND               INCOME FUND
 ---------------------   ----------------------       ----------------------    -----------------------    ------------------------
 06/01/01-   06/01/00-   06/01/01-     06/01/00-      06/01/01-    06/01/00-    06/01/01-     06/01/00-    06/01/01-      06/01/00
 05/31/02    05/31/01    05/31/02      05/31/01       05/31/02     05/31/01     05/31/02      05/31/01     05/31/02       05/31/01
 --------   ---------    --------      --------       -------      --------     --------      ---------    --------       ---------

   1,226      2,421       13,263        4,749          14,145       7,104          1,990      1,350         5,298           2,263
      --         --           --           --              --          --             --         --            --              --
      --         --           --        1,877              83         230              6        262            61             270
  (3,771)    (2,603)      (6,505)     (10,018)         (5,918)    (10,554)          (722)      (876)       (1,208)         (1,833)
--------    -------     --------     --------        --------    --------        -------    -------      --------        --------
  (2,545)      (182)       6,758       (3,392)          8,310      (3,220)         1,274        736         4,151             700
--------    -------     --------     --------        --------    --------        -------    -------      --------       ----------

      --         --       22,904        3,452          13,957       1,680             --         --            --              --
      --         --           --           70               1           2             --         --            --              --
      --         --      (23,074)      (3,618)        (13,936)     (1,701)            --         --            --              --
--------    -------     --------     --------        --------    --------        -------    -------      --------        --------
      --         --         (170)         (96)             22         (19)            --         --            --              --
--------    -------     --------     --------        --------    --------        -------    -------      --------        --------

     227        844          893          659             790         577             --         --            --              --
      --         --           --           --              --          --             --         --            --              --
      --         --           --           80              --           4             --         --            --              --
    (527)      (441)        (945)        (840)           (853)       (574)            --         --            --              --
--------    -------     --------     --------        --------    --------        -------    -------      --------        --------
    (300)       403          (52)        (101)            (63)          7             --         --            --              --
--------    -------     --------     --------        --------    --------        -------    -------      --------        --------
  (2,845)       221        6,536       (3,589)          8,269      (3,232)         1,274        736         4,151             700
========    =======     ========     ========        ========    ========        =======    =======      ========        ========


    SMALL CAP GROWTH          SMALL CAP VALUE          TAX SENSITIVE            VALUE INCOME                 VANTAGE
      STOCK FUND               EQUITY FUND           GROWTH STOCK FUND            STOCK FUND                  FUND
 ---------------------   ----------------------   ----------------------    -----------------------        -----------
 06/01/01-   06/01/00-   06/01/01-     06/01/00-  06/01/01-    06/01/00-    06/01/01-     06/01/00-         11/30/01*-
 05/31/02    05/31/01    05/31/02      05/31/01   05/31/02     05/31/01     05/31/02      05/31/01          05/31/01
 --------   ---------    --------      --------   -------      --------     --------      ---------         ----------

 11,664        7,958      17,156          17,362        719      3,365       15,102         15,463              929
    104        1,679         166             298         --         --          609          1,281               --
 (5,140)      (5,529)     (8,007)         (7,956)    (7,405)    (7,610)     (14,311)       (44,811)             (16)
-------     --------    --------        --------    -------   --------     --------      ---------            -----
  6,628        4,108       9,315           9,704     (6,686)    (4,245)       1,400        (28,067)             913
-------     --------    --------        --------    -------   --------     --------      ---------            -----
    368          345          --              --         --         --          394            195               --
      6          131          --              --         --         --           57            131               --
   (499)      (1,064)         --              --         --         --         (970)        (2,999)              --
-------     --------    --------        --------    -------   --------     --------      ---------            -----
   (125)        (588)         --              --         --         --         (519)        (2,673)              --
-------     --------    --------        --------    -------   --------     --------      ---------            -----

    647          472       1,554             294        846      2,438          813            453               89
      6          105           1               5         --         --            4             55               --
   (389)        (354)       (207)           (325)    (2,309)    (2,392)      (1,120)        (3,011)              --
-------     --------    --------        --------    -------   --------     --------      ---------            -----
    264          223       1,348             (26)    (1,463)        46         (303)        (2,503)              89
-------     --------    --------        --------    -------   --------     --------      ---------            -----
  6,767        3,743      10,663           9,678     (8,149)    (4,199)         578        (33,243)           1,002
=======     ========    ========        ========    =======   ========     ========      =========            =====

NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002


9. Concentration of Credit Risk:

The Information and Technology Fund invests a substantial portion of its assets in securities in the technology industry. Therefore, it may be more affected by economic and political developments in that industry than a general equity fund would be.

The International Equity and International Equity Index Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002


To the Shareholders and Board of Trustees of STI Classic Funds:

In our opinion, the accompanying statements of net assets of Balanced Fund, Capital Appreciation Fund, Growth & Income Fund, Life Vision Aggressive Growth Fund, Life Vision Growth and Income Fund, Life Vision Moderate Growth Fund, Mid-Cap Equity Fund, Mid-Cap Value Equity Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Tax Sensitive Growth Stock Fund and Value Income Stock Fund, and the statements of assets and liabilities, including the schedules of investments, of Information & Technology Fund (formerly E-Commerce Opportunity Fund), International Equity Fund, International Equity Index Fund and Vantage Fund (sixteen of the portfolios constituting STI Classic Funds, hereafter referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at May 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002, by correspondence with the custodians and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets for the year ended May 31, 2001 and the financial highlights for each of the periods ended May 31, 2001 and November 30, 1998 were audited by other independent accountants whose reports dated July 18, 2001 and January 15, 1999, expressed unqualified opinions on those financial statements.

PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
July 15, 2002

SHAREHOLDER VOTING RESULTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002                                UNAUDITED


The undersigned, being the holder of all of the issued and outstanding shares of the Mid Cap Value Equity Fund and Vantage Fund (each a "Fund" and collectively, the "Funds"), each a series of STI Classic Funds, a Massachusetts business trust (the "Trust"), in accordance with Article V, Sections 1 and 4 of the Trust's Agreement and Declaration of Trust and in lieu of a meeting of shareholders, does hereby consent to and approve the following resolutions:

RESOLVED: That SEI Investments Mutual Funds Services (the "Administrator") be, and it hereby is, appointed to serve as Administrator of the Fund and that the Administration Agreement between the Trust and the Administrator including the schedule thereto relating to the Fund, as previously approved by the Trust's Board of Trustees be, and it hereby, approved.

RESOLVED:   That  Trusco  Capital  Management,  Inc.  (the  "Adviser")  be,  and
            it hereby is, appointed to serve as Adviser to the assets of the Fund and that the Investment Advisory Agreement between the Trust and the Adviser on behalf of the fund, previously approved by the Trust's Board of Trustees be, and it is hereby, approved.

RESOLVED:   That SEI Investments  Distribution Co. (the  "Distributor")  be, and
            it hereby is, appointed as Distributor of the shares of the Fund and
            that  the   Distribution   Agreement   between  the  Trust  and  the
            Distributor previously approved by the Trust's Board of Trustees with respect to the Fund be, and it is hereby, approved.

RESOLVED:   That the Distribution  and Service Plan between the  Trust  and  the
            Distributor, with respect to the Flex Shares Class, previously approved by the Trust's Board of Trustees be, and it is hereby, approved.

RESOLVED:   That the  Distribution  Plan between the Trust and the  Distributor, with respect to the Investor Shares Class, previously approved by the Trust's Board of Trustees be, and it is hereby, approved.

FUND REORGANIZATION
-------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002                                UNAUDITED


On May 18, 2001 the Capital Appreciation Fund acquired all of the assets of the Core Equity Fund pursuant to the plan of reorganization approved by the shareholders of the Core Equity Fund on May 18, 2001. The following table summarizes certain relevant information of these Funds prior to and immediately after the business combination on May 18, 2001.




                             SHARES
                           OUTSTANDING
                            ON MERGER       UNREALIZED
FUND                          DATE         APPRECIATION
-----                   --------------    -------------
 Core Equity Fund
   Trust Shares ........ 20,993,304        $23,724,070
   Flex Shares .........    547,370            515,296


                         SHARES ISSUED       NET ASSETS      NAV
                          IN BUSINESS         AFTER          PER
FUND                     COMBINATION        COMBINATION      SHARE
-----                  ----------------   ---------------   --------
 Capital Appreciation
     Fund (1)
   Trust Shares .......  16,143,326       $1,205,864,347    $14.15
   Flex Shares ........     439,947          114,299,999     13.34

(1) Represents the accounting survivor in this business combination.

TRUSTEES FOR STI CLASSIC TRUST
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002


Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." Messrs. Courts and Ridley are Trustees who may be deemed to be "interested" persons of the Trust.

-----------------------------------------------------------------------------------------------------------------------------------
                                      TERM OF                                             NUMBER OF
                                      OFFICE                                             PORTFOLIOS
                                        AND                 PRINCIPAL                  IN STI CLASSIC
                      POSITION(S)    LENGTH OF            OCCUPATION(S)                    COMPLEX        OTHER DIRECTORSHIPS
     NAME              HELD WITH       TIME                DURING PAST                   OVERSEEN BY            HELD BY
   AND AGE1            THE TRUST      SERVED2                5 YEARS                    BOARD MEMBER3        BOARD MEMBER4
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------
Thomas Gallagher, 54    Trustee      May 2000        President, Genuine Parts Company         48        Director, National
                                                     Wholesale Distribution, 1970 to the                Service Industries;
                                                     present.                                           Director, Oxford
                                                                                                        Industries. Current
                                                                                                        Trustee of STI Classic
                                                                                                        Variable Trust.
------------------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch, 69    Trustee      May 1992        Retired. President, Orange County         48       Current Trustee on the Board
                                                     Publishing Co., Inc., 1981 to 1997,                Board of Trustees for the
                                                     publisher of the Paoli News and the                SEI Family of Funds, The
                                                     Paoli Republican and Editor of the                 Capitol Mutual Funds and
                                                     Paoli Republican, 1981 to 1997,                    STI Classic Variable Trust.
                                                     President, H & W Distribution, Inc.,
                                                     1984 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
James O. Robbins, 59    Trustee      May 2000        President and Chief Executive             48       Director, NCR; Director,
                                                     Officer, Cox Communications, Inc.,                 Cox Communications,
                                                     1983 to the present.                               Current Trustee of STI
                                                                                                        Classic Variable Trust.
------------------------------------------------------------------------------------------------------------------------------------
Jonathan T. Walton, 72  Trustee    February 1998     Retired.                                  48       Trustee, W.K. Kellogg Trust.
                                                                                                        Current Trustee of STI
                                                                                                        Classic Variable Trust.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS5
-------------
Richard W. Courts, II,  Trustee    November 2001     Chairman of the Board, Atlantic           48       Current Trustee of STI
66                                                   Investment Company, 1970 to the                    Classic Variable Trust.
                                                     present.
------------------------------------------------------------------------------------------------------------------------------------
Clarence H. Ridley, 60  Trustee    November 2001     Chairman of the Board; Haverty            48       Current Trustee of STI
                                                     Furniture Companies, 2001 to the                   Classic Variable Trust.
                                                     present; Partner, King and Spaulding
                                                     LLP (law firm), 1971 to 2000.
------------------------------------------------------------------------------------------------------------------------------------

1 Each trustee may be contacted by writing to c/o STI Classic Funds, SEI
  Investments Company, Oaks, PA 19456.
2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
3 The "STI Classic Complex" consists of all registered investment companies for which Trusco Capital Management, Inc. serves as investment adviser. As of May 31, 2002, the STI Classic Complex consisted of 48 Funds.
4 Directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
5 Mr. Courts is deemed an interested trustee because of his directorships with affiliates of the Adviser. Mr. Ridley is deemed an interested trustee because of his material business relationships with the parent to the Adviser.

NOTICE TO SHAREHOLDERS
-------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2002                               UNAUDITED


For shareholders that do not have a May 31, 2002 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2002 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended May 31, 2002, each Fund is designating the following items with regard to distributions paid during the year:

                                       LONG TERM       QUALIFIED                                                     FOREIGN
                                       (20% RATE)        5 YEAR        ORDINARY                                        TAX
                                      CAPITAL GAIN        GAIN          INCOME          TOTAL       QUALIFYING      WITHHOLDING
  FUND                                DISTRIBUTION    DISTRIBUTION   DISTRIBUTIONS  DISTRIBUTIONS  DIVIDENDS (1)  PASS THROUGH (2)
 -----                                ------------    ------------   -------------  -------------  -------------  ----------------
Balanced Fund ........................   51.66%          10.43%         37.91%         100.00%         20.94%             --%
Capital Appreciation Fund ............   10.27           89.73             --          100.00             --              --
Growth and Income Fund ...............      --              --         100.00          100.00         100.00              --
Information and Technology Fund ......      --              --             --              --             --              --
International Equity Fund ............      --              --         100.00          100.00             --          100.00
International Equity Index Fund ......      --              --         100.00          100.00             --           49.92
Life Vision Aggressive Growth Fund ...      --              --         100.00          100.00             --              --
Life Vision Growth and Income Fund ...      --              --         100.00          100.00             --              --
Life Vision Moderate Growth Fund .....      --              --         100.00          100.00             --              --
Mid-Cap Equity Fund ..................      --              --             --              --             --              --
Mid Cap Value Equity Fund ............      --              --         100.00          100.00          29.43              --
Small Cap Growth Stock Fund ..........      --          100.00             --          100.00             --              --
Small Cap Value Equity Fund ..........      --              --         100.00          100.00          99.14              --
Value Income Stock Fund ..............      --              --         100.00          100.00          98.42              --
Vantage Fund .........................      --              --             --              --             --              --

--------------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".
(2) Foreign tax credit pass through represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions".

NOTES
------------------------------------------------------------------------------

                               INVESTMENT ADVISER
                         Trusco Capital Management, Inc.

                     STI Classic Funds are not deposits, are
                     not insured or guaranteed by the FDIC
                     or any other government agency, and are
                     not endorsed by and do not constitute
                     obligations of SunTrust Banks, Inc. or
                     any other of its affiliates. Investment in the Funds involves risk, including the possible loss of principal. There is no guarantee that any STI Classic Fund will achieve its investment objective. The STI Classic Funds are advised by an affiliate of SunTrust Banks, Inc.


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.

               This information must be preceded or accompanied by
                  a current prospectus for each Fund described.


                               [STI Logo Omitted]

               BACKED BY TRADITION. STRENGTHENED BY EXPERIENCE.SM


                                                                STI-AR-001-0200